                                                                    EXHIBIT 10.1


--------------------------------------------------------------------------------


                                LOAN AGREEMENT


                                    between


                           GATX CAPITAL CORPORATION



                                      and



                                 PS GROUP, INC.



                         Dated as of December 18, 1999


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

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                                                                         ----
ARTICLE 1  DEFINITIONS...............................................      1
     1.1   Definitions...............................................      1
     1.2   Other Definitional Provisions.............................     13
     1.3   Accounting Terms and Determinations.......................     13

ARTICLE 2  THE LOAN..................................................     13
     2.1   The Loan..................................................     13
     2.2   The Note..................................................     13
     2.3   Disbursement; Use of Proceeds.............................     14
     2.4   Interest..................................................     14
     2.5   Principal.................................................     15
     2.6   Payments..................................................     15
     2.7   Application of Payments...................................     15
     2.8   Commitment Fee............................................     16

ARTICLE 3  CLOSING CONDITIONS........................................     16
     3.1   Closing Conditions........................................     16

ARTICLE 4  REPRESENTATIONS AND WARRANTIES............................     19
     4.1   Organization..............................................     19
     4.2   Authorization.............................................     20
     4.3   Chief Executive Office; Location of Assets................     20
     4.4   Solvency..................................................     20
     4.5   Litigation................................................     21
     4.6   No Default................................................     21
     4.7   Incorporation of Certain Representations and Warranties...     21
     4.8   Federal Reserve Regulations...............................     21
     4.9   Subsidiary Assets.........................................     22

ARTICLE 5  AFFIRMATIVE COVENANTS.....................................     22
     5.1   Performance and Enforcement...............................     22
     5.2   Maintenance of Existence..................................     22
     5.3   Maintenance of Personal Property and Leased Assets........     22
     5.4   Maintenance of Records....................................     23
     5.5   Maintenance of Insurance..................................     23
     5.6   Right of Inspection.......................................     23
     5.7   Reporting Requirements....................................     24
     5.8   UCC Financing Statements; Lien Searches; Other Filings....     25
     5.9   Payments of Amounts Received..............................     26
     5.10  Conduct of Business; Defaulted Leases.....................     26

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                                       i


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     5.11  Collateral Account; Direction to Obligors.................     27
     5.12  Use of Proceeds...........................................     27
     5.13  Obligations and Taxes.....................................     27
     5.14  Compliance With Laws......................................     27
     5.15  Further Assurances........................................     28

ARTICLE 6  NEGATIVE COVENANTS........................................     28
     6.1   Liens.....................................................     28
     6.2   Restriction on Debt.......................................     29
     6.3   Restriction on Business...................................     29
     6.4   Restricted Payments.......................................     30
     6.5   Remarketing of Leased Assets; Contracts...................     30
     6.6   Sale and Lease-Back Transactions..........................     30
     6.7   Investments, Loans and Advances...........................     30
     6.8   Business Combination......................................     31
     6.9   Sales, Etc., of Assets....................................     31
     6.10  Employees and Affiliates..................................     32
     6.11  Amendments; New Agreements................................     32
     6.12  Capital Expenditures......................................     32
     6.13  Direction of Trustees.....................................     32

ARTICLE 7  EVENTS OF DEFAULT.........................................     33
     7.1   Events of Default.........................................     33
     7.2   Acceleration of Maturity..................................     36
     7.3   Suits for Enforcement.....................................     36
     7.4   Remedies Cumulative.......................................     37
     7.5   Remedies Not Waived.......................................     37

ARTICLE 8  MISCELLANEOUS.............................................     37
     8.1   Amendments................................................     37
     8.2   No Waiver.................................................     37
     8.3   Mutilated, Destroyed, Lost or Stolen Note.................     37
     8.4   Expenses; Indemnity; Damage Waiver........................     37
     8.5   Survival..................................................     39
     8.6   Notices...................................................     39
     8.7   Entire Agreement..........................................     40
     8.8   Counterparts..............................................     40
     8.9   Severability..............................................     40
     8.10  Captions..................................................     40
     8.11  Governing Law.............................................     40
     8.12  Jurisdiction..............................................     40
     8.13  Waiver of Jury Trial......................................     41
     8.14  Successors and Assigns....................................     41
     8.15  No Benefit................................................     41

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                                      ii


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                                                                         ----
EXHIBITS

     A           Form of Note
     B           Form of Security Agreement
     C           Form of Holdings Guaranty
     D           Form of Trust Guaranty
     E           Form of Stock Pledge and Security Agreement
     F           Form of Form of Mortgage and Assignment of Lease
     G           Form of Form of Collateral Account and Pledge Agreement
     H           Form of Form of Subsidiary Guaranty
     I           Form of Form of Subsidiary Security Agreement
     J           Form of Borrower Stock Pledge Agreement


SCHEDULES

     3.1(g)(i)   Form of Opinion of Counsel (Heller, Ehrman,
                   White & McAuliffe)
     3.1(g)(ii)  Form of Opinion of Counsel (Shearman & Sterling)
     3.1(g)(iii) Form of Opinion of Counsel (Bingham Dana LLP)
     3.1(g)(iv)  Form of Opinion of Counsel (Richards, Layton & Finger)
     3.1(g)(v)   Form of Opinion of Counsel (Crowe & Dunlevy)
     3.1(g)(vi)  Form of Opinion of Counsel (Holland & Knight)
     4.3         Location of Assets
     5.5         Total Loss Only Coverage Amounts
     5.8         UCC-1 Financing Statements



          LOAN AGREEMENT dated as of December 18, 1999 between GATX CAPITAL CORPORATION, a Delaware corporation, and PS GROUP, INC., a Delaware corporation.

          WHEREAS, PS Acquisition desires to merge with and into Holdings, and Holdings desires to merge with and into PS Acquisition, pursuant to the terms of the Merger Agreement and the transactions contemplated thereby;

          WHEREAS, the Borrower is a wholly owned Subsidiary of Holdings and will derive substantial benefit from the Merger;

          WHEREAS, the Borrower has requested the Lender to make the Loan to the Borrower, simultaneously with, and in order to enable the Borrower to finance, the Merger;

          NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

          1.1  Definitions.  As used in this Agreement, except as otherwise
               -----------
herein indicated, the following terms have the respective meanings set forth or referred to below:

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls, is controlled by, or is under common control
with, such Person.   For the purposes of this definition, "control" (including
with correlative meanings the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agreement" means this Loan Agreement, as amended from time to time.
           ---------

          "Assignment of Lease" means the assignments of lease to be granted by
           -------------------
the Borrower (or, as applicable, a Trustee) to the Lender (or a trustee for the benefit of the Lender) assigning such Person's interest as lessor under the Leases.

          "Available Cash" (a), as of any Business Day, means all cash received
           --------------
by or for the account of the Borrower and its Subsidiaries from any and all sources whatsoever representing Lease Payments during the period from noon on the immediately preceding date of determination (or the Closing Date in case of the first date of determination) to noon on the current date of determination, including, without limitation, (i) cash proceeds (net of remarketing or other related expenses) from the refinancing, sale or other disposition of any capital stock or assets of the Borrower and its Subsidiaries (including insurance and condemnation proceeds) received prior to the Maturity Date and (ii) lease rentals (net of debt service, if applicable), in each case as and when received by the Borrower or its Subsidiaries, (b), as of any Business Day, means all net cash proceeds of any asset sales permitted under subsections (g) or (h) of
Section 6.9 and (c), on the date which is five (5) Business Days following the Closing Date and on the last Business Day of each March, June, September and December, means an amount equal to the excess, if any, of the aggregate amount of cash and cash equivalents of the Borrower and its Subsidiaries (without duplication of the amounts described in clauses (a) and (b) above) over the sum
                                                                   ----
of $615,000 plus the Environmental Reserve.
            ----

          "Bank" means The Chase Manhattan Bank.
           ----

          "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C.
           ---------------
(S)(S) 101 et seq., as amended, or any successor statute.
           -- ----

          "Borrower" means PS Group, Inc., a Delaware corporation.
           --------

          "Borrower Environmental Reserve Account" means a segregated bank
           --------------------------------------
account held by the Borrower (i) upon which the Borrower may draw from time to time, if the cash reserve contained in the PST Environmental Reserve Account shall have been exhausted, to defray environmental expenses of PS Trading or
(ii) to satisfy the requirements of that certain letter loan agreement dated September 22, 1995 between Bank of America National Trust and Savings Association and the Borrower (as heretofore amended) so long as the same remain in effect; provided, that the Borrower Environmental Reserve Account shall
           --------
contain a cash reserve in an amount of not less than $1,000,000 so long as any of the requirements described in clause (ii) above shall remain in effect.

          "Borrower Stock Pledge Agreement" means the Stock Pledge Agreement to
           -------------------------------
be dated the Closing Date between the Borrower and the Lender, as amended from time to time.

          "Business Day" means any day other than a Saturday or Sunday or a day
           ------------
on which banks in San Francisco, California or New York, New York are authorized by law to be closed. Any reference herein to "days" (unless Business Days are specified) shall mean calendar days.

          "Capital Expenditures" means, for any Person for any period, the sum
           --------------------
of, without duplication, (a) all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a consolidated balance sheet of such Person or have a useful life of more than one year plus
                                                                         ----
(b) the aggregate principal amount of all Debt (including under Capital Leases) assumed or incurred in connection with any such expenditures. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

          "Capital Lease", as applied to any Person, means any lease of any
           -------------
property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, has been or would be required to be accounted for as a capital lease on the consolidated balance sheet of that Person.

          "Cash Equivalents" means any of the following, to the extent owned by
           ----------------
the Borrower or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 360 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion or (c) commercial paper in an aggregate amount of no more than $500,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          "Change in Control" means (a) the failure by The D.H. Wolf Trust and
           -----------------
The Richard Buckingham Family Trust to own, directly or indirectly, beneficially and of record, membership interests in ICA Heritage Air Holdings, LLC ("Heritage") representing 100% of the aggregate ordinary voting power represented by the issued and outstanding membership interests in Heritage, (b) the failure by Heritage, to own, directly or indirectly beneficially and of record, 100% of the issued and outstanding beneficial interests of the Trust, (c) after the Merger, the failure by the Trust to own, directly or indirectly, beneficially and of record, 100% of the issued and outstanding equity interests of Holdings, (d) the failure by Holdings to own, directly or indirectly, beneficially and of record, 100% of the issued and outstanding equity interests of the Borrower, or (e) the occurrence of a "Change of Control" or similar event (however denominated) under and as defined in any Debt of Heritage, the Trust, Holdings, the Borrower or any Subsidiary in an aggregate outstanding principal amount in excess of $1,000,000.

          "Closing" means the closing of the Loan made on the Closing Date.
           -------

          "Closing Date" means the date as of which the Loan is made as provided
           ------------
herein, which shall be no later than 180 days after the signing of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, or any
           ----
successor statute.

          "Collateral Account" has the meaning set forth in the Collateral
           ------------------
Account and Pledge Agreement.

          "Collateral Account and Pledge Agreement" means the Collateral Account
           ---------------------------------------
and Pledge Agreement to be dated the Closing Date between the Borrower and the Lender, as amended from time to time.

          "Collateral Documents" means the Security Agreement, the Stock Pledge
           --------------------
and Security Agreements, the Mortgages, the Collateral Account and Pledge Agreement, the Borrower Stock Pledge Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement, the Trust Guaranty and the Holdings Guaranty.

          "Commitment Fee" has the meaning set forth in Section 2.8.
           --------------

          "Company Disclosure Schedules" means the Company Disclosure Schedules
           ----------------------------
under the Merger Agreement.

          "Contract" means any contract, agreement, indenture, note, bond,
           --------
instrument, lease, guaranty, trust agreement, escrow agreement, letter of credit, residual sharing agreement, option agreement, moratorium or other work-out agreement, remarketing agreement, management agreement, brokerage agreement, consent, waiver, tax benefit transfer agreement or other binding arrangement, whether or not in writing, and all amendments and supplements thereto.

          "Debt" of any Person means, as of any date, all liabilities,
           ----
obligations and reserves, contingent or otherwise, which, in accordance with GAAP, would be reflected as a liability on a balance sheet (or footnote relating thereto) and shall also include, without duplication, (i) all obligations of such Person for borrowed money, (ii) all payment obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (other than Expenses payable in the ordinary course), (iv) all payment obligations of such Person under conditional sales or other title retention agreements, (v) all payment obligations of such Person as lessee under Capital Leases, (vi) all obligations of such Person to purchase securities or other prop erty pursuant to a repurchase or similar agreement, (vii) the undrawn face amount of any outstanding letters of credit issued for the account of such Person, and all obligations of such Person to reimburse or prepay any other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument, (viii) all obligations (of such Person or of others) secured by a Lien on any asset of such Person, whether or not such obligations is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

          "Default" means the occurrence or existence of any event or condition
           -------
that with the giving of notice or the passage of time, or both, would constitute an Event of Default.

          "Default Rate" means the Prime Rate plus 3.50%.
           ------------

          "Defaulted Lease" means, as of any date, a Lease under which there
           ---------------
exists as of such date any default, event of default or other circumstance of a type (i) that would then permit, or with the giving of notice or passage of time or both would permit, the lessor under such Lease, or any Person to whom the lessor's rights under such Lease may have been assigned, to accelerate the obligations of the lessee under such Lease or to foreclose or otherwise take possession or demand the return of any material item of Leased Assets to which such Lease relates or to terminate such Lease or to receive liquidated damages thereunder or (ii) that provides for the automatic acceleration of the obligations of the lessee under such Lease, the automatic termination of such Lease or the automatic payment of liquidated damages thereunder.

          "Designated Representations" has the meaning set forth in Section 4.7.
           --------------------------

          "Dollars" and "$" means dollars in any coin or currency of the United
           -------       -
States of America which, at the time of payment thereof, shall be legal tender for public and private debt.

          "Environmental Reserve" means a cash reserve in an amount not to
           ---------------------
exceed $5,000,000 in the aggregate of PS Trading and the Borrower to be held in the Environmental Reserve Accounts.

          "Environmental Reserve Accounts" means, collectively, the PST
           ------------------------------
Environmental Reserve Account and the Borrower Environmental Reserve Account.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor.

          "Event of Default" has the meaning set forth in Section 7.1.
           ----------------

          "Expenses" means, with respect to the ongoing business of the Borrower
           --------
and its Subsidiaries, the following (provided, however, that, with respect to
                                     --------  -------
any Leased Assets or Lease, the following shall be treated as Expenses only to the extent not actually paid or reimbursed by a lessee or third party):

               (a) All reasonable out-of-pocket expenses (including attorneys' fees and disbursements) incurred in connection with the Remarketing of the Leases or Leased Assets to the extent such expenses are reasonably incurred by the Borrower or its Subsidiaries pursuant to this Agreement, including amounts reasonably expended to repair or recondition a Leased Asset prior to its Remarketing;

               (b) All reasonable out-of-pocket expenses (including attorneys' fees and disbursements) incurred in the course of enforcement of lessor rights and remedies with respect to the return condition of the Leased Assets under any Lease;

               (c) Sales taxes relating to the disposition of the Leased Assets;

               (d) Reasonable fees and expenses of specialized brokers and consultants whose assistance is required in connection with the Remarketing of Leased Assets;

               (e) All reasonable fees and expenses (including auditing, accounting, legal, brokerage, appraisal and inspection fees and disbursements) incurred in connection with: (i) the repossession of any Leased Assets, (ii) the storage of any Leased Assets, (iii) claims for insurance or otherwise in respect of any damaged, lost or destroyed Leased Assets, (iv) the enforcement of the Borrower's rights under a Lease, and (v) the prosecution or defense of any litigation with respect to the Leased Assets or arising in respect of the Loan Documents or the Merger Agreement;

               (f) All taxes on or in respect of the Leased Assets (except income taxes of Holdings or its Affiliates);

               (g) Insurance premiums relating to the Leased Assets or otherwise required pursuant to this Agreement or any Loan Document;

               (h) Corporate, Uniform Commercial Code and other filing and administrative fees incurred with respect to the Leased Assets or under the Loan;
               (i) Costs of reports and data collection requested by the Borrower;

               (j) Any liabilities to third parties with respect to the Leased Assets in respect of which the Borrower receives any payments pursuant to any insurance policy or indemnification provision in favor of the Borrower;

               (k) Reasonable administrative costs resulting from government regulations promulgated after the date of this Agreement with respect to the Leased Assets;

               (l) Other expenses (including, without limitation, wages and benefits of employees and consultants) incurred in the ordinary course of business of (i) Statex (so long as it is a Subsidiary of the Borrower) in an amount not to exceed $500,000 per month and (ii) the Borrower and its other Subsidiaries in an amount not to exceed $150,000 per month; and

               (m) Other special or unusual costs as shall be reasonably agreed to by the Lender and the Borrower in light of the nature of the Borrower's requirements relating to the Leased Assets.

          "GAAP" and "generally accepted accounting principles" mean generally
           ----       ----------------------------------------
accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, as amended.

          "Governmental Authority" means any Federal, state, local or foreign
           ----------------------
court, governmental or regulatory body, agency or authority.

          "Guarantee" by any Person means any obligation, contingent or
           ---------
otherwise, of such Person directly or indirectly guaranteeing, or in any manner providing for the payment of, any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay, or to maintain financial statement conditions or otherwise). The term "Guarantee" used as a verb has a corresponding meaning.

          "Holdings" means PS Group Holdings, Inc., a Delaware corporation.
           --------

          "Holdings Guaranty" means the Guaranty to be dated the Closing Date
           -----------------
from Holdings to the Lender, as amended from time to time.

          "Lease" means each of the leases under which any Leased Assets subject
           -----
to such lease are leased to a lessee.

          "Lease Documents" has the meaning set forth in the Merger Agreement.
           ---------------

          "Lease Payments" means each of the following amounts, to the extent
           --------------
payable to, and actually received by or for the account or at the direction of, the Borrower or its successors or assigns (or the Lender on behalf of the Borrower pursuant to any of the Loan Documents): (i) all rents and all other amounts payable under any Lease Document, including all proceeds paid by the Obligor or lessee thereunder pursuant to a purchase option, renewal option or termination option, all late charges or penalties and indemnity payments, or any Guarantee or other payments made with respect to any Leased Asset subject or pursuant to any Lease Document, (ii) all insurance, requisition, casualty and condemnation proceeds with respect to any Lease Document or any interest therein or with respect to any Leased Asset, regardless of whether such proceeds resulted from events occurring on, before or after the Closing Date, (iii) the proceeds of any Remarketing of any item of Leased Assets or any Lease Document,
(iv) all warranty payments and any other similar payments in respect of the Leased Assets, (v) all cash or other amounts paid to or deposited in the Collateral Account pursuant to any Loan Document, (vi) all proceeds arising from or related to any claim, action, lawsuit or proceeding with respect to the Leased Assets or any Lease Document, (vii) all amounts paid or payable to the Borrower in connection with the renegotiation of any Lease Document, including amounts paid in consideration of the granting of an option to use or purchase Leased Assets, (viii) any amounts arising under, and paid or payable to the Borrower with respect to any Leased Assets or Lease (including any amount payable under indemnity provisions), (ix) any distributions of cash, securities, obligations or other property in respect of any claim (as such term is defined in Section 101(5) of the Bankruptcy Code) that the Borrower or any of its Affiliates may have in connection with any Lease Document in a case under the Bankruptcy Code or any similar proceeding in which any Obligor under any Lease Document is a debtor (including all rights to adequate protection, post-petition interest, and all rights and interests under any intercreditor or subordination arrangements or agreements), (x) any other cash or proceeds of, or for the account of, the Borrower and arising from or relating to the Leased Assets or any Lease Document, and (xi) all proceeds of the foregoing and interest or other amounts earned with respect to the foregoing.

          "Leased Assets" has the meaning set forth in the Merger Agreement.
           -------------

          "Lender" means GATX Capital Corporation, a Delaware corporation, and
           ------
its successors and assigns.

          "Lien" means any mortgage, pledge, hypothecation, assignment, security
           ----
interest, lien, judgment, charge or encumbrance, priority or other security agreement or arrangement or other claim or right of any kind or nature whatsoever (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, and the filing of, or agreement to give or file, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction. A Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to (i) a call or other purchase or buy-out option of another Person or (ii) the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

          "Loan" means the borrowing by the Borrower from the Lender pursuant to
           ----
this Agreement and the Note.

          "Loan Amount" has the meaning set forth in Section 2.1.
           -----------

          "Loan Documents" means this Agreement, the Note, and the Collateral
           --------------
Documents.

          "Material Adverse Effect" means any change or effect that is or is
           -----------------------
reasonably likely to be materially adverse to the business, operations, properties, condi tion (financial or otherwise), assets or liabilities (including, without limitation, contingent liabilities) of Holdings, the Borrower and its Subsidiaries taken as a whole, in each case, excluding any change or effect that is directly attributable to conditions generally affecting the oil and gas industry, unless such conditions adversely affect Holdings, the Borrower or its Subsidiaries in a materially disproportionate manner and, as to the Borrower and its Subsidiaries or Holdings, also means a material adverse effect on the ability of it to perform its obligations under, or on the enforceability of, the Loan Documents to which it is a party, or a material adverse effect on the value of any Leased Asset or the Collateral (as defined in the Security Agreement).

          "Maturity Date" means the earlier of (i) the date which falls one year
           -------------
after the Closing Date (or such later date as the Borrower and the Lender may agree), or (ii) the date upon which the Loan has been paid in full in cash.

          "Merger" means the merger by PS Acquisition with and into  Holdings.
           ------

          "Merger Agreement"  means the Merger Agreement dated of even date
           ----------------
herewith among PS Acquisition, the Trust and Holdings, as amended from time to time in accordance with this Agreement.

          "Merger Consideration" has the meaning set forth in the Merger
           --------------------
Agreement.

          "Merger Documents" means the Merger Agreement and all documents,
           ----------------
certificates and instruments delivered in connection with the execution thereof or the consummation of the transactions contemplated thereby.

          "Merger Expenses" means the expenses arising from the Merger described
           ---------------
on Schedule 5.10 of the Company Disclosure Schedules.

          "Mortgaged Property" shall mean (i) DC-9-81 Aircraft bearing U.S.
           ------------------
Registration No. N813US and manufacturer's serial number 48093 owned by PS Group First Delaware Trust, (ii) DC-9-82 Aircraft bearing U.S. Registration No. N815US and manufacturer's serial number 48095 owned by PS Group First Delaware Trust,
(iii) DC-9-82 Aircraft bearing U.S. Registration No. N824US and manufacturer's serial number 49143 owned by PS Group First Delaware Trust and (iv) DC-9-82 Aircraft bearing U.S. Registration No. N830US and manufacturer's serial number 49443 owned by PS Group First Delaware Trust.

          "Mortgages" means the mortgages to be granted by the Borrower (or, as
           ---------
applicable, a Trustee) to the Lender (or a trustee for the benefit of the Lender) granting Liens on the Mortgaged Property to secure the Loan and the related Assignment of Lease contained therein.

          "Note" has the meaning assigned to such term in Section 2.2.
           ----

          "Obligor" means any Person, including any Trustee, who is or may
           -------
become obligated to the Borrower under or on account of any Lease.

          "Owner Trust Agreement" means each of the agreements under which the
           ---------------------
Borrower or its Subsidiaries is a beneficial owner of any Leased Assets subject to such agreement.

          "Paying Agent" has the meaning set forth in the Merger Agreement.
           ------------

          "Permit" means all permits, licenses, orders or approvals of any
           ------
Governmental Authority.

          "Person" means an individual, a corporation, a partnership, a limited
           ------
partnership, a limited liability company, an unincorporated organization, an association, a joint-stock company, a joint venture, a trust, an estate, a Governmental Authority or other entity of any kind.

          "Personal Property" has the meaning set forth in the Merger Agreement.
           -----------------

          "Prime Rate" shall mean that fluctuating rate of interest announced
           ----------
publicly by the Bank, on the first business day immediately preceding the Closing Date, as its prime rate.

          "PS Acquisition" means PSG Acquisition, Inc., a Delaware corporation
           --------------
and Subsidiary of the Trust.

          "PS Trading" means PS Trading, Inc., a California corporation and
           ----------
Subsidiary of the Borrower.

          "PST Environmental Reserve Account" means a segregated bank account
           ---------------------------------
held by PS Trading upon which PS Trading may draw from time to time to defray its environmental expenses.

          "Remarketing", with respect to any Leased Assets, means any, or any
           -----------
effort to effect any, voluntary transfer or disposition by the Borrower or any Subsidiary of such Leased Assets or any of its interest therein, whether directly or indirectly through the sale or other transfer of any beneficial interest in an owner trust, including the leasing or releasing of such Leased Assets, the renewal of the Lease with respect to such Leased Assets, the sale or exchange of such Leased Assets for cash or other assets or property or the disposal of such Leased Assets as scrap. The term "Remarket" used as a verb has a corresponding meaning.

          "Requirements of Law" means, as to any Person, all requirements of any
           -------------------
law, rule, regulation or governmental license or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its properties is subject.

          "Security Agreement" means the Security Agreement to be dated the
           ------------------
Closing Date between the Borrower and the Lender, as amended from time to time.

          "Statex" means Statex Petroleum, Inc., a California corporation and
           ------
Subsidiary of the Borrower.

          "Stock Pledge and Security Agreements" means each of the Stock Pledge
           ------------------------------------
and Security Agreements to be dated the Closing Date made by Holdings and the Trust in favor of the Lender, each as amended from time to time.

          "Subsidiary" means, as to any Person, (i) any corporation of which at
           ----------
least a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned, directly or indirectly, by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, or (ii) any other Person (other than a corporation) in which the Person in question, one or more Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person, at the time, has at least a majority ownership and voting interest; provided, however, that,
                                                       --------  -------
through the Closing, the term "Subsidiary" shall not include any owner trust in which the Borrower holds a beneficial interest and provided, further, that after
                                                   --------- -------
the Closing Date, the term "Subsidiary" shall include any owner trust in which the Borrower holds a beneficial interest for purposes of Sections 5.3, 5.7(d), 5.7(g), 5.8, 5.10, 5.13, 5.14 and 7.1.

          "Subsidiary Guaranty" means the Subsidiary Guaranty to be dated the
           -------------------
Closing Date from PS Trading to the Lender, as amended from time to time.

          "Subsidiary Security Agreement" means the Subsidiary Security
           -----------------------------
Agreement to be dated the Closing Date from PS Trading to the Lender, as amended from time to time.

          "Tax" means, with respect to any Person, (i) any net income, gross
           ---
income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profit tax, custom duty or other tax, fee, assessment or charge of any kind whatsoever, together with any interest and any penalty, addition to tax or additional amount, imposed by any taxing authority (domestic, foreign or international) on such Person and (ii) any liability of such Person for the payment of any amount of the type described in the immediately preceding clause (i) as a result of such Person's being a member of an affiliated, combined or unitary group.

          "Trust" means Heritage Air Holdings Statutory Trust, a Connecticut
           -----
statutory trust whose sole beneficiary is ICA Heritage Air Holdings, Inc., a Delaware corporation that is directly or indirectly controlled by The D.H. Wolf
Trust and The Richard Buckingham Family Trust.

          "Trust Guaranty" means the Guaranty to be dated the Closing Date from
           --------------
the Trust to the Lender, as amended from time to time.

          "Trustee" has the meaning set forth in the Merger Agreement.
           -------

           1.2 Other Definitional Provisions.
               -----------------------------

               (a) The words "hereof," "hereto," "herein" and "hereunder" and words of similar import, when used in this Agreement or any other Loan Document, shall refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision hereof or thereof.

               (b) Unless expressly otherwise specified, references to Sections, Schedules or Exhibits contained in this Agreement refer to the Sections, Schedules or Exhibits to this Agreement.

               (c) As used in this Agreement and the other Loan Documents, the words "including" and "include" mean including without limiting the generality of any description preceding such term.

          1.3  Accounting Terms and Determinations.  Unless otherwise specified
               -----------------------------------
herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect from time to time.


                                   ARTICLE 2

                                   THE LOAN

          2.1  The Loan.  Subject to the terms and conditions hereof and
               --------
relying upon the representations, warranties, covenants and agreements herein set forth, the Lender agrees to lend to the Borrower, and the Borrower agrees to borrow from the Lender, in a single drawdown on the Closing Date, the Loan in the principal amount of Sixty-Three Million One Hundred Thirty-One Thousand Sixty Dollars ($63,131,060) less, at the Borrower's election prior to the
                            ----
Closing Date, all or a portion of the Merger Expenses (collectively, the "Loan
                                                                          ----
Amount").
------

          2.2  The Note.  The obligation of the Borrower to repay the
               --------
aggregate unpaid principal amount of and interest on the Loan shall be evidenced by a single promissory note of the Borrower, substantially in the form of Exhibit A to this Agreement (the "Note"). The Note shall be dated the Closing
                        ----
Date and shall be delivered by the Borrower to the Lender in duly executed form on the Closing Date. The Lender may, and is hereby authorized by the Borrower to, record on its computing or other accounting records appropriate notations regarding the Loan evidenced by the Note; provided that the failure to make or
                                          --------
an error in making any such notation shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Note.

          2.3  Disbursement; Use of Proceeds.  The Loan shall be disbursed by
               -----------------------------
the Lender on the Closing Date and shall be used by the Borrower for the payment of (i) one-half of the Commitment Fee to the Lender on the Closing Date, (ii) to the extent elected by the Borrower, a dividend to Holdings to be used by Holdings to pay the Merger Expenses in an amount not to exceed $4,250,000 and
(iii) a dividend to Holdings to be used by Holdings to pay, the Merger Consideration under the Merger Agreement, which Merger Consideration shall not exceed $72,820,000 in connection with which the Borrower hereby irrevocably instructs the Lender to remit the proceeds described in this clause (iii) to the Paying Agent.

          2.4  Interest.  Commencing on the Closing Date to but excluding the
               --------
date the Loan shall be paid in full in cash, the Borrower shall pay interest, to the extent permitted by law, on the unpaid principal amount of the Loan as follows:

               (a) At the Prime Rate plus 1.50% to and excluding the Maturity Date, and

               (b) At the Default Rate from and including the Maturity Date until all outstanding principal amounts shall be paid in full.

All computations of interest shall be made on the basis of a 365-day year (from and including the most recent date on which interest has been paid or, if no interest has been paid, from and including the Closing Date, through the last day in the period for which such interest is payable). All accrued interest hereunder and under the Note shall be payable, if paid on or prior to the Maturity Date, solely out of Available Cash, and no penalty shall be imposed upon the Borrower in respect of any accrued interest that remains unpaid as a result of insufficient Available Cash; provided that (i) accrued but unpaid
                                       --------
interest shall compound on a monthly basis and (ii) any accrued interest existing on or after the Maturity Date shall be paid by the Borrower on demand regardless of whether there is sufficient Available Cash to enable the Borrower to make such payment.

           2.5 Principal.
               ---------

               (a) Mandatory Prepayments.  Except as set forth in subsection (b)
                   ---------------------
below, prior to the Maturity Date, payments of principal shall be made solely out of Available Cash on each Business Day after the Closing Date on which the Borrower has Available Cash, such payment to be made under and in accordance with Section 2.7, until the unpaid principal amount of the Loan shall be paid in full. On the Maturity Date, the unpaid principal amount of the Loan and all accrued and unpaid interest thereon and all other amounts due the Lender hereunder and under the Note shall be due and payable regardless of whether there is sufficient Available Cash to enable the Borrower to make such payment.

               (b) Optional Prepayments.  The outstanding principal amount of
                   --------------------
the Loan may be prepaid by the Borrower, in whole or in part, upon at least two
(2) Business Days' prior written notice to the Lender, without premium or penalty; provided that (a) the Borrower pays to the Lender at the same time
         --------
all interest accrued on the principal amount of the Loan to but excluding the date of such payment and all other sums, if any, then due and payable by the Borrower to the Lender hereunder and under the other Loan Documents, and (b) each partial prepayment pursuant to this Section 2.5(b) shall be in an amount which is an integral multiple of $1,000,000. Each notice of prepayment shall specify the prepayment date and the principal amount of the Loan to be prepaid, shall be irrevocable and shall commit the Borrower to prepay the Loan (or portion thereof) by the amount stated therein on the date stated therein.

          2.6  Payments.  All payments to be made in respect of principal of or
               --------
interest on the Loan or Note shall be made as provided for in Section 2.7 of this Agreement and no later than 1:00 p.m., San Francisco, California time, on the day when due and shall be made to the Lender, or as the Lender may otherwise direct, from the Collateral Account in lawful money of the United States of America and in immediately available funds. If payment is received after such time, then for all purposes of this Agreement, such payment shall be deemed received on the next succeeding Business Day. Whenever any payment hereunder or under the Note shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of payment of interest. The Borrower shall make each payment (including principal of or interest on the Loan and any fees or other amounts) hereunder, without set-off, counterclaim or defense.

          2.7  Application of Payments.  (a)  So long as no Event of Default
               -----------------------
shall have occurred and be continuing, the Borrower shall on each Business Day apply all Available Cash as follows: (i) first, to the payment of any out-of-
                                          -----
pocket expenses (including reasonable attorneys' fees, disbursement and expenses) incurred by the Lender in connection with the transactions contemplated by the Loan Documents, (ii) second, to establish and maintain a $615,000 reserve for the
                ------
payment of Expenses, and to pay Expenses, including those advanced by the Lender, (iii) third, to pay dividends in amounts to be approved by the Lender,
              -----
(iv) fourth, to the payment of accrued and unpaid interest under the Loan
     ------
Agreement and the Note, (v) fifth, to the payment of any outstanding principal
                            -----
under the Loan Agreement and the Note, and (vi) thereafter, to any other amounts due to Lender hereunder or under any Loan Document or Collateral Document.

               (b) After the occurrence and continuation of an Event of Default, the Lender shall on each Business Day apply all Available Cash as follows: (i) first, to the payment of any out-of-pocket expenses (including reasonable
-----
attorneys' fees, disbursement and expenses) incurred by the Lender in connection with the transactions contemplated by the Loan Documents, (ii) second, to the
                                                               ------
payment of accrued and unpaid interest under the Loan Agreement and the Note,
(iii) third, to the payment of any outstanding principal under the Loan
      -----
Agreement and the Note, and (iv) thereafter, to any other amounts due to Lender hereunder or under any Loan Document or Collateral Document.

          2.8  Commitment Fee.  The Borrower shall pay a commitment fee (the
               --------------
"Commitment Fee") to the Lender in the amount of two percent (2%) of the Loan
---------------
Amount, which shall be fully earned on the Closing Date. The Borrower shall pay 50% of the Commitment Fee to the Lender at the Closing and 50% of the Commitment Fee to the Lender on the earlier of (i) the first anniversary of the Closing Date and (ii) the Maturity Date.


                                   ARTICLE 3

                               CLOSING CONDITIONS

          3.1  Closing Conditions.  The obligation of the Lender to make the
               ------------------
Loan is subject to the fulfillment or waiver on or prior to the Closing Date of the following conditions. Upon the making of the Loan at the Closing, all the actions set forth below shall unless waived by the Lender be deemed to have occurred, and all the conditions set forth below fulfilled, simultaneously and concurrently with each other.

               (a) Commitment Fee.  One-half of the Commitment Fee shall have
                   --------------
been paid to the Lender.

               (b) Performance; No Default.  The Borrower shall have performed
                   -----------------------
and complied with all agreements and conditions contained herein required to be performed or complied with by the Borrower prior to or on the Closing Date, no Default or Event of Default shall have occurred and be continuing and no event that, if such event had occurred after the Closing Date, would constitute a Default or Event of Default shall have occurred and be continuing.

               (c) Correctness of Representations.  The representations and
                   ------------------------------
warranties of the Borrower and its Subsidiaries contained in Article 4 hereof and of the Borrower and its Subsidiaries, Holdings and the Trust contained in the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, except in each case such representations and warranties as are made as of another date, which shall be true and correct in all material respects as of such date.

               (d) Loan Permitted by Applicable Laws.  The making of the Loan
                   ---------------------------------
and the consummation of the transactions contemplated hereby and by the other Loan Documents shall not be prohibited or enjoined (temporarily, preliminarily or permanently) by any Requirement of Law with respect to the Lender.

               (e) Merger Documents.  All conditions to the closing under the
                   ----------------
Merger Agreement shall have been satisfied (and no material condition to the obligation of Holdings and PS Acquisition shall have been waived) other than the release to the Paying Agent, in its capacity as such, of the proceeds of the Loan (which shall have been delivered to the Paying Agent pending notification by the Lender of such release) and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and the Lender shall have received the following documents, all certified by the Borrower to be complete and correct: (i) an executed original counterpart of the Merger Agreement, (ii) a set of all other Merger Documents and (iii) a set of the Lease Documents. No term or condition of the Merger Agreement originally executed by the parties thereto and heretofore delivered to the Lender shall have been amended, modified, supplemented or waived, expressly or by implication, except with the Lender's prior written consent.

               (f) Loan and other Documents.
                   ------------------------

                   (i) The Borrower (and the applicable owner trust, with respect to the Mortgages) shall have duly executed and delivered the Note, the Security Agreement, the Mortgages, the Collateral Account and Pledge Agreement and the Borrower Stock Pledge Agreement, substantially in the forms of Exhibits A, B, F, G and J, respectively.

                   (ii) Holdings shall have duly executed and delivered the Holdings Guaranty, substantially in the form of Exhibit C hereto.

                   (iii) The Trust shall have duly executed and delivered the Trust Guaranty, substantially in the form of Exhibit D hereto.

                   (iv) Holdings and the Trust each shall have duly executed and delivered a Stock Pledge and Security Agreement, each substantially in the form of Exhibit E hereto.

                   (v) PS Trading shall have duly executed and delivered the Subsidiary Security Agreement and the Subsidiary Guaranty, substantially in the forms of Exhibits H and I, respectively.

                   (vi) Appropriate Uniform Commercial Code financing statements and other filings, documents or instruments as may be requested by the Lender and which shall be necessary or, in the reasonable opinion of Lender, desirable to obtain, protect and perfect the security interests created by the Collateral Documents, shall have been delivered to the Lender for filing in all appropriate jurisdictions, including California and Connecticut.

               (g) Opinions.  The Lender shall have received (i) an opinion of
                   --------
Heller, Ehrman, White & McAuliffe, counsel to Holdings and the Borrower, substantially in the form of Schedule 3.1(g)(i) hereto, (ii) an opinion of Shearman & Sterling, special counsel to Holdings and the Borrower, substantially in the form of Schedule 3.1(g)(ii) hereto, (iii) an opinion of Bingham Dana LLP, special counsel to the Trust, substantially in the form of Schedule 3.1(g)(iii) hereto, (iv) an opinion of Richards, Layton & Finger, special counsel to the owner trust that owns the Mortgaged Property, substantially in the form of
Schedule 3.1(g)(iv) hereto, (v) an opinion of Crowe & Dunlevy, special counsel for Federal Aviation Administration matters, substantially in the form of
Schedule 3.1(g)(v)hereto and (vi) an opinion of Holland & Knight, special counsel to the Borrower, substantially in the form of Schedule 3.1(g)(vi) hereto, each dated the Closing Date and addressed to the Lender.

               (h) Certificates.  The Lender shall have received certificates
                   ------------
dated the Closing Date, of an authorized officer (or Trustee, as applicable) of each of the Borrower and its Subsidiaries, the Trust and Holdings (i) attaching a true and complete copy of the resolutions of their respective Board of Directors or other governing body and/or of all documents evidencing other necessary trust, corporate or shareholder action (in form and substance reasonably satisfactory to the Lender and to its counsel) taken by each to authorize the Loan Documents to which it is a party, (ii) attaching a true and complete copy of their respective certificates of incorporation and by-laws or certificate of formation and trust agreement, as the case may be, each as amended to date, and (iii) setting forth the incumbency of their respective officers or authorized signatories.

               (i) Evidence of Equity Investment.  The Lender shall have
                   -----------------------------
received satisfactory evidence that an equity investment in Holdings equal to at least $14,564,000 shall have been made and shall have been delivered to the Paying Agent to pay approximately 20% of the Merger Consideration.

               (j) Insurance.  The Lender shall have received a copy of, or a
               ---------
certificate as to coverage under, the insurance policies required by Section 5.5, which, to the extent the same are available, shall be endorsed or otherwise amended to include a "standard" lender's loss payable endorsement and to name the Lender as additional insured, in form and substance satisfactory to the Lender.

               (k) Consents.  The Borrower shall have obtained all consents
                   --------
referred to in Item 1 of Schedule 2.17(h) of the Company Disclosure Schedules and the Lender shall have received satisfactory evidence thereof.

               (l) Other Matters.  All proceedings to be taken in connection
                   -------------
with the transactions contemplated by the Loan Documents and the Merger Documents, and all documents incident thereto, shall in form and substance be reasonably satisfactory to the Lender, and the Lender shall have received certified or other copies of all such other documents (including audited consolidated financial statements of Holdings and unaudited financial statements of the Trust) or opinions of counsel as it may reasonably request.


                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to the Lender as of the Closing Date, and after giving effect to the Merger as follows, in each case as qualified by any applicable Schedule of the Company Disclosure Schedules:

          4.1  Organization.  Each of Holdings and the Borrower and its
               ------------
Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and has the corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted and to execute and deliver the Loan Documents to which it is a party and consummate the transactions contemplated thereby, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate have a Material Adverse Effect.

          4.2  Authorization.  The execution and delivery by each of Holdings
               -------------
and the Borrower and its Subsidiaries of the Loan Documents to which it is a party, and the performance by it of its obligations thereunder (i) have been duly and validly authorized by all necessary corporate or equivalent action,
(ii) do not violate, conflict with, or constitute a default under, any provision of its certificate of incorporation or by-laws or other constitutive documents, or any provision or obligation under any Permit, arbitration award, judgment, order or decree to which it is a party or by which it or any of its assets are bound, (iii) do not require the consent, approval, authorization or permit of, or filing with or notification of or to, any Governmental Authority, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not prevent Holdings, the Borrower or any of its Subsidiaries, as the case may be, from performing its obligations under the Loan Documents and would not, individually or in the aggregate, have a Material Adverse Effect and (iv) do not, or will not, when executed and delivered (as the case may be), except in immaterial respects, (A) violate, conflict with or constitute a default (or an event that with notice or lapse of time or both would become a default) or give to others any right of termination, amendment, acceleration or cancellation under the terms of any agreement or instrument of any nature to which it is a party or by which any of its assets are bound or (B) result in the creation or imposition of any Lien of any nature whatsoever on any of its assets (including any Lease Document (or any right or interest in respect thereof)) other than the Liens created by the Collateral Documents or (C) violate, conflict with or constitute a default under any Requirement of Law with respect to the Borrower and its Subsidiaries or Holdings. Each of the Loan Documents has been duly executed and delivered by Holdings and the Borrower and its Subsidiaries, as the case may be, and constitutes its respective legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the qualification that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding at law or in equity).

          4.3       Chief Executive Office; Location of Assets.  The chief
                    ------------------------------------------
executive office of the Borrower and its Subsidiaries is located at 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122. Schedule 4.3 lists the locations of all of the Borrower's and its Subsidiaries' material assets and properties (other than the Leased Assets).

          4.4  Solvency.  After giving effect to the transactions contemplated
               --------
hereby, each of Holdings and the Borrower and its Subsidiaries is able to pay its Debts as they mature, and owns its assets and properties whose fair market value is greater than the amount required to pay its Debts. Each has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

          4.5  Litigation.  Except as disclosed in the SEC Reports (as defined
               ----------
and qualified in the Merger Agreement) filed prior to the date of this Agreement, there is no claim, action, proceeding, litigation, arbitration or investigation (whether or not on appeal) pending or, to the knowledge of the Borrower, overtly threatened against Holdings or the Borrower and its Subsidiaries or their respective assets or properties before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, which, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, or prevent the making of the Loan or the execution, delivery or performance by the Borrower of any Loan Documents to which it is a party.

          4.6  No Default.  No Default or Event of Default hereunder has
               ----------
occurred and is continuing and no condition or event which, had it occurred or failed to occur after the Closing Date, would have constituted a Default or an Event of Default.

           4.7 Incorporation of Certain Representations and Warranties.
               -------------------------------------------------------

               (a) The Borrower hereby makes to the Lender each of the representations and warranties of Holdings set forth in Article II of the Merger Agreement in each case, as qualified by the Company Disclosure Schedules (the "Designated Representations"), and such Designated Representations, as so
----------- ---------------
qualified, are hereby incorporated by reference herein as if set forth herein verbatim. The Designated Representations shall have the same force and effect as all other representations and warranties of the Borrower made herein. For purposes of the foregoing representation, all defined terms in the Designated Representations shall have the meaning as set forth in the Merger Agreement.

               (b) The Borrower agrees that the Designated Representations shall be construed in a consistent manner with all other representations and warranties contained in this Agreement, but to the extent that such other representations herein may provide the Lender greater protection, such other representations shall govern.

          4.8  Federal Reserve Regulations.  The Borrower and its Subsidiaries
               ---------------------------
are not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined, from time to time, in Regulation U promulgated by the Board of Governors of the Federal Reserve System). No part of the proceeds of the Loan will be used, directly or indirectly, for any purpose which violates any Requirements of Law.

          4.9  Subsidiary Assets.  PSG Systems, Inc. and PSG Services, Inc. are
               -----------------
inactive Subsidiaries of the Borrower with no assets or properties (other than intercompany receivables) with an aggregate fair market value in excess of $50,000.


                                   ARTICLE 5

                             AFFIRMATIVE COVENANTS

          All covenants contained in this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Other than Sections 5.5(b), 5.6 and 5.7, the provisions of this Article 5 shall not become effective until the Closing Date, and a breach of the provisions of Section 5.5(b), 5.6 or 5.7 prior to the Closing Date shall be a failure of a closing condition hereunder and not a Default or an Event of Default. All of the provisions of this Article 5 shall terminate at such time as the unpaid principal amount of and accrued interest on the Note and all other amounts payable to the Lender under this Agreement and all other Loan Documents shall have been paid in full.

          5.1  Performance and Enforcement.  The Borrower shall be responsible
               ---------------------------
for, and shall fully and completely perform and discharge, and shall cause its Subsidiaries to perform and discharge, any and each obligation the Borrower and its Subsidiaries now has or the Borrower and its Subsidiaries hereafter may have under or with respect to any Loan Document or Lease Document punctually as and when due, in accordance with the terms thereof.

          5.2  Maintenance of Existence.  The Borrower shall preserve and
               ------------------------
maintain, and cause its Subsidiaries to cause and maintain, its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required, except where failure so to qualify would not have a Material Adverse Effect.

          5.3  Maintenance of Personal Property and Leased Assets.  The Borrower
               --------------------------------------------------
covenants and agrees that it will maintain, keep and preserve, and will cause its Subsidiaries to maintain, keep and preserve, or cause to be maintained, kept and preserved, all of its Personal Property and Leased Assets, necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted; provided that, so long as any Leased
                                            --------
Asset is subject to a Lease, subject to the Borrower's obligations under this
Section 5.3, the Borrower and its Subsidiaries shall not be required to maintain, keep and preserve any Leased Asset in a condition better than the condition in which a lessee under any Lease returns such Leased Asset to the Borrower.

          5.4  Maintenance of Records.  The Borrower covenants and agrees that
               ----------------------
it will keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all dealings and transactions in relation to the property, business and affairs of the Borrower and its Subsidiaries.

          5.5 Maintenance of Insurance.
              ------------------------

              (a) The Borrower covenants and agrees that it will, at its own expense, maintain or cause to be maintained insurance with financially sound and reputable insurance companies or associations reasonably acceptable to the Lender and naming the Lender as additional insured and loss payee (with all proceeds thereunder being payable solely to the Collateral Account exclusive of proceeds that are properly payable to third parties or are used to repair or replace property which is source of such proceeds) and requiring notice to, and the consent of, the Lender prior to cancellation, and in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated and reasonably acceptable to the Lender, which insurance may provide for deductibility reasonably satisfactory to the Lender from coverage thereof; provided that in any event the Borrower shall at
                              --------
all times maintain property insurance hereunder in an aggregate amount sufficient to cover all accrued interest on, and the outstanding principal balance of, the Loan; provided, further, that the Borrower shall not be required
                      --------  -------
to maintain insurance pursuant to this Section 5.5 to the extent that such insurance with respect to any Leased Asset is maintained by a lessee under any Lease.
               (b) The Borrower covenants further to secure and maintain total loss only coverage in the amounts set forth on Schedule 5.5 on or before the Closing Date, and thereafter in form and substance satisfactory to the Lender. The Borrower agrees to use commercially reasonable efforts to cause the Lender to be named as an additional insured and loss payee under all liability, property and total loss only insurance policies with respect to the Leased Assets.

          5.6  Right of Inspection.  The Borrower shall, upon receipt of prior
               -------------------
reasonable notice, during business hours, permit the Lender (at its own expense), or any duly authorized agent or representative thereof, to examine and make copies and abstracts from the records and books of account of the Borrower and its Subsidiaries, visit and physically inspect, during business hours, any Personal Property or Leased Asset, to the extent that the Borrower or such Subsidiary has such rights, under applicable Lease Documents or otherwise, and to discuss the affairs, finances and accounts of the Borrower with any of its officers and directors and the Borrower's independent accountants. The Borrower shall diligently exercise such rights to obtain information as it may have pursuant to the Lease Documents.

          5.7  Reporting Requirements. The Borrower shall furnish or cause to be
               ----------------------
furnished to the Lender:

               (a) Annual Financial Statements:  as soon as available and in any
                   ---------------------------
event within 120 days after the end of each fiscal year of the Borrower and its Subsidiaries, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and the related statements of income, stockholder's equity and cash flow of each of the Borrower and its Subsidiaries for such fiscal year, all in reasonable detail and, commencing with the fiscal year ending on December 31, 1999, stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP and accompanied by an unqualified opinion thereon by a firm of independent certified public accountants of recognized national standing selected by the Borrower;

               (b) Quarterly Financial Statements:  as soon as available and
                   ------------------------------
in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related statements of income, stockholder's equity and cash flow of the Borrower and its Subsidiaries unaudited for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail, commencing with the fiscal quarter ending on March 31, 2000, and all prepared in accordance with GAAP, but without detailed footnotes, and certified (subject to year-end adjustments) by the chief financial officer of the Borrower;

               (c) Certificate of No Default:  within 30 days after the end of
                   -------------------------
each quarter, a certificate of the chief financial officer of the Borrower and its Subsidiaries certifying that, in making such examination or investigation as in the opinion of such officer is necessary to enable such officer to express an informed opinion with respect thereto, such officer has obtained no actual knowledge of any condition or event which constitutes (or, before the Closing, would have constituted had the Closing already occurred) a Default, an Event of Default or a Defaulted Lease, or if such officer shall have obtained knowledge of any such condition or event, specifying in such certificate each such condition or event of which such officer has knowledge and the nature and status thereof;

               (d) Notice of Litigation:  promptly after the commencement
                   --------------------
thereof, written notice of all actions, suits and proceedings before any Governmental Authority brought by or against the Borrower or any of its Subsidiaries that relate to any Merger Document, Personal Property, Leased Asset or Lease Document or that, if adversely determined, could have a Material Adverse Effect;

               (e) Notice of Defaults, Events of Default or Defaulted Leases: as
                   ---------------------------------------------------------
soon as possible and in any event within ten days after obtaining actual knowledge of the occurrence of any Default or Event of Default or the existence of a Defaulted Lease, an officer's certificate of the Borrower setting forth the details of such Default, Event of Default or Defaulted Lease and the action which is proposed to be taken by the Borrower with respect thereto;

               (f) Portfolio Status Reports: on or about the fifteenth day of
                   ------------------------
each calendar quarter, the following information with respect to the Leases: (i) an aging report, (ii) a remittance report (which may be in the form regularly prepared by the Borrower or any other Person acting on its behalf for the Borrower's internal use), (iii) a report describing (A) any notice received from a lessee under any Lease as to any casualties or early termination or the exercise of any option under a Lease, and (B) any default of any nature by any Obligor of which the Borrower has had at least ten days' actual knowledge, and
(iv) any other report prepared by the Borrower or any other Person acting on its behalf relating to any Lease or any Leased Asset; and

               (g) General Information:  such other information respecting the
                    -------------------
condition or operations, financial or otherwise, of the Borrower or its Subsidiaries as the Lender may from time to time reasonably request.

           5.8 UCC Financing Statements; Lien Searches; Other Filings.
               ------------------------------------------------------

               (a) The Borrower and its Subsidiaries shall each execute and deliver (or cause to be executed and delivered) to the Lender, upon the reasonable request of the Lender, and cause to be filed, appropriate Uniform Commercial Code financing statements and other filings, documents and instruments as may be necessary or, in the reasonable opinion of the Lender, desirable to obtain, protect and perfect the security interests created by the Collateral Documents, including the UCC-1 financing statements set forth on
Schedule 5.8.

               (b) Upon request by the Lender, the Borrower shall order UCC lien searches with respect to the Borrower and its Subsidiaries in all jurisdictions in which Personal Property or Leased Assets may be located. The results of such searches shall be sent to the Lender. The Lender, from time to time, may cause Lien searches to be conducted. In the event that any Lien search (whether ordered by the Borrower or the Lender) fails to evidence the due filing of any statement required to be filed pursuant to Section 5.8(a) hereof, the Borrower shall diligently investigate and take action to correct such situation within ten days thereafter.

               (c) In the event that any Lien search made pursuant to Section 5.8(b) hereof (whether ordered by the Borrower or the Lender) evidences any filing securing or purporting to secure or encumber the Borrower's interest in any Personal Property, Lease or any Leased Asset subject thereto (other than such filings as are made pursuant to Section 5.8(a) hereof or pursuant to any of the Lease Documents), the Borrower shall diligently seek to have such Lien discharged and filing terminated.

          5.9  Payments of Amounts Received.  The Borrower shall hold any and
               ----------------------------
all Lease Payments received in trust for the Lender and shall (i) deliver to the Lender any non-cash Lease Payment as promptly as practicable in the form in which such non-cash Lease Payment is received and (ii) remit all cash Lease Payments promptly to the Collateral Account.

          5.1  Conduct of Business; Defaulted Leases.
               -------------------------------------

               (a) The Borrower covenants and agrees that it will, and will cause its Subsidiaries to, (a) enforce all of its rights and remedies under each Lease and use its reasonable efforts to cause each of the other parties thereto to perform its obligations thereunder (in each case consistent with prevailing industry practice), and (b) during the continuance of any Event of Default (and without limiting the Lender's rights under any other Loan Document), comply in all material respects with all directions of the Lender to the Borrower to enforce all of the Borrower's and its Subsidiaries' rights and remedies under each of the Lease Documents against the other parties thereto, to perform its obligations thereunder and to cause each of the other parties thereto to perform its obligations thereunder, in each case, to the extent that the Lender shall, in its reasonable judgment, deem necessary to enforce or preserve its rights under such documents (other than directions that would be contrary to law).

               (b) If the Lender shall reasonably determine that it is neces sary or advisable for the Borrower to incur an out-of-pocket expense to enforce any of the Borrower's rights and remedies under any Lease Documents, to perform its obliga tions thereunder, to cause any of the other parties thereto to perform its obligations thereunder or otherwise to protect the Borrower's and its Subsidiaries' interests therein or in any Personal Property or Leased Assets related thereto (including any payment to cure a default by the lessee of a Defaulted Lease with respect to such lessee's financing arrangements or any payment to maintain or acquire insurance coverage with respect to Leased Assets), the Lender may request the Borrower to incur, or reimburse the Lender for, such expense. If the Borrower does not promptly comply with the Lender's request, then, the Lender may elect to incur such expense on behalf of the Borrower, in which case the amount expended by the Lender shall be added to and treated and reimbursed to the Lender as an Expense.

          5.11 Collateral Account; Direction to Obligors.
               -----------------------------------------

               (a) On or immediately after the Closing Date, the Lender shall open or cause to be opened the Collateral Account and the Borrower shall (i) make arrangements for the transfer of all monies received in any of its deposit accounts to the Collateral Account on a daily basis and (ii) give irrevocable notice to each owner (including any Trustee) of any Leased Assets instructing that all future proceeds or payments relating to the Leased Assets payable to the Borrower or its Subsidiaries (or any Trustee) shall be paid directly to the Collateral Account.

               (b) Upon the opening of the Collateral Account, the Borrower shall deliver an opinion of counsel in form and substance reasonably satisfactory to the Lender, with respect to the creation and perfection of a valid security interest in favor of the Lender with respect to the right, title and interest of the Borrower in such Collateral Account, and, after the occurrence and continuation of an Event of Default, shall direct each Obligor designated by the Lender to make all Lease Payments due from it to the Borrower under any Lease Document directly to the Collateral Account.

          5.12 Use of Proceeds.  The proceeds of the Loan shall be used by the
               ---------------
Borrower as specified in Section 2.3.

          5.13 Obligations and Taxes.  The Borrower shall, and shall cause each
               ---------------------
of its Subsidiaries to, pay its material Debt and other material obligations promptly and in accordance with their terms and pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such
                                               --------  -------
payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and adequate reserves shall have been set aside on its books with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

          5.14 Compliance With Laws.  The Borrower shall comply, and shall cause
               --------------------
each of its Subsidiaries to comply, in all material respects, with all Requirements of Law and all other applicable laws, rules, regulations and orders, including, without limitation, compliance with all applicable Environmental Laws (as defined in the Merger Agreement).

          5.15 Further Assurances.  The Borrower shall, at the Lender's request,
               ------------------
do, execute, acknowledge, deliver, file and record all further acts, supplements, mortgages, security agreements, conveyances, assignments, transfers, documents and other assurances necessary or advisable in the reasonable judgment of the Lender to further effectuate the purposes and carry out the terms and intent of any of the Loan Documents or the Merger Documents or to enable the Lender to exercise and enforce any of its rights or remedies under any of the Loan Documents.


                                   ARTICLE 6

                               NEGATIVE COVENANTS

          All covenants contained in this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Other than Section 6.5, 6.9 or 6.11, the provisions of this Article 6 shall not become effective until the Closing Date and a breach of the provisions of Section 6.5, 6.9 or 6.11 prior to the Closing Date shall be a failure of a closing condition hereunder and not a Default or an Event of Default. All of the provisions of this Article 6 shall terminate at such time as the unpaid principal amount of and accrued interest on the Note and all other amounts payable to the Lender under this Agreement and all other Loan Documents shall have been indefeasibly paid in full.

          6.1  Liens.  The Borrower shall not create, incur, assume or suffer to
               -----
exist, or allow or permit any of its Subsidiaries (or any Trustee with respect to the Leased Assets or the beneficial interest in any owner trust) to create, incur, assume or suffer to exist, any Lien after the date hereof upon, or with respect to, any of its properties or assets now owned or hereafter acquired, except:

               (a) Liens created by the Collateral Documents;

               (b) As to any Leased Asset, Liens created by or expressly permitted under the applicable Lease Documents (as in effect on the Closing
Date);

               (c) Liens for Taxes incurred in the ordinary course of business which are not yet due and payable or, if due and payable, are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established and are maintained;

               (d) Statutory liens, such as mechanic's, materialmen's, maritime, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than 60 days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established and are maintained;

               (e) pledges or deposits to secure obligations incurred in the ordinary course of business under workers' compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to ERISA) or to secure public or statutory obligations;

               (f) Liens securing the performance of, or payment in respect of, bids, tenders, government contracts (other than for the repayment of borrowed money), surety and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business;

               (g) easements, rights of way, zoning restrictions and other encumbrances and survey exceptions, title irregularities and other similar restrictions on title to, or the use of, real property that do not, either individually or in the aggregate, (i) materially detract from the value of such real property or (ii) materially and adversely affect the use of such real property for its intended purposes or the conduct of the business of the Borrower and its Subsidiaries in the ordinary course;

               (h) existing Liens on the Closing Date listed on Schedule 2.05(c) of the Company Disclosure Schedules; and

               (i) other Liens securing Debt outstanding in an aggregate principal amount not to exceed $250,000; provided that no such Lien shall extend
                                         --------
to or cover any Collateral (as defined in the Security Agreement) or Pledged Assets.

          6.2  Restriction on Debt.  The Borrower and its Subsidiaries shall
               -------------------
not issue, assume or otherwise incur or suffer to exist any Debt, except for Debts under the Loan Documents and Lease Documents and Debts secured by Liens permitted under Section 6.1 above.

          6.3  Restriction on Business.  The Borrower shall engage in no
               -----------------------
business or activity other than owning and managing its interests in, and shall not become bound by or subject to or obtain an interest in any property other than, the Personal Property, the Leased Assets and the Lease Documents. The Borrower shall not permit any of its Subsidiaries to make any material change in the nature of its business as carried on at the date hereof.

          6.4  Restricted Payments.  Until all principal, interest, fees and
               -------------------
other amounts due and payable under the Loan Documents have been paid in full, except as set forth in Section 2.7, the Borrower and its Subsidiaries shall not declare or pay any dividend or make any other distribution on or in respect of the Borrower's capital stock or make any payment to any of the direct or indirect holders (in their capacities as such) of capital stock of the Borrower or purchase, redeem or otherwise retire for value any of the capital stock of the Borrower.

          6.5  Remarketing of Leased Assets; Contracts.  Other than the
               ---------------------------------------
releasing (but not the sale or other disposition) of Leased Assets prior to the Closing Date by IAMG (Europe) Limited ("IAMG") pursuant to that certain Engagement Agreement, dated November 5, 1999, between IAMG and the Borrower in effect on the date hereof, the Borrower and its Subsidiaries shall not Remarket any Lease or Leased Assets, or enter into, amend or modify any material Contract, without the prior written consent of the Lender.

          6.6  Sale and Lease-Back Transactions.  The Borrower and its
               --------------------------------
Subsidiaries shall not enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          6.7  Investments, Loans and Advances.  The Borrower and its
               -------------------------------
Subsidiaries shall not purchase, hold or acquire any equity interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, other than:

               (a) existing investments by the Borrower in its Subsidiaries;

               (b) loans and advances to employees in the ordinary course of the business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $25,000 at any time outstanding;

               (c) investments by the Borrower and its Subsidiaries in account debtors received in connection with the bankruptcy or reorganization, or in settlement of the delinquent obligations of financially troubled suppliers or customers, in the ordinary course of business and in accordance with applicable collection and credit policies established by the Borrower or such Subsidiary, as the case may be;

               (d) investments by the Borrower and its Subsidiaries in Cash Equivalents; and

               (e) existing investments on the Closing Date listed on Schedule
2.01 of the Company Disclosure Schedules.

          6.8  Business Combination.  Except with respect to the Merger, the
               --------------------
Borrower and its Subsidiaries shall not change its name, merge or consolidate with any Person, acquire or establish any Subsidiary, or amend its certificate of incorporation or by-laws. The Borrower and its Subsidiaries shall not change the location of its chief executive office without giving 30 days prior written notice to the Lender.

          6.9  Sales, Etc., of Assets. The Borrower shall not sell, lease,
               ----------------------
transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

               (a) sales of assets (other than Leased Assets) in the ordinary course of its business;

               (b) sales or other dispositions for cash of equipment (other than Leased Assets) in the ordinary course of business that is obsolete or no longer useable by or useful to the Borrower or its Subsidiaries in its business;

               (c) sales or exchanges of any equipment (other than Leased Assets) so long as the purpose of such sale or exchange is to acquire replacement items of equipment which are the functional equivalent of the items of equipment so sold or exchange; provided that the consideration received
                                  --------
shall not include promissory notes exceeding ten percent (10%) of the value of the equipment so sold;

               (d) dispositions for cash not otherwise covered in clauses (a),
(b) and (c) not exceeding $250,000 in any fiscal year;

               (e) sales of Leased Assets pursuant to any option or other right to purchase of any lessee under the Leases;

               (f) dispositions of assets prior to the Closing Date on terms acceptable to the Lender (including, without limitation, the reduction of the Loan Amount);

               (g) dispositions of assets or stock of Statex on the terms set forth in paragraphs 1 through 3 of that certain letter of intent dated

November 24, 1999 among the Borrower, Holdings, Dhar Carman and B. Andrew Wilkinson; and

               (h) dispositions of PS Trading's interests in certain storage tanks and leases located at the Oakland airport on terms acceptable to the Lender (including, without limitation, the reduction of the Loan Amount).

          6.10 Employees and Affiliates.  The Borrower shall not (a) have any
               ------------------------
paid employees or consultants earning in excess of $60,000 per annum except as heretofore disclosed to the Lender nor a payroll that exceeds $5,000 per week,
(b) pay director's fees or other remuneration to or reimburse the expenses of any of its directors or officers, or (c) pay to or reimburse any Affiliate of the Borrower and its Subsidiaries for services rendered by such Affiliate to the Borrower and its Subsidiaries; provided, however, that the foregoing
                               --------  -------
restrictions shall not apply to (i) transactions between Subsidiaries of the Borrower, or among the Borrower and its Subsidiaries, in each case in the ordinary course of business on arms-length terms, (ii) payment or reimbursement of any amount attributable to corporate overhead (including, without limitation, director and officer insurance and claims properly made by a director or officer for reimbursement or indemnification) or (iii) transactions approved by the Lender.

          6.11 Amendments; New Agreements.  Except as and to the extent
               --------------------------
expressly permitted or contemplated by this Agreement or the Loan Documents or required by any applicable Lease Document or any Requirement of Law, the Borrower shall not (a) enter into or agree to any amendment, supplement or modification of any of the Lease Documents or the Merger Documents, or waive or agree to waive any term, provision or condition thereof or (b) enter into or agree to any Contract affecting, directly or indirectly, the Borrower's or its Subsidiaries' ownership interest in any Leased Asset or relating directly or indirectly to Lease Payments; provided, however, that the Borrower may enter
                              --------  -------
into an amendment of the Lease Documents with respect to aircraft N305AW solely to reflect a change in the owner trustee.

          6.12 Capital Expenditures.  The Borrower and its Subsidiaries shall
               --------------------
not make any Capital Expenditures, except (a) Capital Expenditures of the Borrower and its Subsidiaries (other than Statex) in an aggregate amount not to exceed $500,000 in any fiscal year and (b) Capital Expenditures of Statex in the amounts set forth on Exhibit 2.28-1 to Schedule 2.28 of the Company Disclosure Schedules.

          6.13 Direction of Trustees.  The Borrower and its Subsidiaries shall
               ---------------------
not direct or permit any Trustee to take any action, or enter into any agreement or Contract, which would violate any term or provision of this Agreement or any Loan Document if such action had been taken, or such agreement or Contract had been entered into, by the Borrower or any of its Subsidiaries; provided, that the
                                                          --------
trust shall not be required to take any action, or be prohibited from taking any action, which would be inconsistent with its obligations or duties under any applicable Lease Document.


                                   ARTICLE 7

                               EVENTS OF DEFAULT

           7.1 Events of Default.  Each of the following events shall constitute
               -----------------
an "Event of Default" hereunder:

               (a) the Borrower shall fail to pay, or cause to be paid, when due any principal of or interest on the Loan or any other amount payable under this Agreement or any Loan Document, and such failure shall not have been remedied within five days after notice that the same shall have become due; provided that
                                                                   --------
no such notice shall be required in respect of any amounts that become due and payable on the Maturity Date;

               (b) the Borrower shall fail to perform or observe any covenant or agreement in Section 5.2, 5.3, 5.5, 5.7(e), 5.9, 5.10, 5.11, 5.12 or 5.13 or
Article 6 and any such failure shall remain unremedied for five Business Days after the Lender shall have given the Borrower written notice thereof;

               (c) the Borrower or its Subsidiaries shall fail to perform or observe any other covenant or agreement contained in any Loan Document or in the Merger Documents, on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after the Lender shall have given the Borrower notice thereof; or an "Event of Default" shall occur and be continuing under, and as respectively defined in, any Loan Document, or any Loan Document shall fail to remain in full force and effect;

               (d) any representation or warranty made or confirmed by the Borrower and its Subsidiaries or Holdings at the Closing Date, on the date of the Merger, or otherwise under, or in any notice given pursuant to any express requirement of, any Loan Document shall prove to have been incorrect in any material respect when made or confirmed;

               (e) either Holdings, the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any one or more items of Debt in a principal amount in excess of $1,000,000 in the aggregate, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Debt if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Debt or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Debt to become due prior to its stated maturity;

               (f) either the Borrower or any of its Subsidiaries or Holdings shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any such Subsidiary or Holdings seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and any such proceeding instituted against the Borrower or any such Subsidiary or Holdings shall remain undismissed and unstayed for a period of 60 consecutive days;

               (g) any judgment or order (other than one with respect to a (x) non-recourse Debt or (y) Lien permitted by Section 6.1(a) hereof) for the payment of money in excess of $100,000 shall be rendered against the Borrower or any of its Subsidiaries or Holdings and there shall be any period of 30 consecutive days during which neither (i) such judgment or order shall have been discharged or bonded nor (ii) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall be in effect;

               (h) the Borrower shall fail to comply with any demand, as soon as practicable but in no event later than ten days after such demand, by the Lender pursuant to Section 5.15 hereof or the Collateral Documents to perform such acts and execute, acknowledge and deliver, from time to time, such financing statements and other instruments as may be required by the Lender to cause the Collateral Documents to be fully effective as to all collateral thereunder or to protect or better assure the security interest granted thereby or contemplated thereunder; or

               (i) (i) any Termination Event shall occur with respect to any Benefit Plan of Holdings, the Borrower or any ERISA Affiliate of Holdings or the Borrower, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Benefit Plan of Holdings, the Borrower or any ERISA Affiliate of Holdings or the Borrower, (iii) Holdings or the Borrower shall incur any liability with respect to a Prohibited Transaction, (iv) Holdings, the Borrower or any ERISA Affiliate of Holdings or the Borrower shall fail to pay when due any amount owed to a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) from such Multiemployer Benefit Plan, (v) Holdings, the Borrower or any ERISA Affiliate of Holdings or the Borrower shall fail to pay when due any amount (other than an amount described in clause (iv) above or ERISA Section 4007) that is payable by it to the PBGC or to a Benefit Plan of Holdings, the Borrower or any ERISA Affiliate of Holdings or the Borrower under Title IV of ERISA, or (vi) a proceeding shall be instituted by a fiduciary of any Multiemployer Benefit Plan against Holdings, the Borrower or any ERISA Affiliate of Holdings or the Borrower to enforce ERISA
Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, except that no event or condition referred to in clauses (i) through
(iii), (v) and (vi) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not caused, or in the reasonable and good faith determination of the Lender will not cause, Holdings, the Borrower and the ERISA Affiliates of Holdings and the Borrower, taken as a whole to incur liabilities to any Benefit Plan, the PBGC or any other Person (calculated after giving effect to the tax consequences thereof) in excess of $100,000, and except that no event or condition referred to in clause
(iv) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not caused, and in the reasonable and good faith estimation of the Lender will not cause, Holdings, the Borrower and the ERISA Affiliates of Holdings, and the Borrower taken as a whole to be obligated to pay one or more Multiemployer Benefit Plans annual payments in excess of $100,000. For purposes of this Section 7.1(i) the following defined terms are used with the following meanings:

               "Accumulated Funding Deficiency" has the meaning ascribed to that
                ------------------------------
     term in Section 302 of ERISA.

               "Benefit Plan" of any Person, means, at any time, any employee
                ------------
     benefit plan subject to Title IV of ERISA or Code Section 412 (excluding a Multiemployer Benefit Plan), the funding requirements of which (under
     Section 302 of ERISA or Section 412 of the Code) are, or at any time within five years immediately preceding the time in question were, in whole or in part, the responsibility of such Person or an ERISA Affiliate of such Person, and with respect to which such Person has or could reasonably be expected to have liability under Title IV of ERISA or Section 412 of the Code.

               "ERISA Affiliate" means, with respect to any Person, any other
                ---------------
     Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which such first Person is a member.

               "Multiemployer Benefit Plan" means any multiemployer plan as
                --------------------------
     defined in Section 4001(a)(3) of ERISA.

               "PBGC" means the Pension Benefit Guaranty Corporation.
                ----

               "Prohibited Transaction" means any transaction that is prohibited
                ----------------------
     under Code Section 4975 or ERISA Section 406 and not exempt under Code
     Section 4975, ERISA Section 408 or an administrative exemption of the Department of Labor.

               "Termination Event" means, with respect to any Benefit Plan, (i)
                -----------------
     any Reportable Event described in ERISA Section 4043 with respect to such Benefit Plan for which the thirty-day notification requirement to the PBGC has not been waived, (ii) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(e), (iii) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (iv) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042; or

               (j) any security interest purported to be created by any Collateral Document shall cease to be, or shall be asserted by Holdings, the Trust, the Borrower or any Subsidiary not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Collateral Document) security interest in the securities, assets or properties covered thereby; or

               (k) there shall have occurred a Change of Control.

          7.2  Acceleration of Maturity.  If an Event of Default shall occur and
               ------------------------
be continuing, the Lender may declare the unpaid principal amount of and all accrued interest on the Loan and the Note and all other amounts payable to it under this Agreement or the Note to be forthwith due and payable, whereupon the unpaid principal amount of and all accrued interest on the Loan and the Note and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the case of any of the
                                         --------
Events of Default specified in Section 7.1(f) hereof, without any notice to the Borrower or Holdings or any other act by the Lender, the unpaid principal amount of and all accrued interest on the Loan and the Note and all other amounts payable under this Agreement or the Note shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

          7.3  Suits for Enforcement.  In case any one or more Events of Default
               ---------------------
shall occur and be continuing, the Lender may proceed to protect and enforce its rights either by suit in equity or by action at law, or by enforcing its rights under the Security Agreement, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Loan Document or for an injunction against a violation of any of the terms hereof or thereof, or to recover damages for the breach thereof, or in aid of the exercise of any power granted herein or therein, or proceed to enforce the payment of the Note or to enforce any other legal or equitable right of the Lender.

          7.4  Remedies Cumulative.  No right, power or remedy herein or in the
               -------------------
Note or any other Loan Document conferred upon the Lender is intended to be exclusive of any other right, power or remedy and each and every such remedy shall be cumulative and shall be in addition to every other right, power or remedy given hereunder, or now or hereafter existing at law or in equity or by statute or otherwise.

          7.5  Remedies Not Waived.  No course of dealing among the parties
               -------------------
hereto or any delay or omission on the part of any party hereto in exercising any rights hereunder or under the Note or any other Loan Document shall operate as a waiver of any rights of any party hereto.


                                   ARTICLE 8

                                 MISCELLANEOUS

          8.1  Amendments.  No amendment or waiver of any provision of this
               ----------
Agreement or any other Loan Document, nor consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties thereto and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          8.2  No Waiver.  No failure on the part of any party to exercise, and
               ---------
no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right.

          8.3  Mutilated, Destroyed, Lost or Stolen Note.  If the Note shall
               -----------------------------------------
become mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request of the Lender, issue and deliver in replacement therefor a new Note, in the same original principal amount, dated the same date and designated as issued in connection with this Agreement, as the Note so mutilated, destroyed, lost or stolen.

          8.4  Expenses; Indemnity; Damage Waiver.  (a) From and after the
               ----------------------------------
Closing Date, the Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Lender, in connection with the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable out-of-pocket expenses incurred by the Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section 8.4, or in connection with the Loan made hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

               (b) From and after the Closing Date, the Borrower shall indemnify the Lender, and its Affiliates (each such Person being called an "Indemnitee")
                                                                  ----------
against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) the Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by the Borrower or its Subsidiaries, or any environmental liability related in any way to the Borrower or its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided
                                                                    --------
that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

               (c) The Borrower acknowledges that the Lender does not have any fiduciary relationship with or fiduciary duty to the Borrower or its Subsidiaries arising out of or in connection with any Loan Document and the relationship between the Lender, on the one hand, and the Borrower and its Subsidiaries, on the other hand, in connection therewith is solely that of debtor and creditor. To the extent permitted by applicable law, the Borrower shall not assert, and the Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any agreement or instrument contemplated hereby, or the transactions contemplated hereby.

               (d) All amounts due under this Section 8.4 shall be payable promptly after written demand therefor.

          8.5  Survival.  All covenants, agreements, representations and
               --------
warranties contained in this Agreement, any other Loan Document, and any and each other agreement or instrument delivered hereunder or thereunder pursuant to an express requirement contained herein or therein shall survive the execution and delivery of this Agreement, such Loan Document and each such other agreement or instrument regardless of any investigation made by or on behalf of the Lender or any indemnified Person, and, except as otherwise provided herein, shall continue in effect until the unpaid principal of and accrued interest on the Loan and all other amounts payable under this Agreement or any other Loan Document shall have been paid in full.

          8.6  Notices.  All notices, requests, demands, consents and other
               -------
communications to or upon the parties to this Agreement shall be in writing and shall be delivered by hand or sent by facsimile transmission or other written telecommunication or deposited in the mail by first-class registered or certified mail, return-receipt requested, postage prepaid, addressed as follows:

          Borrower: PS Group, Inc.
                    4370 La Jolla Drive
                    Suite 1050
                    San Diego, CA  92122
                    Attention: Chief Executive Officer
                    Telecopier: 619-642-1955

          Holdings: PS Group Holdings, Inc.
                    4370 La Jolla Drive
                    Suite 1050
                    San Diego, CA 92122
                    Attention: Chief Financial Officer
                    Telecopier: 619-642-1955

          Lender:  GATX Capital Corporation
                    Four Embarcadero Center
                    Suite 2200
                    San Francisco, California 94111
                    Attention: Fred Vaske
                    Telecopier:  415-955-3449
or to such other Person or address as may be hereafter designated in writing by the respective parties hereto by notice similarly given. All notices shall be effective upon receipt thereof.

          8.7  Entire Agreement.  This Agreement and the other Loan Documents
               ----------------
contain the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating thereto. The schedules and exhibits attached to this Agreement constitute a part of this Agreement and are incorporated herein by reference as if set forth in full in the main body of this Agreement.

          8.8  Counterparts.  This Agreement may be executed by the parties
               ------------
hereto in two or more counterparts, and by separate parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          8.9  Severability.  Any provision of this Agreement or any of the
               ------------
other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.10 Captions.  The table of contents and the captions in this
               --------
Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          8.11 Governing Law.  This Agreement and the other Loan Documents and
               -------------
the rights and obligations of the parties hereunder and thereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

          8.12 Jurisdiction
               ------------

               (a) Each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York state court in New York County or any United States federal court in the Southern District of New York over any action or proceeding arising out of or relating to any of the Loan Documents, and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Borrower irrevocably appoints Integrated Capital Associates of New York, Inc., which currently maintains an office in New York situated at 101 East 52nd Street,

New York, New York, 10022, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. The Borrower further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to it at its address as provided for notices hereunder.

               (b) Nothing in this Section 8.12 shall affect the right of the parties hereto to serve legal process in any other manner permitted by law or affect the right of the parties hereto to bring any action or proceeding in the courts of any other jurisdiction.

          8.13 Waiver of Jury Trial.   The Borrower and the Lender each
               --------------------
irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Loan or the actions of the Lender in the negotiation, administration, performance or enforcement thereof.

          8.14 Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any other Loan Document may be assigned by the Borrower, and any such attempted assignment by the Borrower shall be void.

          8.15 No Benefit.  Nothing expressed or implied herein is intended or
               ----------
shall be construed to confer upon any person other than the parties hereto and their successors and permitted assigns any right, remedy or claim under or by reason of this Agreement.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective officers thereunto duly authorized as of the day and year first above written.


                             GATX CAPITAL CORPORATION



                             By: /s/ Thomas C. Nord
                                ------------------------------------
                                Name:  Thomas C. Nord
                                Title: Vice President


                             PS GROUP, INC.



                             By: /s/ Charles E. Rickershauser Jr.
                                ------------------------------------
                                Name:  Charles E. Rickershauser Jr.
                                Title: Chief Executive Officer



                                [LOAN AGREEMENT]

                                                                       EXHIBIT A


                                PROMISSORY NOTE


[$63,131,060]                                                   __________, 2000


          FOR VALUE RECEIVED, the undersigned, PS GROUP, INC., a __________ corporation (the "Borrower"), HEREBY PROMISES to pay to GATX CAPITAL CORPORATION, a Delaware corporation (the "Lender"), the principal sum of [SIXTY-THREE MILLION ONE HUNDRED THIRTY-ONE THOUSAND SIXTY DOLLARS ($63,131,060)] on the dates set forth in, and subject to the terms and conditions of, the Loan Agreement (as defined below). Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

          The Borrower hereby promises to pay interest to the Lender on the unpaid principal amount of the Loan from and including the date hereof through but excluding the date on which such principal amount is paid in full, at such interest rates as are specified in the Loan Agreement, on each Business Day subject to the terms and conditions of the Loan Agreement, and on the Maturity Date.

          This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement dated as of December 18, 1999 (as amended, modified or supplemented from time to time, the "Loan Agreement"), between the Borrower and the Lender. The Loan Agreement contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the Maturity Date upon the terms and conditions therein specified.

          This Note and the obligation of the Borrower to repay the unpaid principal amount of the Loan and interest on the Loan and all other amounts due the Lender under the Loan Agreement is secured by the Collateral Documents. This Note is entitled to the benefits of the Loan Agreement and the Collateral Documents.

          The Lender is hereby irrevocably authorized to endorse on the schedule attached hereto (or any continuation thereof) appropriate notations to evidence the date and amount of each payment of principal made by the Borrower with respect thereto; provided that the failure of the Lender to make any such
                 --------
endorsement shall not affect the obligations of the Borrower hereunder.

          Presentment for payment, demand, notice of protest and all other demands and notices, of any kind in connection with the execution, delivery and performance of this Note are hereby waived.

          This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.


                             PS GROUP, INC.


                             By:
                                ------------------------------
                                Name:
                                Title:



                               [PROMISSORY NOTE]

                            REPAYMENTS OF PRINCIPAL


================================================================================
                        Amount of       Unpaid Principal        Notation
       Date          Principal Repaid       Balance              Made by
================================================================================
_________, 2000                   -0-     $63,131,060
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                       EXHIBIT B


--------------------------------------------------------------------------------

                               SECURITY AGREEMENT



                                    between



                                 PS GROUP, INC.


                                      and


                           GATX CAPITAL CORPORATION,
                                as Secured Party



                         Dated as of ________ __, 2000


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                      Page
GRANTING CLAUSE...................................................     1

ARTICLE I

     COLLATERAL ACCOUNT...........................................     4

ARTICLE II

     POSSESSION, USE AND RELEASE OF PROPERTY......................     5
     2.2   Release; Termination of Lien...........................     5
     2.3   Protection of Purchaser................................     6

ARTICLE III

     DEFAULTS.....................................................     6
     3.1   Secured Party's Rights.................................     6
     3.2   Waiver by Debtor.......................................     7
     3.3   Effect of Sale.........................................     8
     3.4   Application of Proceeds................................     8
     3.5   Discontinuance of Remedies.............................     8
     3.6   Cumulative Remedies....................................     8

ARTICLE IV

     COVENANTS AND WARRANTIES OF THE DEBTOR......................      9
     4.2   Further Assurances....................................      9
     4.3   After-Acquired Property...............................      9
     4.4   Recordation and Filing................................     10
     4.5   Power of Attorney in Respect of the Collateral........     10
     4.6   Certain Actions.......................................     10
     4.7   Executive Offices; Location of Assets.................     11
     4.8   Excluded Aircraft.....................................     11

ARTICLE V

     MISCELLANEOUS...............................................     11
     5.1   No Presentment........................................     11
     5.2   Secured Party's Right to Cure.........................     11
     5.3   Security Interest Absolute............................     12
     5.4   Amendments............................................     12
     5.5   No Waiver.............................................     12


                                                                      Page
     5.6   Notices...............................................     13
     5.7   Counterparts..........................................     13
     5.8   Severability..........................................     13
     5.9   Captions..............................................     13
     5.10  Governing Law.........................................     13
     5.11  Successors and Assigns................................     13


          SECURITY AGREEMENT dated as of _________, 2000 from PS GROUP, INC., a Delaware corporation (the "Debtor"), to GATX CAPITAL CORPORATION, a Delaware corporation (the "Lender" or the "Secured Party").

          The Debtor and the Lender have entered into a Loan Agreement (the "Loan Agreement"), dated as of December 18, 1999. The Debtor is granting certain security interests to the Lender. Defined terms used and not defined herein have the meanings set forth in the Loan Agreement.

          The parties agree as follows:


                                GRANTING CLAUSE
                                ---------------

          The Debtor, in consideration of the premises and of the sum of Ten Dollars received by the Debtor from the Secured Party and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of all sums now or hereafter owing (including any future advances) to the Lender by Debtor under and pursuant to the Loan Documents to which the Lender is a party or a beneficiary, including the Note (together, the "Lender Documents"), and the performance and observance of all of the Debtor's covenants and conditions contained in the Lender Documents (collectively, the "Indebtedness"), does, subject to the last paragraph of this GRANTING CLAUSE, hereby convey, mortgage, assign, pledge and grant to the Secured Party, its successors and assigns, a first priority security interest in, all and singular, of the Debtor's right, title and interest in and to all of its equipment, inventory, accounts, (except the Borrower Environmental Reserve Account, which is expressly excluded from the Collateral (as hereinafter defined) hereunder) accounts receivable, contract rights, chattel paper, instruments, investment property, drafts and other assets of any kind, and general intangibles, including, without limitation, the following described properties, rights, interests and privileges (all of which properties hereby conveyed, mortgaged, assigned, pledged and granted or intended to be so conveyed, mortgaged, assigned, pledged and granted are hereinafter collectively referred to as the "Collateral," provided that "Collateral" shall not include any properties
              --------
released pursuant to Section 2.2 hereof):

          (1) Trust Collateral.  All right, title, interest, claims and demands
              ----------------
of the Debtor in, to and under each of the Owner Trust Agreements together with income, profits and avails thereof and together with all rights, powers, privileges, options and other benefits of the Debtor thereunder.

          (2) Lease Collateral.  All right, title, interest, claims and demands
              ----------------
of the Debtor in the Leased Assets, to and under each Lease, all other Lease Documents relating thereto (including all tax indemnification agreements), together with Lease Payments in respect of the Leases and all rights, powers, privileges, options and other benefits of the Debtor as lessor under the Leases, including:

              (a)  the right to Lease Payments;

              (b) the right to make all waivers and agreements and to enter into any amendments relating to the Leases or any provision thereof; and

              (c) the right to take any action permitted under any Lease or by law upon the occurrence of a default or an event of default under the Leases or an event which, with the lapse of time or the giving of notice, or both, would constitute a default or an event of default under such Lease, including the commencement, prosecution and settlement of legal, administrative or other proceedings, and to do any and all other things whatsoever which the Debtor or any lessor is or may be entitled to do under any Lease.

          (3) Equipment Collateral.  All right, title, interest, claims and
              --------------------
demands of the Debtor in and to each and every item of aircraft, equipment, vehicles, rolling stock, plants, fixtures or personal property which is subject to a Lease (all of which shall remain subject to the lien of this Security Agreement until specifically released pursuant to Section 2.2 hereof, whether or not such Lease is terminated or cancelled and whether or not any such aircraft, equipment, vehicles, rolling stock, plants, fixtures and personal property is thereafter purported to be sold, destroyed, released, subleased, assigned, conveyed, transferred to otherwise disposed of); together with all accessories, equipment, parts and appurtenances appertaining or attached to any such aircraft, equipment, vehicles, rolling stock, plants, fixtures or personal property, whether now owned or hereafter acquired, except such thereof as remain the property of the lessees under the Leases, and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all of such aircraft, equipment, vehicles, rolling stock, plants, fixtures or personal property (collectively, the "Equipment") except such thereof as remain the property of the lessees, together with all Lease Payments in respect of the Equipment.

          (4) Miscellaneous Collateral.  (a) All guaranties, security deposits,
              ------------------------
escrow deposits, letters of credit and additional collateral granted to Debtor under any Lease and (b) all issues, distributions, income, profits and avails therefrom and proceeds thereof, including any amounts payable under limited recourse or guaranty agreements.

          (5) Account Collateral.  All right, title, interest, claims and
              ------------------
demands of the Debtor in and to all amounts in, and all investments of and proceeds from, the Collateral Account and the Collateral Account Proceeds (as defined in the Collateral Account and Pledge Agreement).

          (6) Proceeds.  All proceeds of any and all of the foregoing (including
              --------
proceeds which constitute property of the types described in clauses (1) through
(5) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

          Anything herein contained to the contrary notwithstanding:

              (a) The foregoing security interest granted pursuant to this GRANTING CLAUSE shall not be effective for any item of Collateral to the extent that such grant would (i) violate any clause in any Contract or Requirement of Law prohibiting such grant of a security interest, (ii) be based on any Contract or Requirement of Law or otherwise require the consent of any Person which has not been granted, (iii) relate to any Excluded Aircraft or (iv) relate to any Other Excluded Collateral ; provided, however, that if the Lease Documents
                            --------  -------
relating to such Excluded Aircraft or the documents relating to such Other Excluded Collateral no longer prohibit the Lender from obtaining a security interest in such Excluded Aircraft or Other Excluded Collateral, the Collateral shall include such Excluded Aircraft or Other Excluded Collateral. For purposes of this GRANTING CLAUSE, "Excluded Aircraft" shall mean and include all right, title, interest, claims and demands of the Debtor in, to and under (i) that certain Trust Agreement dated as of October 4, 1988 between Borrower, as trustor and beneficiary, and Meridian Trust Company, as owner trustee, as amended, supplemented and assigned to date, and the assets constituting the trust estate thereunder, including, without limitation, (A) the Boeing 737-3G7 aircraft bearing U.S. Registration No. N305AW and the engines, parts, components, and records relating thereto (collectively, "Aircraft N305AW"), and (B) any and all leases of Aircraft N305AW and other contractual arrangements (including tax indemnification agreements) pertaining to Debtor's right, title and interest in Aircraft N305AW, (ii) that certain Trust Agreement 841 dated as of August 25, 1987 between Borrower, as trustor and beneficiary, and Wilmington Trust Company, as owner trustee, as amended, supplemented and assigned to date, and the assets constituting the trust estate thereunder, including, without limitation, (A) the DC-9-82 aircraft bearing U.S. Registration No. N15841 and manufacturer's serial number 49581 and the engines, parts, components and records relating thereto (collectively, "Aircraft N15841"), and (B) any and all leases of Aircraft N315841 and other contractual arrangements (including tax indemnification agreements) pertaining to Debtor's right, title and interest in Aircraft N15841,
(iii) that certain Trust Agreement 353 dated as of November 19, 1987 between Borrower, as trustor and beneficiary, and First Security Bank, National Association (as successor to Meridian Trust Company), as owner trustee, as amended, supplemented and assigned to date, and the assets constituting the trust estate thereunder, including, without limitation, (A) the Boeing 737-3TO aircraft bearing U.S. Registration No. N70353 and manufacturer's serial number 23591 and the engines, parts, components and records relating thereto (collectively, "Aircraft N70353"), and (B) any and all leases of Aircraft N70353 and other contractual arrangements (including tax indemnification agreements) pertaining to Debtor's right, title and interest in Aircraft N70353, and (iv) that certain Trust Agreement dated as of April 1, 1986 between Debtor, as successor in interest to North American Aircraft Finance Corporation, as trustor and beneficiary, and State Street Bank and Trust Company, as successor in interest to The Connecticut National Bank, as owner trustee, and the assets constituting the trust estate thereunder, including, without limitation, (A) the DC-9-82 aircraft bearing U.S. Registration No. N829US and manufacturer's serial number 49429 and the engines, parts, components and records relating thereto ("Aircraft N829US"), and (B) any and all leases of Aircraft N829US and other contractual arrangements (including tax indemnification agreements) pertaining to Debtor's right, title and interest in Aircraft N829US. For purposes of this GRANTING CLAUSE, "Other Excluded Collateral" shall mean and include all right, title, interest, claims and demands of the Debtor in, to and under (i) each of the items shown on Company Disclosure Schedule 2.16(a)(2), (ii) the cash and securities in an amount of $1,000,000, posted by the Debtor in favor of Bank of America National Trust and Savings Association pursuant to that certain letter agreement described more fully in Item 2 of Schedule 2.05(c) of the Company Disclosure Schedule, and (iii) the cash and securities in an amount of $600,000, constituting "Collateral" under that certain Pledge Agreement for the benefit of TJX Companies, as successor to Zayre Corp. and Newton Buying Corp., described more fully in Item 3 of Schedule 2.05(c) of the Company Disclosure Schedule.

              (b) The Debtor shall remain liable under the Leases, the Contracts to which it is a party and the Merger Agreement to perform all of its obligations thereunder, all in accordance with and pursuant to the respective terms and provisions thereof, and the Secured Party shall have no obligation or liability under any Lease or any such Contract or Merger Agreement by reason of or arising out of the foregoing grant, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor pursuant to such instruments, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party or the Debtor or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to the Secured Party or the Debtor or to which they or it may be entitled at any time.

          The parties hereto further agree:


                                   ARTICLE I

                               COLLATERAL ACCOUNT
                               ------------------

          As security for the prompt and complete payment (whether at stated maturity, by acceleration or otherwise) of the Indebtedness, the Debtor hereby delivers, deposits, sets over, confirms, assigns and pledges to, and grants to the Secured Party a continuing possessory lien and security interest in, the Collateral Account and the Collateral Account Proceeds, subject to and in accordance with the Collateral Account and Pledge Agreement.

                                   ARTICLE II

                    POSSESSION, USE AND RELEASE OF PROPERTY
                    ---------------------------------------

          2.1  Possession.
               ----------

               (a) Unless an Event of Default shall have occurred and be continuing, the Debtor shall be free to remain in full and exclusive possession, enjoyment, use and control of the Collateral (except for the Collateral Account and possession of the original executed copies of the Leases and Owner Trust Agreements, (other than with respect to the Excluded Aircraft) all of which have been delivered to the Secured Party at the Closing) and to manage, operate, exercise its rights in and use the same and each part thereof with the rights and franchises appertaining thereto; provided that the possession, enjoyment,
                                     --------
control and use of the Collateral shall at all times be subject to the observance and performance of the terms of the Loan Documents.

               (b) The Debtor covenants and agrees that in the event any monies or payments shall be paid to or distributed to the Debtor in respect of the Collateral, the Debtor will receive and hold the same in trust for the Secured Party, and will promptly upon receipt thereof deposit or cause to be deposited such monies or payments in the Collateral Account in accordance with Section 2.3 hereof.

               (c) Notwithstanding anything to the contrary set forth in this Security Agreement or any of the other Loan Documents, so long as no "Event of Default" (as defined in any applicable Lease) has occurred and is continuing, the Secured Party hereby acknowledges and agrees that its rights hereunder and thereunder shall be subject and subordinate to the rights of the lessee under the applicable Lease with respect to each aircraft, including, without limitation, lessee's right of quiet enjoyment thereunder, the lessee's right to renew such Lease, and lessee's right to purchase the aircraft on the terms specified in the applicable Lease. Without limiting the generality of the foregoing, the Secured Party expressly agrees that, so long as no "Event of Default" (as defined in the applicable Lease) shall have occurred and be continuing under that Lease, Secured Party shall not disturb (or permit any person acting by, through or under Secured Party to disturb) lessee's or any sublessee's right peacefully and quietly to hold, possess and use that aircraft pursuant to the applicable Lease.

          2.2  Release; Termination of Lien.
               ----------------------------

               (a) At any time on or after the occurrence of an event of loss under or early termination with respect to a Lease, or sale, assignment, transfer or other disposition of, Leased Assets subject to a Lease, approved in writing by the Secured Party, the Secured Party shall, on the request and at the expense of the

Debtor, release from the lien of this Security Agreement all its right, title and interest in and to such Leased Assets; provided that delivery
                                                        --------
of the release instruments shall be made against payment into the Collateral Account of all proceeds of insurance covering such event of loss and all payments from lessees or others on account of such early termination and all proceeds of such sale, assignment, transfer or other disposition or such purchase.

               (b) At any time after the payment and discharge in full of all of the Debtor's obligations under the Lender Documents, the Secured Party shall, at the expense of the Debtor, release the lien of this Security Agreement with respect to, and all its other right, title and interest in, any and all Collateral then subject to this Security Agreement.

               (c) On the request and at the expense of the Debtor, the Secured Party shall execute such further documents and take such further actions as may be necessary to effectuate the releases contemplated by Sections 2.2(a) and (b) hereof, including duly executing and delivering to the Debtor termination statements for filing in all relevant jurisdictions under the Uniform Commercial Code.

          2.3  Protection of Purchaser.  No purchaser in good faith of property
               -----------------------
purporting to be released hereunder shall be bound to ascertain the authority of the Secured Party to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser in good faith of any item of Collateral be under obligation to ascertain or inquire into the conditions upon which any such sale is hereby authorized.


                                  ARTICLE III

                                    DEFAULTS
                                    --------

          3.1  Secured Party's Rights.  The Debtor agrees that when any Event of
               ----------------------
Default has occurred and is continuing hereunder, the Secured Party shall have the rights, options and remedies of a secured party, and the Debtor shall have the duties of a debtor, under the Uniform Commercial Code of New York (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and without limiting the foregoing, the Secured Party may exercise any one or more or all of the remedies hereinafter set forth, in any order:

               (a) Subject to the rights of the lessees under the Leases, the Secured Party, personally or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal requirements) to take immediate possession of the Collateral, or any portion thereof, and for that purpose may pursue the same wherever it may be found, and may enter any premises of the Debtor, with or without notice, demand, process of law or legal procedure, to the extent permitted by applicable law, and search for, take possession of, remove, keep and store the same, or use and operate or lease the same until sold (the Secured Party shall give notice to the Debtor of such action);

               (b) Subject to the rights of the lessees under the Leases, the Secured Party shall have the right (subject to compliance with any mandatory legal requirements), either with or without taking possession and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given such notice of such sale by registered mail to the Debtor as is required by law, to sell and dispose of the Collateral, or any part thereof, at private or public sale or at public auction to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Secured Party may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) designated in the notice referred to above; provided that any such sale shall be
                                            --------
held in a commercially reasonable manner. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further published notice, and the Debtor, the Secured Party or any of their Affiliates, may bid and become the purchaser at any such sale;

               (c) Subject to the rights of the lessees under the Leases, the Secured Party may proceed to protect and enforce this Security Agreement and the other Lender Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the mortgaged property or any part thereof, or for the recovery of judgment for the Indebtedness or for the enforcement of any other proper, legal or equitable remedy available under applicable law; and

               (d) Subject to the rights of the lessees under the Leases, the Secured Party may (without the necessity of taking any of the actions referred to in paragraphs (a) through (c) above) proceed to exercise all rights, privileges and remedies of the Debtor under the Lease Documents, and may exercise all such rights and remedies either in the name of the Secured Party or in the name of the Debtor, or both, for the use and benefit of the Secured Party.

          3.2  Waiver by Debtor.  To the extent permitted by law, the Debtor
               ----------------
covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, except as to rights expressly provided herein, hereby expressly waives for itself and on behalf of each and every person all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Secured Party, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

          3.3  Effect of Sale.  Any sale, whether under any power of sale hereby
               --------------
given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Debtor in and to the property sold, shall be a perpetual bar, both at law and in equity, against the Debtor, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Debtor, its successors or assigns (subject to the then existing rights, if any, of the lessees under the Leases or other Persons with respect to the other Collateral).

          3.4  Application of Proceeds.  The proceeds of the Collateral, or any
               -----------------------
part thereof, and the proceeds of any remedy hereunder (as well as any other amounts of any kind held by the Secured Party at the time of or received by the Secured Party after the occurrence of an Event of Default hereunder) shall be paid to and applied in accordance with Section 2.7(b) of the Loan Agreement.

          3.5  Discontinuance of Remedies.  In case the Secured Party shall have
               --------------------------
proceeded to enforce any right under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the Debtor and the Secured Party shall be restored to their former position with their former rights hereunder with respect to the Collateral and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been instituted.

          3.6  Cumulative Remedies.  No delay or omission of the Secured Party
               -------------------
to exercise any right or power arising from any default on the part of the Debtor, shall exhaust or impair any such right or power, or prevent its exercise during the continuance of such default. No waiver by the Secured Party, whether such waiver is full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing. The giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the Indebtedness shall not operate to prejudice, waive or affect the security of this

Security Agreement or any rights, powers or remedies hereunder, nor shall the Secured Party be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.


                                   ARTICLE IV

                     COVENANTS AND WARRANTIES OF THE DEBTOR
                     --------------------------------------

          The Debtor warrants to and covenants and agrees with the Secured Party as follows:

          4.1  Debtor's Duties.  The Debtor covenants and agrees to perform,
               ---------------
abide by and to be governed and restricted by each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Lender Documents, and in each supplement thereto or amendment thereof which may at any time or from time to time be executed and delivered by the parties thereto or their successors and assigns, to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein and as though any amendment or supplement to the Lender Documents were fully set out in an amendment or supplement to this Security Agreement. The Debtor undertakes to perform only such duties as are expressly and specifically set forth herein and in the other Lender Documents and no implied obligations or covenants shall be read into this Security Agreement or any other Lender Documents against the Debtor.

          4.2  Further Assurances. The Debtor hereby covenants and agrees that
               ------------------
it shall (i) upon request by the Secured Party, cooperate with the Secured Party to obtain third-party consents in connection with the security interest granted hereunder, (ii) perform such acts and execute, acknowledge and deliver, from time to time, such financing statements and other instruments as may reasonably be required by the Secured Party to perfect or better assure this Security Agreement and the security interests created hereby (including, without limitation, with respect to any Excluded Aircraft and Other Excluded Collateral which becomes Collateral pursuant to the terms of this Agreement), and file or record the same in the public records specified by the Secured Party, (iii) keep or cause to be kept accurate and complete records and books of account and make or cause to be made the same available for the Secured Party's inspection and transcription at any time upon reasonable advance notice and during business hours, (iv) forward copies of all notices or other communication it receives under the Lease Documents to the Secured Party, and (v) take no action and give no consent, waiver or ratification which could impair the value of the Collateral or would be inconsistent with any of the provisions of this Security Agreement, the Note, the other Loan Documents and the Lease Documents.

          4.3  After-Acquired Property.  Any and all property described or
               -----------------------
referred to in the GRANTING CLAUSE hereof which is hereafter acquired, or which previously constituted an Excluded Aircraft or Other Excluded Collateral, shall ipso facto and without any further conveyance, assignment or act on the part of
---- -----
the Debtor or the Secured Party, become and be subject to the security interest herein granted as fully and completely as though specifically described herein.

          4.4  Recordation and Filing.  The Debtor will cause all continuation
               ----------------------
statements and similar notices required by applicable law, and, if requested by Secured Party, this Security Agreement and any financing statements at all times to be kept, recorded and filed in such manner and in such place as may be required by law in order to fully preserve and protect the rights of the Secured Party hereunder.

          4.5  Power of Attorney in Respect of the Collateral.  The Debtor does
               ----------------------------------------------
hereby irrevocably constitute and appoint the Secured Party and all Persons designated by the Secured Party for that purpose its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, if an Event of Default has occurred and is continuing (a) to execute, deliver and file appropriate Uniform Commercial Code Financing Statements and other documents and instruments as may be necessary or, in the reasonable opinion of the Secured Party, desirable to obtain, protect and perfect the security interests created hereunder, (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums which are assigned under the GRANTING CLAUSE hereof with full power to settle, adjust or compromise any claim thereunder as fully as if it were the Debtor itself, (c) to receive payment of and to endorse the Debtor's name to any items of Collateral (including checks, drafts or other orders for the payment of money) that come into the Secured Party's possession or under the Secured Party's control (including any amounts in the Collateral Account), (d) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (e) to make all withdrawals from the Collateral Account, (f) to otherwise act with respect thereto as though it were the outright owner of the Collateral, and (g) in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Debtor or otherwise, which the Secured Party may deem necessary or appropriate to protect and preserve the right, title and interest of the Secured Party in and to the Collateral and the security intended to be afforded hereby. The appointment of the Secured Party as the Debtor's attorney-in-fact and the Secured Party's rights and powers are coupled with an interest and are irrevocable until the unpaid principal amount of and accrued interest on the Note and all other amounts payable under the Lender Documents shall have been paid in full.

          4.6  Certain Actions.  Until the payment in full of all Indebtedness
               ---------------
and to the extent necessary or appropriate to effectuate the purposes and carry out the terms and intent of the Lender Documents, the Secured Party shall have the right, subject to the terms of the Collateral Account and Pledge Agreement, to the exclusion of the Debtor to (i) make all demands, consents and waivers, or take any other action with respect to, the Collateral Account Proceeds, (ii) accept the payment of any interest, principal or other amounts payable under or in connection with the Collateral Account Proceeds, (iii) commence any actions to enforce the Collateral Account Proceeds, (iv) make all withdrawals from the Collateral Account, and (v) otherwise act with respect to the Collateral Account Proceeds as though it were the outright owner thereof.

          4.7  Executive Offices; Location of Assets.  The principal place of
               -------------------------------------
business and chief executive office of the Debtor is: 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122, or such other location of which Debtor shall have given the Secured Party 30 days' prior written notice.
Schedule 4.3 of the Loan Agreement lists the locations of all of the Debtor's material assets and properties (other than the Leased Assets).

          4.8  Excluded Aircraft.  Upon the request of the Lender, after the
               -----------------
Closing Date, the Debtor covenants and agrees to use its best efforts, in consultation with the Lender giving due regard to strategic considerations, to
(a) seek the consent of each Person required by the Lease Documents relating to each Excluded Aircraft to the grant of a second priority lien in favor of the Lender with respect to such Excluded Aircraft and/or (b) arrange for the satisfaction of all outstanding Debt, and the release of all liens, with respect to aircraft N305AW and for the grant of a first priority security interest and Mortgage in favor of the Lender with respect to such aircraft. In the event the Lender makes a request pursuant to clause (b) above, the Lender agrees to make appropriate adjustments to Section 2.7 of the Loan Agreement to effect the repayment of Debt with respect to aircraft N305AW as contemplated in clause 4.8(b) above.


                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

          5.1  No Presentment.  Debtor hereby waives presentment, protest,
               --------------
notice of protest, notice of dishonor, and notice of nonpayment with respect to any proceeds to which the Secured Party is entitled hereunder and any rights to direct the application of payments for security for the Indebtedness except as otherwise provided in the Lender Documents, and the Debtor also hereby waives any right to require proceedings against others or to require exhaustion of security.

          5.2  Secured Party's Right to Cure.  In the event the Debtor should
               -----------------------------
fail to do any act as herein provided or in any other Lender Document, the Secured Party may, but has no obligation to do so, without notice to the Debtor, and without releasing the Debtor from any obligation hereof, make or do such act in such manner and to such extent as the Secured Party may deem necessary to protect the Collateral, including the defense of any action purporting to affect the Collateral or the rights or powers of the Secured Party hereunder.

          5.3  Security Interest Absolute.  The security interest, rights of the
               --------------------------
Secured Party and obligations of the Debtor granted or created under this Security Agreement shall be absolute and unconditional irrespective of:

               (i) Any lack of validity or enforceability in whole or in part of this Security Agreement, the Loan Agreement or any other Lender Document, any Lease Documents or any other agreement or instrument executed or delivered in connection herewith or therewith;

               (ii) Any change in the time, manner or place of payment of, or in any other term of, any Note, or any other amendment or waiver of, or any consent to any departure from, the terms of this Security Agreement, the Loan Agreement, any other Lender Document, any Lease Documents or any other instrument executed or delivered in connection herewith or therewith;

               (iii) Any exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of, or consent to departure from, any guaranty, for all or any of the Indebtedness;

               (iv) Any other circumstance which might otherwise constitute a defense available to, or a discharge of the Debtor in respect of, any Lender Document or the Indebtedness; or

               (v) Any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Debtor.

          5.4  Amendments.  No amendment or waiver of any provision of this
               ----------
Security Agreement, nor consent to any departure by any party, shall in any event be effective unless the same shall be in writing and signed by each of the parties and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          5.5  No Waiver.  No failure on the part of any party to exercise, and
               ---------
no delay in exercising, any right under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          5.6  Notices.  All notices, requests, demands, consents and other
               -------
communications to or upon the parties to this Security Agreement shall be given pursuant to Section 8.6 of the Loan Agreement.

          5.7  Counterparts.  This Security Agreement may be executed by the
               ------------
parties hereto in two or more counterparts, and by separate parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          5.8  Severability.  Any provision of this Security Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          5.9  Captions.  The table of contents and the captions in this
               --------
Security Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          5.10      Governing Law.  This Security Agreement and the rights and
                    -------------
obligations of the parties hereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

          5.11      Successors and Assigns.  This Security Agreement shall be
                    ----------------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Security Agreement may not be assigned by the Debtor, and any such attempted assignment shall be void.

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             PS GROUP, INC.


                             By:___________________________________
                                Name:
                                Title:

                             GATX CAPITAL CORPORATION

                             By:___________________________________
                                Name:
                                Title:.



                              [SECURITY AGREEMENT]

                                                                       EXHIBIT C

          PARENT GUARANTY dated as of _________, 2000 by PS Group Holdings, Inc., a Delaware corporation (the "Guarantor"), in favor of GATX Capital Corporation, a Delaware corporation (the "Beneficiary").

          The Beneficiary has entered into a Loan Agreement dated as of December 18, 1999 with PS Group, Inc., a Delaware corporation (the "Borrower").

          The Guarantor is the owner of 100% of the capital stock of the Borrower.

          The Beneficiary has required, as a condition precedent to making the loan to the Borrower under the Loan Agreement, that the Guarantor execute and deliver this Guaranty. The Beneficiary would not make the loan but for the execution and delivery of this Guaranty by the Guarantor.

          In furtherance of the business purposes of the Guarantor, the Guarantor desires to irrevocably and unconditionally guaranty all of the obligations of the Borrower under the Loan Documents (as hereafter defined).

          The Guarantor agrees as follows:

          1.  Definitions.  Capitalized terms not otherwise defined in this
              -----------
Guaranty have the meanings ascribed to them in the Loan Agreement.

          2.  The Guaranty.  The Guarantor hereby irrevocably guaranties (i) the
              ------------
due and punctual payment in full (in immediately available funds) when due (whether at stated maturity, upon acceleration, demand or otherwise, including amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, or any successor provision), of any and all sums, whether of principal, interest (including any interest payable subsequent to a default), fees, expenses, indemnities and other amounts (including all fees and disbursements of counsel to the Beneficiary), payable by the Borrower pursuant to or arising under, out of or in connection with the Loan Documents, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, and (ii) the prompt and complete performance by the Borrower of all other terms and provisions of the Loan Documents (the obligations to pay all such sums and perform all such terms and provisions are hereafter collectively referred to as the "Guarantied Obligations"). The Guarantor acknowledges that there are no conditions whatsoever to the effectiveness of this Guaranty.

          3.  Liability of the Guarantor.  The Guarantor agrees that its
              --------------------------
obligations hereunder are irrevocable, continuing, absolute, independent and unconditional and shall not be affected by any circumstance whatsoever (other than the payment in full and the complete performance of the Guarantied Obligations) which may constitute a defense or a legal or equitable discharge (whether in whole or in part) of a guarantor or surety, whether foreseen or unforeseen and whether similar or dissimilar to any circumstance described in this Guaranty. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

               (a) Guaranty of Payment.  This Guaranty is a guaranty of payment
                   -------------------
and performance, and not of collection only. The Guarantor waives any requirement that the Beneficiary, as a condition of payment by the Guarantor,
(i) proceed against the Borrower, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security received from the Borrower, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of the Beneficiary in favor of the Borrower, any other guarantor of the Guarantied Obligations or any other Person, or (iv) pursue any other remedy whatsoever in the power of the Beneficiary.

               (b) Continuing Guaranty.  This Guaranty shall remain in full
                   -------------------
force and effect until all of the Guarantied Obligations have been completely performed and paid in full, notwithstanding that from time to time prior thereto the Borrower may be free from any of the Guarantied Obligations. The Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Guarantied Obligations that has not been completely performed or indefeasibly paid in full.

               (c) Absolute and Unconditional Guaranty.  This Guaranty and the
                   -----------------------------------
obligations of the Guarantor hereunder are not subject to any reduction, limitation, impairment, discharge or termination for any reason (other than the complete performance and the indefeasible payment in full of the Guarantied Obligations), including the occurrence of any one or more of the following, whether or not the Guarantor shall have had notice or knowledge of any of them:

                   (i) any change in the manner, place or terms of payment (including the currency thereof) of any of the Guarantied Obligations;

                   (ii) any settlement, compromise, release or discharge of, or acceptance or refusal of any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto or any subordination of the payment of the Guarantied Obligations to the payment of any other obligations;

                   (iii) any rescission, waiver, extension, renewal, alteration, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to Events of Default) of the Guarantied Obligations or any agreement relating thereto, or any other guaranties or security for the Guarantied Obligations, in each case whether or not in accordance with the terms thereof;

                   (iv) the Guarantied Obligations, this Guaranty or any other agreement relating thereto at any time being found to be illegal, invalid or unenforceable in any respect or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of any of the Guarantied Obligations;

                   (v) any request or acceptance of other guaranties of the Guarantied Obligations or the taking and holding of any security for the payment of the Guarantied Obligations, this Guaranty, or any other guaranty of the Guarantied Obligations or any release, impairment, surrender, exchange, substitution, compromise, settlement, rescission or subordination thereof;

                   (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; or any enforcement and application of any security now or hereafter held by the Beneficiary in respect of this Guaranty or the Guarantied Obligations and any direction of the order or manner of sale thereof, or the exercise of any other right or remedy that the Beneficiary may have with respect to any such security, as the Beneficiary in its sole discretion may determine, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales;

                   (vii) any failure or omission to exercise, assert or enforce, or any agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranties of or any security for the payment of the Guarantied Obligations;

                   (viii) any change in, or reorganization of, the corporate structure of the Borrower or any of its Subsidiaries or any dissolution, termination, consolidation or merger or sale or other disposition, whether or not for fair consideration, of all or substantially all of the assets of any of the foregoing or any consent of the Beneficiary thereto or to any restructuring of the Guarantied Obligations;

                   (ix) the election by the Beneficiary in any proceeding instituted under the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code; any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code; or the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Beneficiary for repayment of the Guarantied Obligations;

                   (x) any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Borrower or the Guarantor; or

                   (xi) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Guarantied Obligations.

           4. Waivers of Notices and Defenses.  The Guarantor hereby waives, for
              -------------------------------
the benefit of the Beneficiary:

              (i) any defense arising by reason of the incapacity, lack of authority or any disability of the Borrower;

              (ii) any notice of the creation, renewal, extension or accrual of any of the Guarantied Obligations and notice of or proof of reliance by the Beneficiary upon this Guaranty or acceptance of this Guaranty (the Guarantied Obligations and all dealings between the Borrower and the Guarantor, on the one hand, and the Beneficiary, on the other hand, being conclusively deemed to have been created, incurred or conducted in reliance upon this Guaranty);

              (iii) any setoff or counterclaim, any demand for performance, notice of nonperformance, diligence, presentment, protest, notice of protest, notice of dishonor, notice of Defaults or Events of Default, notice of any amendment, renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notice that any portion of the Guarantied Obligations is due, notice of any collection proceedings, and notice of any other fact which might increase the risk of the Guarantor;

              (iv) any defense based upon any statute or rule of law that provides that the obligation of a surety cannot be larger in amount or in other respects more burdensome than that of the principal;

              (v) any benefit of, or any right to participate in, or any notices of exchange, sale, surrender or other handling of, any security or collateral given to the Beneficiary (whether directly or indirectly) to secure payment or performance of the Guarantied Obligations or any other liability of the Borrower to the Beneficiary; and

              (vi) to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by law which limit the liability of, or exonerate, guarantors or sureties, or which may conflict with the terms of this Guaranty, including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, and usury.

           5. Bankruptcy and Related Matters.
              ------------------------------

              (a) No Proceedings Against Borrower. So long as any of the
                  -------------------------------
Guarantied Obligations remain outstanding, the Guarantor shall not, without the prior written consent of the Beneficiary, commence or join with any other Person in commencing any bankruptcy, liquidation, reorganization or insolvency proceedings of, or against, the Borrower.

          (b) Guarantor Remains Obligated.  The obligations of the Guarantor
              ---------------------------
under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding or action, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, marshaling of assets, assignment for the benefit of creditors, composition with creditors, readjustment, liquidation or arrangement of the Borrower or similar proceedings or actions or by any defense which the Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding or action. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts and obligations that constitute the Guarantied Obligations and would be owed by the Borrower but for the fact that they are unenforceable or not allowable due to the existence of any such proceeding or action.

          (c) Stay of Acceleration.  The Guarantor agrees that, notwithstanding
              --------------------
anything to the contrary herein, if, after the occurrence and during the continuance of an Event of Default, the Beneficiary is prevented by applicable law from exercising its rights to accelerate the maturity of the Guarantied Obligations, to collect interest on the Guarantied Obligations or to enforce or exercise any other right or remedy with respect to the Guarantied Obligations, or the Beneficiary is prevented from taking any action to realize on any security or collateral or is prevented from collecting any of the Guarantied Obligations, the Guarantor shall pay to the Beneficiary upon demand therefor the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Beneficiary.

          (d) Post-Petition Interest.  Pursuant to, and without limiting, the
              ----------------------
foregoing, the Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding or action referred to in Section 5(b) (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of such proceeding or action, such interest as would have accrued on such portion of the Guarantied Obligations if such proceedings or actions had not been commenced) shall be included in the Guarantied Obligations, it being the intention of the Guarantor and the Beneficiary that the Guarantied Obligations shall be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Guarantied Obligations. The Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Beneficiary, or allow the claim of the Beneficiary, in respect of, any such interest accruing after the date on which such proceeding is commenced.

          (e) Reinstatement of Guaranty.  Notwithstanding anything to the
              -------------------------
contrary contained herein, in the event that all or any portion of the Guarantied Obligations are paid by the Borrower, the obligations of the Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, if all or any part of such payment are rescinded or recovered, directly or indirectly, from the Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

          6.  No Subrogation.  Notwithstanding any payment or payments made by
              --------------
the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Beneficiary, the Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Beneficiary against the Borrower or any other insider guarantor or any collateral security, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held by the Guarantor in trust for the Beneficiary, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Beneficiary in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Beneficiary, if so requested by the Beneficiary), to be applied against the Guarantied Obligations, whether matured or unmatured, in such order as the Beneficiary may determine.

          7.  Subordination of Other Obligations.  The Guarantor hereby agrees
              ----------------------------------
that any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of the Borrower to the Guarantor collected or received by the Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Beneficiary and shall forthwith be paid over to the Beneficiary to be credited and applied against the Guarantied Obligations without in any way affecting, impairing or limiting the liability of the Guarantor under this Guaranty.

           8. Setoff; Security Arrangements.
              -----------------------------

              (a) Setoff.  In addition to any rights and remedies of the
                  ------
Beneficiary provided by law or otherwise, upon the occurrence of an Event of Default and acceleration of the obligations owing in connection with the Loan Documents or any other Default in the payment of any principal or interest owed thereunder, the

Beneficiary shall have the right, without prior notice to the Guarantor, any such notice being expressly waived to the extent permitted by applicable law, to set off and apply against any indebtedness or other amounts due under the Loan Documents, whether matured or unmatured, of the Guarantor to the Beneficiary, any and all deposits (whether general or special, time or demand, provisional or final, and regardless of whether denominated in dollars or in any other currency) and other amounts owing from the Beneficiary to the Guarantor, whether matured or unmatured, at, or at any time after, the happening of any of the above-mentioned events, and such right of set-off may be exercised by the Beneficiary against the Guarantor or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment of attachment creditor of the Guarantor, or against anyone else claiming through or against the Guarantor or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Beneficiary prior to the making, filing or issuance, or service upon the Beneficiary of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. The Beneficiary agrees promptly to notify the Guarantor after any such set-off and application made by the Beneficiary, provided that the failure to give such notice shall not affect the validity of
--------
such set-off and application.

              (b) Security Arrangements.  The Guarantor has granted to the
                   ---------------------
Beneficiary a security interest in the collateral subject to the Collateral Documents to which it is a party as collateral security for the Guarantied Obligations and such other obligations as are therein specified. Reference is hereby made to the Collateral Documents for more complete descriptions of the terms and provisions thereof.

           9. Representations and Warranties.  The Guarantor hereby represents
              ------------------------------
and warrants to the Beneficiary that:

              (a) Existence and Power.  The Guarantor is a corporation duly
                  -------------------
organized, validly existing and in good standing under the laws of Delaware; has all corporate power and all material governmental licenses, authorizations, consents and approvals required to own its property and to carry on its business as now conducted and proposed to be conducted except where the failure to be so organized, existing or in good standing or to have such power would not have a Material Adverse Effect; and is qualified to do business in all jurisdictions in which such qualification is necessary and where failure so to qualify would have a Material Adverse Effect.

              (b) Authorization; No Contravention.  As qualified by Schedule
                  -------------------------------
2.05(d) of the Company Disclosure Schedules, the execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which it is a party, and the granting of Liens and the perfection thereof pursuant thereto, are within the Guarantor's corporate power, have been duly authorized by all necessary corporate action, and, except in immaterial respects (i) require no action by or in respect of, filing with or notice to, any Governmental Authority and (ii) do not contravene, or constitute a default under, or require the consent of any creditor, stockholder or other person under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor or its Subsidiaries or to which any of their respective assets are subject, or result in the creation or imposition of any Lien on any asset of the Guarantor or any of its Subsidiaries except as provided in the Loan Documents.

              (c) Binding Obligation.  This Guaranty and each other Loan
                 ------------------
Document to which the Guarantor is a party has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and (B) by equitable principles relating to the availability of equitable remedies (regardless of whether considered in a proceeding at law or in equity).

               (d) Not an Investment Company or Holding Company.  The Guarantor
                   --------------------------------------------
is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              (e) Relationship to the Borrower.  The Guarantor is the owner of
                  ----------------------------
100% of the issued and outstanding capital stock of the Borrower; the agreement of the Beneficiary to make the Loan to the Borrower is of substantial and material benefit to the Guarantor; and the Guarantor has reviewed and approved copies of the Loan Documents and is fully informed of the remedies the Beneficiary may pursue upon the occurrence of an Event of Default in any Loan Document.

              (f)  Incorporation of Certain Representations and Warranties from
                   ------------------------------------------------------------
the Loan Agreement.  As qualified by any applicable Schedule of the Company
------------------
Disclosure Schedules, the Guarantor represents and warrants that all representations and warranties relating to it contained in, and as qualified in, the Loan Agreement are true and correct.

          10.  Covenants.
               ---------

               (a) Financial Condition of the Borrower.  The Guarantor agrees
                   -----------------------------------
that the Beneficiary shall have no obligation to disclose or discuss with the Guarantor their assessment, or the Guarantor's assessment, of the financial condition of the Borrower. The Guarantor represents and warrants that it has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and the Borrower's ability to perform its obligations under the Loan Documents, and the Guarantor covenants and agrees to keep informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. The Guarantor hereby waives and relinquishes any duty on the part of the Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower, whether now known or hereafter known by the Beneficiary.

               (b) Notice of Events.  As soon as the Guarantor obtains knowledge
                   ----------------
thereof, the Guarantor shall give the Beneficiary written notice of any condition or event which has resulted or might reasonably be expected to result in (i) a Material Adverse Effect on the Guarantor or (ii) a breach of, or noncompliance by the Guarantor with, any term, condition or covenant contained herein or in any other Loan Document.

           11. Events of Default.
               -----------------

               (a) Events of Default.  Each of the following events shall
                   -----------------
constitute an "Event of Default" hereunder:

                   (i) the Guarantor shall fail to perform or observe any covenant or agreement contained in this Guaranty or in the Merger Documents, on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after the Beneficiary shall have given the Guarantor notice thereof; or an "Event of Default" shall occur and be continuing under, and as respectively defined in, the Loan Agreement or any other Loan Document;

                   (ii) any representation or warranty made or confirmed by the Guarantor at the Closing Date, on the date of the Merger, or otherwise under, or in any notice given pursuant to any express requirement of, this Guaranty or any other Loan Document shall prove to have been incorrect in any material respect when made or confirmed;

                   (iii) the Guarantor shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any one or more items of Debt in a principal amount in excess of $1,000,000 in the aggregate, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Debt if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Debt or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Debt to become due prior to its stated maturity;

               (iv) the Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and any such proceeding instituted against the Guarantor shall remain undismissed and unstayed for a period of 60 consecutive days; or

               (v) any judgment or order (other than one with respect to a (x) non-recourse Debt or (y) Lien permitted by Section 6.1(a) of the Loan Agreement) for the payment of money in excess of $100,000 shall be rendered against the Guarantor and there shall be any period of 30 consecutive days during which neither (i) such judgment or order shall have been discharged or bonded nor (ii) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall be in effect.

          (b) Acceleration of Maturity.  If an Event of Default shall occur and
              ------------------------
be continuing, the Beneficiary may declare the unpaid principal amount of and all accrued interest on the Loan and the Note and all other amounts payable to it under the Loan Agreement or the Note to be forthwith due and payable, whereupon the unpaid principal amount of and all accrued interest on the Loan and the Note and all such other amounts shall become and be forthwith due and payable; provided that in the case of any of the Events of Default specified in
         --------
Section 11(a)(iv) hereof, without any notice to the Guarantor or any other act by the Beneficiary, the unpaid principal amount of and all accrued interest on the Loan and the Note and all other amounts payable under the Loan Agreement or the Note shall become immediately due and payable.

          (c) Suits for Enforcement.  In case any one or more Events of Default
              ---------------------
shall occur and be continuing, the Beneficiary may proceed to protect and enforce its rights either by suit in equity or by action at law, or by enforcing its rights under the Security Agreement or this Guaranty, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Guaranty or any other Loan Document or for an injunction against a violation of any of the terms hereof or thereof, or to recover damages for the breach thereof, or in aid of the exercise of any power granted herein or therein, or proceed to enforce the payment of the Note or to enforce any other legal or equitable right of the Beneficiary.

              (d) Remedies Cumulative.  No right, power or remedy herein or in
                  -------------------
the Note or any other Loan Document conferred upon the Beneficiary is intended to be exclusive of any other right, power or remedy and each and every such remedy shall be cumulative and shall be in addition to every other right, power or remedy given hereunder, or now or hereafter existing at law or in equity or by statute or otherwise.

               (e) Remedies Not Waived.  No course of dealing among the parties
                   -------------------
hereto or any delay or omission on the part of any party hereto in exercising any rights hereunder or under the Note or any other Loan Document shall operate as a waiver of any rights of any party hereto.

           12. Miscellaneous.
               -------------

               (a) Survival of Warranties.  All agreements, representations and
                   ----------------------
warranties made herein shall survive the execution and delivery of this Guaranty, the making of the Loan and the execution and delivery of the other Loan Documents.

               (b) Notices.  All notices, requests and other communications to
                   -------
any party hereunder shall be in writing and shall be given pursuant to Section
8.6 of the Loan Agreement.

               (c) No Waivers.  No failure or delay by the Beneficiary in
                   ----------
exercising any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               (d) Expenses.  The Guarantor agrees to pay, or cause to be paid,
                   --------
on demand, and to save the Beneficiary harmless against liability for, any and all costs and expenses (including reasonable fees and disbursements of counsel and fees, costs and expenses incurred in connection with any bankruptcy proceeding) incurred or expended by the Beneficiary in connection with the enforcement, amendment, modification or waiver of or preservation of any rights under this Guaranty and under any other Loan Document and the collection of amounts payable hereunder and thereunder and obtaining advice of counsel in respect hereof or thereof, and until so paid, such fees, costs, disbursements and expenses shall be added to, and constitute, Guarantied Obligations.

               (e) Amendments and Waivers.  This writing is intended by the
                   ----------------------
Guarantor and the Beneficiary as the final expression of this Guaranty and is also intended as a complete statement of the terms of their agreement with respect to the matters covered hereby. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by the Guarantor therefrom, shall in any event be effective without the written consent of the Beneficiary.

               (f) Successors and Assigns.  This Guaranty is a continuing
                   ----------------------
guaranty and shall be binding upon the Guarantor and its successors and assigns; provided that the Guarantor may not assign this Guaranty or any of
         --------
the rights or obligations of the Guarantor hereunder without the prior written consent of the Beneficiary. This Guaranty shall inure to the benefit of the Beneficiary and its successors and assigns.

               (g) Applicable Law.  This Guaranty shall be construed in
                   --------------
accordance with and governed by the law of the State of New York applicable to agreements made and to be performed entirely within such state.

               (h) Jurisdiction.
                   ------------

                   (i) Any action or proceeding against the guarantor relating in any way to this Guaranty or any other Loan Document may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and the Guarantor irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding. The Guarantor irrevocably appoints Integrated Capital Associates of New York, Inc., which currently maintains an office in New York State situated at 101 East 52nd Street, New York, New York 10022, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to the guarantor at its address as provided for notices hereunder. The foregoing shall not limit the right of the Beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

              (ii) The Guarantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Guaranty or any other Loan Document in any court located in the borough of Manhattan, city and state of New York, or located in any other jurisdiction chosen by the beneficiary in accordance with clause (i) of this subsection, and hereby further irrevocably waives any claim that a court located in the borough of Manhattan, city and state of New York is not a convenient forum for any such action or proceeding.

          (i) Severability.  If any provision in or obligation under this
              ------------
Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (j) Interpretation.  Section headings in this Guaranty are included
              --------------
herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

          (k) Further Assurances.  At any time or from time to time, upon the
              ------------------
request of the Beneficiary, the Guarantor shall execute and deliver such further documents and do such other acts and things as the Beneficiary may reasonably request in order to effect fully the purposes of this Guaranty.

          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.


                         PS GROUP HOLDINGS, INC.



                         By:_______________________________________
                              Name:
                              Title:



                               [PARENT GUARANTY]

                                                                       EXHIBIT D



          GUARANTY dated as of __________, 2000 by Heritage Air Holdings Statutory Trust, a Connecticut statutory trust (the "Guarantor"), in favor of GATX Capital Corporation, a Delaware corporation (the "Beneficiary").

          The Lender has entered into a Loan Agreement dated as of December 18, 1999 with PS Group, Inc., a Delaware corporation (the "Borrower").

          Upon consummation of the Merger, the Guarantor will own 100% of the capital stock of PS Group Holdings, Inc., a Delaware corporation, which owns 100% of the capital stock of the Borrower.

          The Beneficiary has required, as a condition precedent to entering into the Loan Agreement, that the Guarantor execute and deliver this Guaranty. The Beneficiary would not enter into such agreements but for the execution and delivery of this Guaranty by the Guarantor.

          In furtherance of the business affairs of the Guarantor, the Guarantor desires to irrevocably and unconditionally guaranty all of the obligations of the Borrower under the Loan Documents (as hereafter defined).

          The Guarantor agrees as follows:

          1.   Definitions.  Capitalized terms not otherwise defined in this
               -----------
Guaranty have the meanings ascribed to them in the Loan Agreement.

          2.   The Guaranty.  The Guarantor hereby irrevocably guaranties (i)
               ------------
the due and punctual payment in full (in immediately available funds) when due (whether at stated maturity, upon acceleration, demand or otherwise, including amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, or any successor provision), of any and all sums, whether of principal, interest (including any interest payable subsequent to a default), fees, expenses, indemnities and other amounts (including all fees and disbursements of counsel to the Beneficiary), payable by the Borrower pursuant to or arising under, out of or in connection with the Loan Documents, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, and (ii) the prompt and complete performance by the Borrower of all other terms and provisions of the Loan Documents (the obligations to pay all such sums and perform all such terms and provisions are hereafter collectively referred to as the "Guarantied Obligations"). The Guarantor acknowledges that there are no conditions whatsoever to the effectiveness of this Guaranty.

          3.   Liability of the Guarantor.  The Guarantor agrees that its
               --------------------------
obligations hereunder are irrevocable, continuing, absolute, independent and unconditional and shall not be affected by any circumstance whatsoever (other than the payment in full and the complete performance of the Guarantied Obligations) which may constitute a defense or a legal or equitable discharge (whether in whole or in part) of a guarantor or surety, whether foreseen or unforeseen and whether similar or dissimilar to any circumstance described in this Guaranty. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

          3.1  Guaranty of Payment.  This Guaranty is a guaranty of payment and
               -------------------
performance, and not of collection only. The Guarantor waives any requirement that the Beneficiary, as a condition of payment by the Guarantor, (i) proceed against the Borrower, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security received from The Borrower, any other guarantor of the Guarantied Obligations or any other Person,
(iii) proceed against or have resort to any balance of any deposit account or credit on the books of the Beneficiary in favor of the Borrower, any other guarantor of the Guarantied Obligations or any other Person, or (iv) pursue any other remedy whatsoever in the power of the Beneficiary.

          3.2  Continuing Guaranty.  This Guaranty shall remain in full force
               -------------------
and effect until all of the Guarantied Obligations have been completely performed and paid in full, notwithstanding that from time to time prior thereto the Borrower may be free from any of the Guarantied Obligations. The Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Guarantied Obligations that has not been completely performed or paid in full.

          3.3  Absolute and Unconditional Guaranty.  This Guaranty and the
               -----------------------------------
obligations of the Guarantor hereunder are not subject to any reduction, limitation, impairment, discharge or termination for any reason (other than the complete performance and the payment in full of the Guarantied Obligations), including the occurrence of any one or more of the following, whether or not the Guarantor shall have had notice or knowledge of any of them:

               (i) any change in the manner, place or terms of payment (including the currency thereof) of any of the Guarantied Obligations;

               (ii) any settlement, compromise, release or discharge of, or acceptance or refusal of any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto or any subordination of the payment of the Guarantied Obligations to the payment of any other obligations;

               (iii) any rescission, waiver, extension, renewal, alteration, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to Events of Default) of the Guarantied Obligations or any agreement relating thereto, or any other guaranties or security for the Guarantied Obligations, in each case whether or not in accordance with the terms thereof;

               (iv) the Guarantied Obligations, this Guaranty or any other agreement relating thereto at any time being found to be illegal, invalid or unenforceable in any respect or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of any of the Guarantied Obligations;

               (v) any request or acceptance of other guaranties of the Guarantied Obligations or the taking and holding of any security for the payment of the Guarantied Obligations, this Guaranty, or any other guaranty of the Guarantied Obligations or any release, impairment, surrender, exchange, substitution, compromise, settlement, rescission or subordination thereof;

               (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; or any enforcement and application of any security now or hereafter held by the Beneficiary in respect of this Guaranty or the Guarantied Obligations and any direction of the order or manner of sale thereof, or the exercise of any other right or remedy that the Beneficiary may have with respect to any such security, as the Beneficiary in its sole discretion may determine, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales;

               (vii) any failure or omission to exercise, assert or enforce, or any agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranties of or any security for the payment of the Guarantied Obligations;

               (viii) any change in, or reorganization of, the corporate structure of the Borrower or any of its Subsidiaries or any dissolution, termination, consolidation or merger or sale or other disposition, whether or not for fair consideration, of all or substantially all of the assets of any of the foregoing or any consent of the Beneficiary thereto or to any restructuring of the Guarantied Obligations;

               (ix) the election by the Beneficiary in any proceeding instituted under the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code; any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code; or the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Beneficiary for repayment of the Guarantied Obligations;

               (x) any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Borrower; or

               (xi) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Guarantied Obligations.

          4.   Waivers of Notices and Defenses.  The Guarantor hereby waives,
               -------------------------------
for the benefit of the Beneficiary:

                    (i) any defense arising by reason of the incapacity, lack of authority or any disability of the Borrower;

                    (ii) any notice of the creation, renewal, extension or accrual of any of the Guarantied Obligations and notice of or proof of reliance by the Beneficiary upon this Guaranty or acceptance of this Guaranty (the Guarantied Obligations and all dealings between the Borrower and the Guarantor, on the one hand, and the Beneficiary, on the other hand, being conclusively deemed to have been created, incurred or conducted in reliance upon this Guaranty);

                    (iii) any setoff or counterclaim, any demand for performance, notice of nonperformance, diligence, presentment, protest, notice of protest, notice of dishonor, notice of Defaults or Events of Default, notice of any amendment, renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notice that any portion of the Guarantied Obligations is due, notice of any collection proceedings, and notice of any other fact which might increase the risk of the Guarantor;

                    (iv) any defense based upon any statute or rule of law that provides that the obligation of a surety cannot be larger in amount or in other respects more burdensome than that of the principal;

                    (v) any benefit of, or any right to participate in, or any notices of exchange, sale, surrender or other handling of, any security or collateral given to the Beneficiary (whether directly or indirectly) to secure payment or performance of the Guarantied Obligations or any other liability of the Borrower to the Beneficiary; and

                    (vi) to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by law which limit the liability of, or exonerate, guarantors or sureties, or which may conflict with the terms of this Guaranty, including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, and usury.

          5.   Bankruptcy and Related Matters.
               ------------------------------

               5.1  No Proceedings Against the Borrower.  So long as any of the
                    ------------------------------------
Guarantied Obligations remain outstanding, the Guarantor shall not, without the prior written consent of the Beneficiary, commence or join with any other Person in commencing any bankruptcy, liquidation, reorganization or insolvency proceedings of, or against, the Borrower.

               5.2  Guarantor Remains Obligated.  The obligations of the
                    ---------------------------
Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding or action, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, marshalling of assets, assignment for the benefit of creditors, composition with creditors, readjustment, liquidation or arrangement of the Borrower or similar proceedings or actions or by any defense which the Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding or action. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts and obligations that constitute the Guarantied Obligations and would be owed by the Borrower but for the fact that they are unenforceable or not allowable due to the existence of any such proceeding or action.

               5.3  Stay of Acceleration.  The Guarantor agrees that,
                    --------------------
notwithstanding anything to the contrary herein, if, after the occurrence and during the continuance of an Event of Default, the Beneficiary is prevented by applicable law from exercising its rights to accelerate the maturity of the Guarantied Obligations, to collect interest on the Guarantied Obligations or to enforce or exercise any other right or remedy with respect to the Guarantied Obligations, or the Beneficiary is prevented from taking any action to realize on any security or collateral or is prevented from collecting any of the Guarantied Obligations, the Guarantor shall pay to the Beneficiary upon demand therefor the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Beneficiary.

               5.4  Post-Petition Interest.  Pursuant to, and without limiting,
                    ----------------------
the foregoing, the Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding or action referred to in Section 5.2 (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of such proceeding or action, such interest as would have accrued on such portion of the Guarantied Obligations if such proceedings or actions had not been commenced) shall be included in the Guarantied Obligations, it being the intention of the Guarantor and the Beneficiary that the Guarantied Obligations shall be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Guarantied Obligations. The Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Beneficiary, or allow the claim of the Beneficiary, in respect of, any such interest accruing after the date on which such proceeding is commenced.

               5.5  Reinstatement of Guaranty.  Notwithstanding anything to the
                    -------------------------
contrary contained herein, in the event that all or any portion of the Guarantied Obligations are paid by the Borrower, the obligations of the Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, if all or any part of such payment are rescinded or recovered, directly or indirectly, from the Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

          6.   No Subrogation.  Notwithstanding any payment or payments made by
               --------------
the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Beneficiary, the Guarantor hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Beneficiary against the Borrower or any other insider guarantor or any collateral security, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held by the Guarantor in trust for the Beneficiary, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Beneficiary in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Beneficiary, if so requested by the Beneficiary), to be applied against the Guarantied Obligations, whether matured or unmatured, in such order as the Beneficiary may determine.

          7.   Subordination of Other Obligations.  The Guarantor hereby agrees
               ----------------------------------
that any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of the Borrower to the Guarantor collected or received by the Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Beneficiary and shall forthwith be paid over to the Beneficiary to be credited and applied against the Guarantied Obligations without in any way affecting, impairing or limiting the liability of the Guarantor under this Guaranty.

          8.   Setoff; Security Arrangements.
               -----------------------------

               8.1  Setoff.  In addition to any rights and remedies of the
                    ------
Beneficiary provided by law or otherwise, upon the occurrence of an Event of Default and acceleration of the obligations owing in connection with the Loan Documents or any other Default in the payment of any principal or interest owed thereunder, the Beneficiary shall have the right, without prior notice to the Guarantor, any such notice being expressly waived to the extent permitted by applicable law, to set off and apply against any indebtedness or other amounts due under the Loan Documents, whether matured or unmatured, of the Guarantor to the Beneficiary, any and all deposits (whether general or special, time or demand, provisional or final, and regardless of whether denominated in dollars or in any other currency) and other amounts owing from the Beneficiary to the Guarantor, whether matured or unmatured, at, or at any time after, the happening of any of the above-mentioned events, and such right of set-off may be exercised by the Beneficiary against the Guarantor or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment of attachment creditor of the Guarantor, or against anyone else claiming through or against the Guarantor or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Beneficiary prior to the making, filing or issuance, or service upon the Beneficiary of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. The Beneficiary agrees promptly to notify the Guarantor after any such set-off and application made by the Beneficiary, provided that the failure to give such notice shall not
                         --------
affect the validity of such set-off and application.

               8.2  Security Arrangements.  The Guarantor has granted to the
                    ---------------------
Beneficiary a security interest in the collateral subject to the Collateral Documents to which it is a party as collateral security for the Guarantied Obligations and such other obligations as are therein specified. Reference is hereby made to the Collateral Documents for more complete descriptions of the terms and provisions thereof.

          9.   Representations and Warranties.  The Guarantor hereby represents
               ------------------------------
and warrants to the Beneficiary that:

               9.1  No Contravention.  The execution, delivery and performance
                    ----------------
by the Guarantor of this Guaranty require no action by or in respect of, filing with or notice to, any Governmental Authority and do not contravene, or constitute a default under, or require the consent of any creditor or other person under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor or to which any of his assets are subject, or result in the creation or imposition of any Lien on any asset of the Guarantor.

               9.2  Binding Obligation.  This Guaranty has been duly and validly
                    ------------------
executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by equitable principles relating to the availability of equitable remedies.

               9.3  Relationship to Parent and the Borrower.  Upon consummation
                    ---------------------------------------
of the Merger, the Guarantor will own 100% of the capital stock of PS Group Holdings, Inc., a Delaware corporation, which owns 100% of the capital stock of the Borrower; the agreement of the Beneficiary to make the Loan to the Borrower is of substantial and material benefit to the Guarantor; and the Guarantor has reviewed and approved copies of the Loan Documents and is fully informed of the remedies the Beneficiary may pursue upon the occurrence of an Event of Default in any Loan Document.

               9.4  Citizenship.  The Guarantor is a "citizen of the United
                    -----------
States" within the meaning of Section 101(16) of the Federal Aviation Act of 1958, as amended.

               9.5  Incorporation of Certain Representations and Warranties from
                    ------------------------------------------------------------
the Merger Agreement.
--------------------

                    (i) The Guarantor hereby makes to the Beneficiary each of the representations and warranties of the Guarantor set forth in Article III of the Merger Agreement, in each case, as qualified by the Company Disclosure Schedules (the "Designated Representations"), and such Designated Representations, as qualified, are hereby incorporated by reference herein as if set forth herein verbatim. The Designated Representations shall have the same force and effect as all other representations and warranties of the Guarantor made herein. For purposes of the foregoing representation, all defined terms in the Designated Representations shall have the meaning as set forth in the Merger Agreement.

                    (ii) The Guarantor agrees that the Designated
Representations shall be construed in a consistent manner with all other representations and warranties contained in this Guaranty, but to the extent that such other representations herein may provide the Beneficiary greater protection, such other representations shall govern.

          10.  Covenants.
               ---------

               10.1  Financial Condition of the Borrower.  The Guarantor agrees
                     -----------------------------------
that the Beneficiaries shall have no obligation to disclose or discuss with the Guarantor their assessment, or the Guarantor's assessment, of the financial condition of the Borrower. The Guarantor represents and warrants that it has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and the Borrower's ability to perform its obligations under the Loan Documents, and the Guarantor covenants and agrees to keep informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. The Guarantor hereby waives and relinquishes any duty on the part of the Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower, whether now known or hereafter known by the Beneficiary.

               10.2  Notice of Events.  As soon as the Guarantor obtains
                     ----------------
knowledge thereof, the Guarantor shall give the Beneficiary written notice of any condition or event which has resulted or might reasonably be expected to result in (i) a Material Adverse Effect on the Guarantor or (ii) a breach of, or noncompliance by the Parent with, any term, condition or covenant contained herein or in any other Loan Document.

          11.  Events of Default.
               -----------------

               11.1  Events of Default.  Each of the following events shall
                     -----------------
constitute an "Event of Default" hereunder:

                    (a) the Guarantor shall fail to perform or observe any covenant or agreement contained in this Guaranty or in the Merger Documents, on its part to be performed or observed and any such failure shall remain unremedied for [ten] Business Days after the Beneficiary shall have given the Guarantor notice thereof; or an "Event of Default" shall occur and be continuing under, and as respectively defined in, the Loan Agreement or any other Loan Document;

                    (b) any representation or warranty made or confirmed by the Guarantor at the Closing Date, on the date of the Merger, or otherwise under, or in any notice given pursuant to any express requirement of, this Guaranty or any other Loan Document shall prove to have been incorrect in any material respect when made or confirmed;

                    (c) the Guarantor shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any one or more items of Debt in a principal amount in excess of $1,000,000 in the aggregate, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Debt if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Debt or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Debt to become due prior to its stated maturity;

                    (d) the Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and any such proceeding instituted against the Guarantor shall remain undismissed and unstayed for a period of 60 consecutive days; or

                    (e) any judgment or order (other than one with respect to a (x) non-recourse Debt or (y) Lien permitted by Section 6.1(a) of the Loan Agreement) for the payment of money in excess of $100,000 shall be rendered against the Guarantor and there shall be any period of 30 consecutive days during which neither (i) such judgment or order shall have been discharged or bonded nor (ii) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall be in effect.

               11.2  Acceleration of Maturity.  If an Event of Default shall
                     ------------------------
occur and be continuing, the Beneficiary may declare the unpaid principal amount of and all accrued interest on the Loan and the Note and all other amounts payable to it under the Loan Agreement or the Note to be forthwith due and payable, whereupon the unpaid principal amount of and all accrued interest on the Loan and the Note and all such other amounts shall become and be forthwith due and payable; provided that in the case of any of the Events of Default
                 --------
specified in Section 11.1(d) hereof, without any notice to the Guarantor or any other act by the Beneficiary, the unpaid principal amount of and all accrued interest on the Loan and the Note and all other amounts payable under the Loan Agreement or the Note shall become immediately due and payable.

               11.3  Suits for Enforcement.  In case any one or more Events of
                     ---------------------
Default shall occur and be continuing, the Beneficiary may proceed to protect and enforce its rights either by suit in equity or by action at law, or by enforcing its rights under the Security Agreement or this Guaranty, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Guaranty or any other Loan Document or for an injunction against a violation of any of the terms hereof or thereof, or to recover damages for the breach thereof, or in aid of the exercise of any power granted herein or therein, or proceed to enforce the payment of the Note or to enforce any other legal or equitable right of the Beneficiary.

               11.4  Remedies Cumulative.  No right, power or remedy herein or
                     -------------------
in the Note or any other Loan Document conferred upon the Beneficiary is intended to be exclusive of any other right, power or remedy and each and every such remedy shall be cumulative and shall be in addition to every other right, power or remedy given hereunder, or now or hereafter existing at law or in equity or by statute or otherwise.

               11.5  Remedies Not Waived.  No course of dealing among the
                     -------------------
parties hereto or any delay or omission on the part of any party hereto in exercising any rights hereunder or under the Note or any other Loan Document shall operate as a waiver of any rights of any party hereto.

          12.  Miscellaneous.
               -------------

               12.1  Survival of Warranties.  All agreements, representations
                     ----------------------
and warranties made herein shall survive the execution and delivery of this Guaranty, the making of the Loan and the execution and delivery of the other Loan Documents.

               12.2  Notices.  All notices, requests and other communications to
                     -------
any party hereunder shall be in writing and shall be given pursuant to Section
8.6 of the Loan Agreement and if to the Guarantor c/o the Borrower at such address as if set forth in Section 8.6 of the Loan Agreement.

               12.3  No Waivers.  No failure or delay by the Beneficiary in
                     ----------
exercising any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               12.4  Expenses.  The Guarantor agrees to pay, or cause to be
                     --------
paid, on demand, and to keep the Beneficiaries harmless against liability for, any and all costs and expenses (including reasonable fees and disbursements of counsel and fees, costs and expenses incurred in connection with any bankruptcy proceeding) incurred or expended by any Beneficiary in connection with the enforcement, amendment, modification or waiver of or preservation of any rights under this Guaranty and under any other Loan Document and the collection of amounts payable hereunder and thereunder and obtaining advice of counsel in respect hereof or thereof, and until so paid, such fees, costs, disbursements and expenses shall be added to, and constitute, Guarantied Obligations.

               12.5  Amendments and Waivers.  This writing is intended by the
                     ----------------------
Guarantor and the Beneficiaries as the final expression of this Guaranty and is also intended as a complete statement of the terms of their agreement with respect to the matters covered hereby. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by the Guarantor therefrom, shall in any event be effective without the written consent of each Beneficiary.

               12.6  Successors and Assigns.  This Guaranty is a continuing
                     ----------------------
guaranty and shall be binding upon the Guarantor and its successors and assigns; provided that the Guarantor may not assign this Guaranty or any of the rights or
--------
obligations of the Guarantor hereunder without the prior written consent of the Beneficiary. This Guaranty shall inure to the benefit of each Beneficiary and its successors and assigns.

               12.   Applicable Law.  This Guaranty shall be construed in
                     --------------
accordance with and governed by the law of the State of New York applicable to agreements made and to be performed entirely within such state.

               12.8  Jurisdiction.
                     ------------

                    (a) Any action or proceeding against the guarantor relating in any way to this guaranty or any other loan document may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and the Guarantor irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding. The Guarantor irrevocably appoints Integrated Capital Associates of New York, Inc., which currently maintains an office in New York State situated at 101 East 52nd Street, New York, New York 10022, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to the guarantor at its address as provided for notices hereunder. The foregoing shall not limit the right of the beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

                    (b) The Guarantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Guaranty or any other Loan Document in any court located in the Borough of Manhattan, City and State of New York, or located in any other jurisdiction chosen by the beneficiary in accordance with clause (a) of this subsection, and hereby further irrevocably waives any claim that a court located in the Borough of Manhattan, City and State of New York is not a convenient forum for any such action or proceeding.

               12.9  Severability.  If any provision in or obligation under this
                     ------------
Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               12.10 Interpretation.  Section headings in this Guaranty are
                     --------------
included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

               12.11 Further Assurances.  At any time or from time to time, upon
                     ------------------
the request of a Beneficiary, the Guarantor shall execute and deliver such further documents and do such other acts and things as such Beneficiary may reasonably request in order to effect fully the purposes of this Guaranty.

               12.12  First Union.  It is expressly understood and agreed that
                      -----------
this Guaranty is executed and delivered by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the Trust Agreement (Heritage Air Holdings Statutory Trust) dated as of September 20, 1999 (the "Trust Agreement"), in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of the Trust is made and intended not as a representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the Trust Agreement (the "Trust Estate"), and all persons having any claim against First Union or the Trust by reason of the transactions contemplated by this Guaranty shall look only to the Trust Estate for payment or satisfaction thereof.

          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.


                                  HERITAGE AIR HOLDINGS STATUTORY
                                  TRUST

                                  By:  First Union National Bank, not in its
                                       individual capacity but solely as its
                                       Trustee


                                  By:_______________________________________
                                     Name:
                                     Title:



                               [TRUST GUARANTY]

                                                                       EXHIBIT E


          STOCK PLEDGE AND SECURITY AGREEMENT dated as of ________, 2000 from
PS GROUP HOLDINGS, INC., a Delaware corporation (the "Pledgor"), to GATX CAPITAL CORPORATION, a Delaware corporation (the "Lender" or "Pledgee").

          PS Group, Inc., a Delaware corporation (the "Borrower") and the Lender have entered into a Loan Agreement (the "Loan Agreement"), dated as of December 18, 1999. The Pledgor is pledging the Pledged Stock (as defined below) and granting a security in the Collateral (as defined below) to the Pledgee.

          Defined terms used and not defined herein have the meanings set forth in the Loan Agreement or, unless the context otherwise requires, those set forth in the Uniform Commercial Code of New York.

          The parties agree as follows:

          1.   Grant of Security Interest.  The Pledgor, in consideration of the
               --------------------------
premises and of the sum of Ten Dollars received by the Pledgor from the Secured Party and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of all sums now or hereafter owing to the Lender by Pledgor under and pursuant to the Lender Documents (as defined in Section 2 below), and the performance and observance of all of the Debtor's covenants and conditions contained in the Lender Documents (the "Indebtedness"), does, subject to the last paragraph of this GRANTING CLAUSE, hereby convey, mortgage, assign, pledge and grant to the Secured Party, its successors and assigns, a first priority security interest in, all and singular, of the Debtor's right, title and interest in and to all of its equipment, inventory, accounts, accounts receivable, contract rights, chattel paper, instruments, investment property, drafts and other assets of any kind, and general intangibles, including, without limitation, the following described properties, rights, interests and privileges (all of which properties hereby conveyed, mortgaged, assigned, pledged and granted or intended to be so conveyed, mortgaged, assigned, pledged and granted are hereinafter collectively referred to as the "Collateral"; provided, that the Collateral shall not include
                                 --------
any of the Pledgor's right, title and interest in and to the SERP Policy (as defined in the Merger Agreement):

               (a) Proceeds.  All proceeds of any and all of the foregoing
                   --------
(including proceeds which constitute property of the types described in clause 1 above) and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

                   (i) The foregoing security interest granted pursuant to this GRANTING CLAUSE shall not be effective for any item of Collateral to the extent that such grant would (A) violate any clause in any Contract, or Requirement of Law prohibiting such grant of a security interest or (B) be based on any Contract or Requirement of Law or otherwise, require the consent of any Person the failure to obtain which would result in a default under each Contract or Lease.

                   (ii) Anything herein contained to the contrary notwithstanding, the Pledgor shall remain liable under the Contracts to which it is a party to perform all of its obligations thereunder, all in accordance with and pursuant to the respective terms and provisions thereof, and the Secured Party shall have no obligation or liability under any such Contract by reason of or arising out of the foregoing grant, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Pledgor pursuant to such instruments, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party or the Pledgor or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to the Secured Party or the Pledgor or to which they or it may be entitled at any time.

          2.   Pledge.  In consideration of the Lender's making the Loan to the
               ------
Borrower pursuant to the Loan Agreement, the Pledgor hereby assigns, transfers and pledges to the Pledgee, and grants to the Pledgee a first priority security interest in, all of the Pledgor's right, title and interest in, to and under that number of issued and outstanding shares of the capital stock of each entity set forth on Schedule I hereto, and the certificates representing such capital stock or securities together with all dividends, distributions and any other certificates from time to time issued, and all rights to receive the same, in respect thereof or in exchange therefor (collectively, together with the proceeds thereof, the "Pledged Stock"), to secure the prompt and complete payment and performance of all of the obligations (collectively, the "Obligations") of the Pledgor or the Borrower under the Loan Documents to which the Lender is a party or a beneficiary, including the Note (together, the "Lender Documents"), on and subject to the terms and conditions herein and therein contained.

          3.   Term.  The pledge hereunder of the Pledged Stock shall terminate
               ----
and be of no further force or effect upon the payment and satisfaction in full of all of the Obligations, and the Pledgee shall forthwith assign, transfer and deliver, against receipt, any remaining Pledged Stock and money, assets or other property received in respect thereof, to the Pledgor or to another on the order of the Pledgor, as the case may be.

          4.   Delivery.
               --------

               (a) In furtherance of the pledge and assignment referred to in
Section 2 of this Agreement, the Pledgor hereby (a) delivers to the Pledgee certificates representing the Pledged Stock, together with duly executed blank stock powers relating thereto and (b) agrees to deliver or cause the Borrower or their successors to deliver to the Pledgee, promptly after the issuance thereof, any and all replacement certificates in respect of the certificates delivered pursuant to clause (a) above from time to time issued by the Borrower, or any successor, which certificates shall be part of the Pledged Stock, and certificates representing any additional shares of capital stock of any class of the Borrower, or any successor, and any other security issued or received by the Borrower, in respect thereof, together with duly executed blank stock powers with such signatures properly guaranteed.

               (b) The Pledgee hereby acknowledges receipt of the certificates and the stock powers referred to in Section 4(a), and agrees to hold, release, and dispose of the same in accordance with this Agreement.

          5.   Transfer, Voting Power, Dividends.
               ---------------------------------

               (a) The Pledgee may have the Pledged Stock registered in its name or in the name of its nominee if an Event of Default shall occur and be continuing (or if the Pledgee is required to do so by any regulatory authority or otherwise). Such Pledged Stock as so registered shall remain subject to this Agreement.

               (b) (i)    Unless and until an Event of Default shall occur and
be continuing (the period during which any Event of Default shall so continue being herein called a "Default Period"), the Pledgor shall be entitled to exercise all powers of voting and consent pertaining to the Pledged Stock owned by it or any part thereof, for all purposes not inconsistent with the terms of this Agreement and any other Lender Document.

                   (ii) To permit the Pledgor to exercise such powers of voting or consent, the Pledgee shall, if necessary, upon the written request of the Pledgor, from time to time execute and deliver to the Pledgor appropriate proxies.

                   (iii) During any Default Period, the Pledgee or its nominee or nominees shall have the sole and exclusive right to exercise all powers of voting or consent pertaining to the Pledged Stock or any part thereof.

               (c) (i)    All payments, distributions or dividends, in
securities, property or cash, including dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Stock or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Stock or any part thereof or received in exchange for the Pledged Stock or any part thereof as a result of a merger, consolidation or otherwise, shall be paid or delivered directly to the Pledgee immediately upon receipt thereof (accompanied by appropriate undated stock powers duly executed in blank or, at the request of the Pledgee, registered in the nominee's name), and shall be retained by the Pledgee as part of the Pledged Stock.

                   (ii) In case any money shall be paid to the Pledgor on account of any dividend or other distribution upon or in respect of the Pledged Stock or any part thereof, such money shall be immediately paid to the Collateral Account [Lender].

                   (iii) In order to permit the Pledgee to receive all payments and distributions to which it may be entitled under clause (a) above, the Pledgor shall, if necessary, upon the written request of the Pledgee, from time to time execute and deliver to the Pledgee appropriate dividend or payment orders.

                   (iv) All cash and other property paid to and retained by the Pledgee pursuant to this Section 5(c) shall be held by it until applied as herein provided as additional collateral security pledged under and subject to this Agreement.

          6.   Remedies.  If an Event of Default shall occur and be continuing,
               --------
in addition to any rights and remedies which may be available to a secured party under the Uniform Commercial Code as in effect at the time in New York (the "Uniform Commercial Code"), the following provisions shall apply:

               (a) The Pledgee may, without being required to give any notice except as hereinafter provided or as may be required by law, apply the cash, if any, then held by it as collateral security hereunder or in the Collateral Account to the payment of the Obligations and, if there shall be no such cash or the cash so applied shall be insufficient to pay in full all such Obligations, sell the Pledged Stock, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Pledgee may deem satisfactory, and the Pledgee may be the purchaser of any or all of the Pledged Stock so sold and thereafter hold the same absolutely, free from any right or claim of whatsoever kind.

               (b) The Pledgee is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Stock.

               (c) Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold. Each purchaser (including the Pledgee) at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or rights of redemption, of the Pledgor who owns such Pledged Stock, who hereby specifically waives, unless otherwise prohibited by law, as against any such purchaser all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

               (d) The Pledgee shall give the Pledgor such period of notice as is required by law by mail or telegram (or by hand delivery) of its intention to make any such public or private sale, which notice shall specify, to the extent known by Pledgee, the terms of sale intended. Such notice of public sale shall state the time and place fixed for such sale.

               (e) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix in the notice of such sale. At any such sale the Pledged Stock may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine.

               (f) The Pledgee shall not be obligated to make any sale pursuant to any such notice. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

               (g) In case of any sale of all or any part of the Pledged Stock for future delivery, the Pledged Stock so sold must be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.

               (h) The Pledgee, instead of, or in addition to, exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

          7.   Information.  If the Pledgee determines to exercise its right to
               -----------
sell all or any of the Pledged Stock, upon written request, the Pledgor shall from time to time furnish and cause the Borrower to furnish to the Pledgee all such information as the Pledgee may reasonably request with respect to the Pledged Stock, the Borrower and the Borrower's properties, assets and liabilities.

          8.   General.  The following provisions shall apply to the Pledged
               -------
Stock and this Agreement generally:

               (a) Private Sale.  The Pledgee shall incur no liability as a
                   ------------
result of the sale of the Pledged Stock, or any part thereof, at any private sale permitted by this Agreement or under applicable law; provided that the
                                                          --------
Pledgee shall act in a commercially reasonable manner. Subject to the immediately preceding sentence, the Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Pledgee arising by reason of the fact that the price at which any security may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Pledgee accepts the first offer received and does not offer such Pledged Stock to more than one offeree.

               (b) Application of Proceeds.  The proceeds of any sale of all or
                   -----------------------
any part of the Pledged Stock, and any other cash at the time held by the Pledgee under this Agreement or in the Collateral Account, shall be applied by the Pledgee in accordance with Section 2.7 of the Loan Agreement as in effect immediately prior to the completion of such sale.

          As used in this Agreement, "proceeds" of the Pledged Stock shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Pledged Stock, including any received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of securities included in the Pledged Stock.

               (c) Attorney-in-Fact.  The Pledgee is hereby appointed the
                   ----------------
attorney-in-fact of the Pledgor, for the sole use and benefit of the Pledgee at the expense of the Pledgor, to the extent permitted by law:

                   (i) for any period not a Default Period, to sign documents and take any other actions to perfect, promote and protect its security interest in the Pledged Stock consistent with the terms of this Agreement; and

                   (ii) during a Default Period, to carry out the provisions of this Agreement and take any action and execute any instruments which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes hereof.

          The appointment of the Pledgee as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, during a Default Period, the Pledgee shall have the right and power with respect to all or any of the Pledged Stock (i) to exercise any election pursuant to
Section 338(h)(10) of the Code, (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the agent were the absolute owner thereof, and (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with references thereto; provided that the Pledgee as attorney-in-
                                     --------
fact or its agent shall give the Pledgor such period of notice as is required by law of the time and place of any sale or other intended disposition of any of the Pledged Stock.

               (d) Limitation on Duty of the Pledgee.  Beyond the exercise of
                   ---------------------------------
reasonable care in the custody thereof, the Pledgee shall have no duty as to any Pledged Stock in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Stock in its possession if the Pledged Stock is accorded treatment substantially equal to that which it accords its own property. Subject to the preceding sentence, the Pledgee shall not be liable or responsible for any loss or damage to any of the Pledged Stock, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Pledgee in good faith.

               (e) Concerning the Pledgee.  The Pledgor agrees with the Pledgee
                   ----------------------
as follows:

                   (i) The Pledgee is authorized to take all such action as is provided to be taken by it hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Pledged Stock and any waivers or amendments of the provisions hereof), the Pledgee shall, subject to applicable laws, act or refrain from acting in accordance with its discretion;

                   (ii) Neither the Pledgee nor any of its directors, officers, attorneys, agents or employees shall be liable for any action taken or omitted to be taken by it, or by them on its behalf, under this Agreement or in respect of any of the Pledged Stock or otherwise in connection with any of the foregoing, except for its or their own gross negligence or willful misconduct;

                   (iii) In connection with its duties as the Pledgee under this Agreement, the Pledgee shall be entitled to rely on any paper or document reasonably believed by it to be genuine and correct and, in respect of legal matters, upon the opinion of legal counsel selected by it, and any action taken or omitted in good faith by the Pledgee in accordance with the opinion of such counsel shall be fully justified and protected from liability;

                   (iv) The Pledgee shall not be responsible for the genuineness, validity, or effectiveness of any of the Pledged Stock nor shall it be liable because of any invalidity of the security provisions hereof, whether arising from law or by reason of any action or omission to act on its part, nor shall the Pledgee be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgor; and

                   (v) The Pledgee may employ agents and attorneys-in-fact selected in good faith and shall not be answerable, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected in good faith.

          9.   Representations, Warranties and Covenants.  The Pledgor hereby
               -----------------------------------------
represents and warrants to and covenants with the Pledgee that:

               (a) The Pledgor has full corporate power, authority and legal right and capacity to incur and perform its obligations hereunder;

               (b) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and (B) by equitable principles relating to the availability of equitable remedies (regardless of whether considered in a proceeding at law or in equity);

               (c) As qualified by any applicable Schedule of the Company Disclosure Schedules, the representations and warranties set forth in the Loan Documents relating to the Pledgor are true and accurate subject to the limitations set forth therein;

               (d) The Pledged Stock together constitutes all of the issued and outstanding shares of capital stock of the Borrower;

               (e) So long as the Obligations remain outstanding, the Pledgor at all times will be the sole direct or indirect beneficial owner of the Pledged Stock pledged by it or to be pledged by it hereunder;

               (f) This Agreement grants to Pledgee a first priority lien upon and first priority perfected security interest in the Pledged Stock subject to no other Lien (whether prior, equal or junior) or security interest. Without limiting the generality of the foregoing, the Pledgor may not sell, assign, transfer, pledge, hypothecate, gift, devise, incur, create or permit the creation of a Lien over, or otherwise dispose of (a "transfer") any or all of the Pledgor's interest in the Pledged Stock without the prior written consent of the Pledgee. If any such consent is given, a transfer will be subject to satisfaction of the following conditions: (i) receipt of an opinion in form and substance reasonably satisfactory to the Pledgee from counsel acceptable to the Pledgee covering such matters as the Pledgee may reasonably request, including opinions to the effect that the transferee shall be owner of the Pledged Stock for tax purposes, that any and all of the Obligations shall be enforceable against such transferee and that nothing in such transfer shall impair, hinder or otherwise limit the enforceability of the Lender Documents against the Borrower or the Pledgor or of the Pledgee's rights thereunder, and (ii) execution of such documents and taking of such actions by the Pledgor, the Borrower and such transferee to, among other things, confirm, acknowledge or assume, as the case may be, their respective obligations under the Lender Documents; and

               (g) As qualified by Schedules 2.05(a) and 2.05(d) of the Company Disclosure Schedules, the Pledgor's Obligations hereunder shall not be affected in any way by any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Pledgor or the Borrower.

          10.  Indemnification.  The Pledgor agrees to indemnify and hold
               ---------------
harmless the Pledgee and its officers, directors, employees and agents from and against any and all liabilities, losses, damages, costs and expenses of any kind (including fees, disbursements and other charges of counsel (including allocated costs of in-house counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such indemnified person is a party thereto) that may be suffered or incurred by any such indemnified person, relating to or arising out of this Agreement, the exercise by the Pledgee of any right or remedy hereunder, or any actual or proposed use of proceeds of the Loan, and the Pledgor agrees to reimburse each indemnified person from time to time upon demand for any such liabilities, losses, damages, costs and expenses; provided that no indemnified person shall have the right to be indemnified
--------
hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. The foregoing indemnity shall survive the termination of this Agreement, and not be affected by any investigation or actual or constructive knowledge of any indemnified person.

          11.  Further Assurances.  The Pledgor agrees that, from time to time
               ------------------
upon the written request of the Pledgee, it will execute and deliver such further documents and do such other acts and things as the Pledgee may reasonably request in order fully to effect the purposes of this Agreement.

          12.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Pledgor, and any such attempted assignment shall be void.

          13.  Miscellaneous
               -------------

               (a) Amendments.  No amendment or waiver of any provision of this
                   ----------
Agreement, nor consent to any departure by any party, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               (b) No Waiver.  No failure on the part of any party to exercise,
                   ---------
and no delay in exercising, any right hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

               (c) Notices. All notices, requests, demands, consents and other
                   -------
communications to or upon the parties to this Agreement shall be in writing and shall be delivered by hand or sent by facsimile transmission or other written telecommunication or deposited in the mail by first-class registered or certified mail, return-receipt requested, postage prepaid, addressed as follows:

          Pledgor:  4370 La Jolla Village Drive
                    Suite 1050
                    San Diego, CA  92122
                    Attention:  Chief Financial Officer
                    Telecopier: 619-642-1955


          Pledgee:  Four Embarcadero Center
                    Suite 2200
                    San Francisco, California  94111
                    Attention:   Fred Vaske
                    Telecopier:  415-955-3200

or to such other address as may be hereafter designated in writing by the respective parties hereto by notice similarly given. All notices shall be effective upon receipt thereof.

               (d) Counterparts.  This Agreement may be executed by the parties
                   ------------
hereto in two or more counterparts, and by separate parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

               (e) Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (f) Captions.  The table of contents and the captions in this
                   --------
Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

               (g) Governing Law.  This Agreement and the rights and obligations
                   -------------
of the parties hereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed within such State.

               (h) Jurisdiction.
                   ------------

                   (i) Each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York State court in New York County or any United States federal court in the Southern District of New York over any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Pledgor irrevocably appoints Integrated Capital Associates of New York, Inc., which currently maintains an office in New York state situated at 101 East 52nd Street, New York, New York, 10022, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. The Pledgor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to it at its address as provided for notices hereunder.

                   (ii) Nothing in this section 13(h) shall affect the right of the parties hereto to serve legal process in any other manner permitted by law or affect the right of the parties hereto to bring any action or proceeding in the courts of any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                         PS GROUP HOLDINGS, INC.


                         By:___________________________
                             Name:
                             Title:



                     [STOCK PLEDGE AND SECURITY AGREEMENT]

                                   Schedule I


Pledgor                      Issuer             Number of       Ownership
-------                      ------           Shares Pledged   Percentage
                                              --------------   -----------
PS Group Holdings, Inc.      PS Group, Inc.        ____            100%
-------------------------------------------------------------------------

                                                                       EXHIBIT E



          STOCK PLEDGE AND SECURITY AGREEMENT dated as of ________, 2000 from HERITAGE AIR HOLDINGS STATUTORY TRUST, a Connecticut statutory trust (the "Pledgor"), to GATX CAPITAL CORPORATION, a Delaware corporation (the "Lender" or "Pledgee").

          PS Group, Inc., a Delaware corporation (the "Borrower"), and the Lender have entered into a Loan Agreement (the "Loan Agreement"), dated as of December 18, 1999. The Pledgor is pledging the Pledged Stock (as defined below) and granting a security interest in the Collateral (as defined below) to the Pledgee.

          Defined terms used and not defined herein have the meanings set forth in the Loan Agreement or, unless the context otherwise requires, those set forth in the Uniform Commercial Code of New York.

          The parties agree as follows:

          1.   Grant of Security Interest.  The Pledgor, in consideration of the
               --------------------------
premises and of the sum of Ten Dollars received by the Pledgor from the Secured Party and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of all sums now or hereafter owing to the Lender by Pledgor under and pursuant to the Lender Documents (as defined in Section 2 below), and the performance and observance of all of the Debtor's covenants and conditions contained in the Lender Documents (the "Indebtedness"), does, subject to the last paragraph of this GRANTING CLAUSE, hereby convey, mortgage, assign, pledge and grant to the Secured Party, its successors and assigns, a first priority security interest in, all and singular, of the Debtor's right, title and interest in and to all of its equipment, inventory, accounts, accounts receivable, contract rights, chattel paper, instruments, investment property, drafts and other assets of any kind, and general intangibles, including, without limitation, all proceeds of any and all of the foregoing and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items (all of which properties hereby conveyed, mortgaged, assigned, pledged and granted or intended to be so conveyed, mortgaged, assigned, pledged and granted are hereinafter collectively referred to as the "Collateral"). The foregoing security interest granted pursuant to this GRANTING CLAUSE shall not be effective for any item of Collateral to the extent that such grant would (A) violate any clause in any Contract, or Requirement of Law prohibiting such grant of a security interest or
(B) be based on any Contract or Requirement of Law or otherwise, require the consent of any Person the failure to obtain which would result in a default under each Contract or Lease.

          2.   Pledge.  In consideration of the Lender's making the Loan to the
               ------
Borrower pursuant to the Loan Agreement, the Pledgor hereby assigns, transfers and pledges to the Pledgee, and grants to the Pledgee a first priority security interest in, all of the Pledgor's right, title and interest in, to and under that number of issued and outstanding shares of the capital stock of each entity set forth on Schedule I hereto, and the certificates representing such capital stock or securities together with all dividends, distributions and any other certificates from time to time issued, and all rights to receive the same, in respect thereof or in exchange therefor (collectively, together with the proceeds thereof, the "Pledged Stock"), to secure the prompt and complete payment and performance of all of the obligations (collectively, the "Obligations") of the Pledgor, the Parent or the Borrower under the Loan Documents to which the Lender is a party or a beneficiary, including the Note (together, the "Lender Documents"), on and subject to the terms and conditions herein and therein contained.

          3.   Term.  The pledge hereunder of the Pledged Stock shall terminate
               ----
and be of no further force or effect upon the payment and satisfaction in full of all of the Obligations, and the Pledgee shall forthwith assign, transfer and deliver, against receipt, any remaining Pledged Stock and money, assets or other property received in respect thereof, to the Pledgor or to another on the order of the Pledgor, as the case may be.

          4.   Delivery.
               --------

               (a) In furtherance of the pledge and assignment referred to in
Section 2 of this Agreement, the Pledgor hereby (a) delivers to the Pledgee certificates representing the Pledged Stock, together with duly executed blank stock powers relating thereto and (b) agrees to deliver or cause the Parent or their successors to deliver to the Pledgee, promptly after the issuance thereof, any and all replacement certificates in respect of the certificates delivered pursuant to clause (a) above from time to time issued by the Parent, or any successor, which certificates shall be part of the Pledged Stock, and certificates representing any additional shares of capital stock of any class of the Parent, or any successor, and any other security issued or received by the Parent, in respect thereof, together with duly executed blank stock powers with such signatures properly guaranteed.

               (b) The Pledgee hereby acknowledges receipt of the certificates and the stock powers referred to in Section 4(a), and agrees to hold, release, and dispose of the same in accordance with this Agreement.

          5.   Transfer, Voting Power, Dividends.
               ---------------------------------

               (a) The Pledgee may have the Pledged Stock registered in its name or in the name of its nominee if an Event of Default shall occur and be continuing (or if the Pledgee is required to do so by any regulatory authority or otherwise). Such Pledged Stock as so registered shall remain subject to this Agreement.

               (b) (i) Unless and until an Event of Default shall occur and be continuing (the period during which any Event of Default shall so continue being herein called a "Default Period"), the Pledgor shall be entitled to exercise all powers of voting and consent pertaining to the Pledged Stock owned by it or any part thereof, for all purposes not inconsistent with the terms of this Agreement and any other Lender Document.

                   (ii) To permit the Pledgor to exercise such powers of voting or consent, the Pledgee shall, if necessary, upon the written request of the Pledgor, from time to time execute and deliver to the Pledgor appropriate proxies.

                   (iii) During any Default Period, the Pledgee or its nominee or nominees shall have the sole and exclusive right to exercise all powers of voting or consent pertaining to the Pledged Stock or any part thereof.

               (c) (i) All payments, distributions or dividends, in securities, property or cash, including dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Stock or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Stock or any part thereof or received in exchange for the Pledged Stock or any part thereof as a result of a merger, consolidation or otherwise, shall be paid or delivered directly to the Pledgee immediately upon receipt thereof (accompanied by appropriate undated stock powers duly executed in blank or, at the request of the Pledgee, registered in the nominee's name), and shall be retained by the Pledgee as part of the Pledged Stock.

                   (ii) In case any money shall be paid to the Pledgor on account of any dividend or other distribution upon or in respect of the Pledged Stock or any part thereof, such money shall be immediately paid to the Collateral Account.

                   (iii) In order to permit the Pledgee to receive all payments and distributions to which it may be entitled under clause (a) above, the Pledgor shall, if necessary, upon the written request of the Pledgee, from time to time execute and deliver to the Pledgee appropriate dividend or payment orders.

                   (iv) All cash and other property paid to and retained by the Pledgee pursuant to this Section 5(c) shall be held by it until applied as herein provided as additional collateral security pledged under and subject to this Agreement.

          6.   Remedies.  If an Event of Default shall occur and be continuing,
               --------
in addition to any rights and remedies which may be available to a secured party under the Uniform Commercial Code as in effect at the time in New York (the "Uniform Commercial Code"), the following provisions shall apply:

               (a) The Pledgee may, without being required to give any notice except as hereinafter provided or as may be required by law, apply the cash, if any, then held by it as collateral security hereunder or in the Collateral Account to the payment of the Obligations and, if there shall be no such cash or the cash so applied shall be insufficient to pay in full all such Obligations, sell the Pledged Stock, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Pledgee may deem satisfactory, and the Pledgee may be the purchaser of any or all of the Pledged Stock so sold and thereafter hold the same absolutely, free from any right or claim of whatsoever kind.

               (b) The Pledgee is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Stock.

               (c) Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold. Each purchaser (including the Pledgee) at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or rights of redemption, of the Pledgor who owns such Pledged Stock, who hereby specifically waives, unless otherwise prohibited by law, as against any such purchaser all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

               (d) The Pledgee shall give the Pledgor such period of notice as is required by law by mail or telegram (or by hand delivery) of its intention to make any such public or private sale, which notice shall specify, to the extent known by Pledgee, the terms of sale intended. Such notice of public sale shall state the time and place fixed for such sale.

               (e) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix in the notice of such sale. At any such sale the Pledged Stock may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine.

               (f) The Pledgee shall not be obligated to make any sale pursuant to any such notice. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

               (g) In case of any sale of all or any part of the Pledged Stock for future delivery, the Pledged Stock so sold must be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the

Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.

               (h) The Pledgee, instead of, or in addition to, exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

          7.   Information.  If the Pledgee determines to exercise its right to
               -----------
sell all or any of the Pledged Stock, upon written request, the Pledgor shall from time to time furnish and cause the Parent to furnish to the Pledgee all such information as the Pledgee may reasonably request with respect to the Pledged Stock, the Parent and the Parent's properties, assets and liabilities.

          8.   General.  The following provisions shall apply to the Pledged
               -------
Stock and this Agreement generally:

               (a) Private Sale.  The Pledgee shall incur no liability as a
                   ------------
result of the sale of the Pledged Stock, or any part thereof, at any private sale permitted by this Agreement or under applicable law; provided that the
                                                          --------
Pledgee shall act in a commercially reasonable manner. Subject to the immediately preceding sentence, the Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Pledgee arising by reason of the fact that the price at which any security may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Pledgee accepts the first offer received and does not offer such Pledged Stock to more than one offeree.

               (b) Application of Proceeds.  The proceeds of any sale of all or
                   -----------------------
any part of the Pledged Stock, and any other cash at the time held by the Pledgee under this Agreement or in the Collateral Account, shall be applied by the Pledgee in accordance with Section 2.7 of the Loan Agreement as in effect immediately prior to the completion of such sale.

          As used in this Agreement, "proceeds" of the Pledged Stock shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Pledged Stock, including any received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of securities included in the Pledged Stock.

               (c) Attorney-in-Fact.  The Pledgee is hereby appointed the
                   ----------------
attorney-in-fact of the Pledgor, for the sole use and benefit of the Pledgee at the expense of the Pledgor, to the extent permitted by law:

                   (i) for any period not a Default Period, to sign documents and take any other actions to perfect, promote and protect its security interest in the Pledged Stock consistent with the terms of this Agreement; and

                   (ii) during a Default Period, to carry out the provisions of this Agreement and take any action and execute any instruments which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes hereof.

          The appointment of the Pledgee as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, during a Default Period, the Pledgee shall have the right and power with respect to all or any of the Pledged Stock (i) to exercise any election pursuant to
Section 338(h)(10) of the Code, (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the agent were the absolute owner thereof, and (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with references thereto; provided that the Pledgee as attorney-in-
                                     --------
fact or its agent shall give the Pledgor such period of notice as is required by law of the time and place of any sale or other intended disposition of any of the Pledged Stock.

               (d) Limitation on Duty of the Pledgee.  Beyond the exercise of
                   ---------------------------------
reasonable care in the custody thereof, the Pledgee shall have no duty as to any Pledged Stock in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Stock in its possession if the Pledged Stock is accorded treatment substantially equal to that which it accords its own property. Subject to the preceding sentence, the Pledgee shall not be liable or responsible for any loss or damage to any of the Pledged Stock, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Pledgee in good faith.

               (e) Concerning the Pledgee.  The Pledgor agrees with the Pledgee
                   ----------------------
as follows:

                   (i) The Pledgee is authorized to take all such action as is provided to be taken by it hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Pledged Stock and any waivers or amendments of the provisions hereof), the Pledgee shall, subject to applicable laws, act or refrain from acting in accordance with its discretion;

                   (ii) Neither the Pledgee nor any of its directors, officers, attorneys, agents or employees shall be liable for any action taken or omitted to be taken by it, or by them on its behalf, under this Agreement or in respect of any of the Pledged Stock or otherwise in connection with any of the foregoing, except for its or their own gross negligence or willful misconduct;

                   (iii) In connection with its duties as the Pledgee under this Agreement, the Pledgee shall be entitled to rely on any paper or document reasonably believed by it to be genuine and correct and, in respect of legal matters, upon the opinion of legal counsel selected by it, and any action taken or omitted in good faith by the Pledgee in accordance with the opinion of such counsel shall be fully justified and protected from liability;

                   (iv) The Pledgee shall not be responsible for the genuineness, validity, or effectiveness of any of the Pledged Stock nor shall it be liable because of any invalidity of the security provisions hereof, whether arising from law or by reason of any action or omission to act on its part, nor shall the Pledgee be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgor; and

                   (v) The Pledgee may employ agents and attorneys-in-fact selected in good faith and shall not be answerable, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected in good faith.

          9.   Representations, Warranties and Covenants.  The Pledgor hereby
               -----------------------------------------
represents and warrants to and covenants with the Pledgee that:

               (a) The Pledgor has full power, authority and legal right and capacity to incur and perform its obligations hereunder;

               (b) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms;

               (c) The representations and warranties set forth in the Loan Documents relating to the Pledgor are true and accurate subject to the limitations set forth therein;

               (d) The Pledged Stock together constitutes all of the issued and outstanding shares of capital stock of the Parent;

               (e) So long as the Obligations remain outstanding, the Pledgor at all times will be the sole direct or indirect beneficial owner of the Pledged Stock pledged by it or to be pledged by it hereunder;

               (f) This Agreement grants to Pledgee a first priority lien upon and first priority perfected security interest in the Pledged Stock subject to no other Lien (whether prior, equal or junior) or security interest. Without limiting the generality of the foregoing, the Pledgor may not sell, assign, transfer, pledge, hypothecate, gift, devise, incur, create or permit the creation of a Lien over, or otherwise dispose of (a "transfer") any or all of the Pledgor's interest in the Pledged Stock without the prior written consent of the Pledgee. If any such consent is given, a transfer will be subject to satisfaction of the following conditions: (i) receipt of an opinion in form and substance reasonably satisfactory to the Pledgee from counsel acceptable to the Pledgee covering such matters as the Pledgee may reasonably request, including opinions to the effect that the transferee shall be owner of the Pledged Stock for tax purposes, that any and all of the Obligations shall be enforceable against such transferee and that nothing in such transfer shall impair, hinder or otherwise limit the enforceability of the Lender Documents against the Parent, the Borrower or the Pledgor or of the Pledgee's rights thereunder, and
(ii) execution of such documents and taking of such actions by the Pledgor, the Parent, the Borrower and such transferee to, among other things, confirm, acknowledge or assume, as the case may be, their respective obligations under the Lender Documents; and

               (g) The Pledgor's Obligations hereunder shall not be affected in any way by any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Parent or the Borrower.

          10.  Indemnification.  The Pledgor agrees to indemnify and hold
               ---------------
harmless the Pledgee and its officers, directors, employees and agents from and against any and all liabilities, losses, damages, costs and expenses of any kind (including fees, disbursements and other charges of counsel (including allocated costs of in-house counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such indemnified person is a party thereto) that may be suffered or incurred by any such indemnified person, relating to or arising out of this Agreement, the exercise by the Pledgee of any right or remedy hereunder, or any actual or proposed use of proceeds of the Loan, and the Pledgor agrees to reimburse each indemnified person from time to time upon demand for any such liabilities, losses, damages, costs and expenses; provided that no indemnified person shall have the right to be indemnified
--------
hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. The foregoing indemnity shall survive the termination of this Agreement, and not be affected by any investigation or actual or constructive knowledge of any indemnified person.

          11.  Further Assurances.  The Pledgor agrees that, from time to time
               ------------------
upon the written request of the Pledgee, it will execute and deliver such further documents and do such other acts and things as the Pledgee may reasonably request in order fully to effect the purposes of this Agreement.

          12.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Pledgor, and any such attempted assignment shall be void.

          13.  Miscellaneous.
               -------------

               (a) Amendments.  No amendment or waiver of any provision of this
                   -----------
Agreement, nor consent to any departure by any party, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               (b) No Waiver.  No failure on the part of any party to exercise,
                   ---------
and no delay in exercising, any right hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

               (c) Notices.  All notices, requests, demands, consents and other
                   -------
communications to or upon the parties to this Agreement shall be in writing and shall be delivered by hand or sent by facsimile transmission or other written telecommunication or deposited in the mail by first-class registered or certified mail, return-receipt requested, postage prepaid, addressed as follows:

          Pledgor:  c/o First Union National Bank, as Trustee
                    10 State House Square
                    Hartford, Connecticut  06103
                    Attention:   W. Jeffrey Kramer
                    Telecopier:  (860) 247-1356


          Pledgee:  Four Embarcadero Center
                    Suite 2200
                    San Francisco, California  94111
                    Attention:   Fred Vaske
                    Telecopier:  415-955-3200

or to such other address as may be hereafter designated in writing by the respective parties hereto by notice similarly given. All notices shall be effective upon receipt thereof.

               (d) Counterparts.  This Agreement may be executed by the parties
                   ------------
hereto in two or more counterparts, and by separate parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

               (e) Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (f) Captions.  The table of contents and the captions in this
                   --------
Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

               (g) Governing Law.  This Agreement and the rights and obligations
                   -------------
of the parties hereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed within such State.

               (h) Jurisdiction.
                   ------------

                   (i) Each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York State court in New York County or any United States federal court in the Southern District of New York over any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Pledgor irrevocably appoints Integrated Capital Associates of New York, Inc., which currently maintains an office in New York state situated at 101 East 52nd Street, New York, New York, 10022, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. The Pledgor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to it at its address as provided for notices hereunder.

                   (ii) Nothing in this Section 13(h) shall affect the right of the parties hereto to serve legal process in any other manner permitted by law or affect the right of the parties hereto to bring any action or proceeding in the courts of any other jurisdiction.

               (i) First Union.  It is expressly understood and agreed that this
                   -----------
Agreement is executed and delivered by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the Trust Agreement (Heritage Air Holdings Statutory Trust) dated as of September 20, 1999 (the "Trust Agreement"), in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the undertakings and agreements herein made on the part of the Trust is made and intended not as an undertaking and agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the Trust Agreement (the "Trust Estate"), and all persons having any claim against First Union or the Trust by reason of the transactions contemplated by this Agreement shall look only to the Trust Estate for payment or satisfaction thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                         HERITAGE AIR HOLDINGS STATUTORY
                         TRUST

                         By:  First Union National Bank, not in its
                              individual capacity but solely as its Trustee



                              By:_________________________________
                                 Name:
                                 Title:






                  [TRUST STOCK PLEDGE AND SECURITY AGREEMENT]

                                  Schedule I


Pledgor                    Issuer                     Number of       Ownership
-------                    ------                   Shares Pledged   Percentage
                                                    --------------   ----------
Heritage Air Holdings      PS Group Holdings, Inc.        ____          100%
Statutory Trust
--------------------------------------------------------------------------------

                                                                       EXHIBIT F

================================================================================


               FORM OF MORTGAGE AND SECURITY AGREEMENT [N       ]


                          Dated as of _______ __, ____


                                    Between
                         PS GROUP FIRST DELAWARE TRUST
                                 as Mortgagor,


                                      and
                           GATX CAPITAL CORPORATION,
                                 as Mortgagee,


              Relating to One ___________ Model _______ Aircraft, with U.S. Registration Mark N______ and Manufacturer's Serial No. ______ with
          Two __________ Model _______ Engines Bearing Manufacturer's
                        Serial Nos. _______ and _______
 and certain interests of the Mortgagor in and to the Aircraft Lease Agreement, dated _______ __, ___ between the Mortgagor as Lessor and ______ as Lessee.




================================================================================

                   MORTGAGE AND SECURITY AGREEMENT [N______]
                   -----------------------------------------

     MORTGAGE AND SECURITY AGREEMENT [N______] (the "Agreement") dated as of
                                                     ---------
_________ __, ____, between PS GROUP FIRST DELAWARE TRUST, a Delaware business trust (the "Mortgagor"), and GATX CAPITAL CORPORATION (the "Mortgagee").
            ---------                                       ---------


                                   WITNESSETH
                                   ----------

     WHEREAS, [PS] Group, Inc. and Wilmington Trust Company have entered into that certain PS Group First Delaware Trust Agreement dated as of June 15, 1993 (the "Trust Agreement"), pursuant to which Mortgagor was created, with [PS] Group, Inc. as the sole beneficiary;

     WHEREAS, to finance the merger by Delivery Acquisition, Inc. with and into [PS] Group Holdings, Inc., the parent company of [PS] Group, Inc., [PS] Group, Inc. (the "Borrower") has entered into that certain Loan Agreement dated
                  --------
as of _______ __, 1999 (the "Loan Agreement") between Borrower and the
                             --------------
Mortgagee, as lender (the "Lender") pursuant to which Lender is to make a single
                           ------
Loan to Borrower as provided therein, which Loan shall be evidenced by the Note (capitalized terms are used as defined in Section 5.17 below);

     WHEREAS, the Borrower has agreed to secure its Obligations under the Operative Documents by directing the Mortgagor pursuant to the Trust Agreement to grant to the Mortgagee a mortgage Lien on its interest in the Aircraft and a security interest in its rights under the Lease and on certain other property and rights included in the Collateral (as hereinafter defined);

     WHEREAS, the Mortgagor has agreed to secure the Obligations of the Borrower under the Operative Documents by granting to the Mortgagee a Lien on the Collateral;

     WHEREAS, the Mortgagor is executing and delivering this Agreement in order to create in favor of the Mortgagee a valid and perfected security interest in the property described herein, which security interest shall secure (i) the prompt indefeasible payment of the Obligations of the Borrower evidenced by or arising under the Operative Documents and (ii) the timely and faithful performance and observance by the Borrower of all its agreements, promises and covenants undertaken by it in the Operative Documents; and

     WHEREAS, this Agreement is being filed for recordation with the Federal Aviation Administration.

     NOW, THEREFORE, in order to (a) induce the Mortgagee to enter into the Loan Agreement and (b) secure the prompt payment and performance of all the Obligations of the Borrower, the Mortgagor and the Mortgagee hereby agree as follows:


                                   ARTICLE I

                               SECURITY INTEREST


     Section 1.01  Granting of Security Interest.
                   -----------------------------

     The Mortgagor does hereby transfer, convey, mortgage, hypothecate, assign and grant a security interest to the Mortgagee in the following collateral (collectively the "Collateral") attaching on the date of delivery of this
                   ----------
Agreement or hereafter as security for the Obligations:

          (a) one ___________ Model ______ Aircraft Airframe, bearing U.S. registration mark N______ and manufacturer's serial no. ______ and the two __________ Model ______ engines installed thereon bearing, respectively, manufacturer's serial numbers ______ and _____, each of which has more than 750 rated takeoff horsepower and all Parts, whether or not any Parts or components may from time to time not be installed on such Airframe or any such engine or may be installed in any other airframe or any other aircraft (such airframe being referred to herein as the "Airframe" and each such engine, including any
                                 --------
replacement engine substituted therefor pursuant to the Lease, as an "Engine",
                                                                      ------
and the Airframe and the two Engines, including any such replacement Engine, together with all Parts constituting the "Aircraft"), and whether or not any
                                          --------
such original or replacement Engines may from time to time no longer be installed on the Airframe or may be installed on any other airframe or any other aircraft;

          (b) all proceeds from the sale or other disposition of, all proceeds of insurance due to the Mortgagor on, and all proceeds of any Condemnation due to the Mortgagor with respect to, any of the equipment described in clause (a) above;

          (c) all the Mortgagor's right, title and interest, present and future, in and to the technical documents, manuals, log books and records that relate to the Aircraft;

          (d) all warranties, service contracts and product agreements of any manufacturer of the Aircraft, all maintenance and overhaul agency agreements relating to the Aircraft and all agreements of any subcontractor, supplier or vendor of any part of the Aircraft, to the extent assignable or enforceable, and any and all other warranties, service contracts and product agreements in respect of any of the Aircraft whether now existing or hereafter acquired;

          (e) all the Mortgagor's right, title and interest in the Lease which has heretofore been recorded with the FAA and is described in Annex I hereto (including, without limitation, the right to receive all amounts of Basic Rent, insurance proceeds, Condemnation proceeds, requisition, indemnity and other payments of any kind provided under the Lease and any and all rights to amend, waive, modify and give notices, approvals and consents related thereto), all other rights and property included therein together with all payments, including without limitation all Rent, damages, expenses, indemnities and other amounts due to the Mortgagor (or any person claiming by, through or under the Mortgagor) thereunder;

          (f) all monies and securities deposited or required to be deposited with the Mortgagee or the Mortgagor in respect of the Aircraft pursuant to any term of this Agreement, the Loan Agreement or the Lease;

          (g) all rents, monthly installment payments, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby or by any supplement to this Agreement in form and substance satisfactory to the Mortgagee (a "Mortgage
                                                                  --------
Supplement"), including, without limitation, the Lease, and all of the estate,
----------
right, title and interest of every nature whatsoever of the Mortgagor in and to the same and every part thereof;

          (h) all substitutions, replacements and renewals of all property subjected or required to be subjected to the Lien of this Agreement and all property that hereafter becomes physically attached to or incorporated in all property subjected or required to be subjected to the Lien of this Agreement, in each case to the extent the same is now owned by the Mortgagor or shall hereafter be owned by it;

          (i) all general intangibles and contract rights of, from, in or related to the Aircraft and all the estate, right, title and interest of every nature whatsoever of the Mortgagor, at law or in equity, in and to the foregoing Collateral; and

          (j)  all proceeds, howsoever arising, of the foregoing;

BUT EXCLUDING, HOWEVER, any of the foregoing which constitute Excluded Payments, as defined in Section 1.02(a),

TO HAVE AND TO HOLD the Collateral unto the Mortgagee, and its successors and assigns, as security for

               (i) the due and punctual payment in full of the Obligations of the Mortgagor and the Borrower; and

               (ii) the timely performance and observance of all agreements, promises and covenants undertaken by the Mortgagor hereunder and the Borrower under the Loan Agreement and the other Operative Documents;


               PROVIDED, HOWEVER, that, and these presents are subject to the condition that, this Agreement and the rights hereby granted to the Mortgagee shall cease and terminate at such time as (i) the Borrower shall have paid or caused to be paid in full all sums, together with interest thereon, owing or outstanding or that may be due and payable by the Borrower to the Mortgagee under the Loan Agreement and the Note, and the Mortgagor shall have paid or caused to be paid in full all sums, together with interest thereon, owing or outstanding or that may be due and payable by the Mortgagor under this Agreement or (ii) so long as no Event of Default shall have occurred and be continuing, if the Borrower, upon the occurrence of any of the events permitting prepayment, as described in Section [ ] of the Loan Agreement, shall have paid or caused to be paid in full (A) that portion of the then outstanding principal amount of the Note to the extent required by Section [ ] of the Loan Agreement, (B) interest thereon to the date of payment, (C) break-funding costs, if any, and (D) an amount equal to any other outstanding Obligations of the Borrower then due and payable under the Operative Documents. Upon the termination of this Agreement pursuant to the preceding sentence, the Mortgagee shall execute and deliver to the Mortgagor, at the expense of the Mortgagor, such instruments of satisfaction and discharge as may be appropriate (without, however, being under any independent duty to cause such instruments to be filed or recorded in the public records wherein this Agreement shall have been filed and/or recorded, other than to reasonably cooperate with the Mortgagee in accomplishing such filings and/or recordations).

     Section 1.02  Certain Retained Rights.
                   -----------------------

     Notwithstanding any other provisions of this Agreement, including Section 1.01, the following rights shall be reserved to the Mortgagor under the Lease, but only to the extent described herein:

             (a) the Mortgagor shall at all times retain all rights, to the exclusion of the Mortgagee, (i) to payments (collectively, "Excluded Payments")
                                                            -----------------
in respect of (A) indemnities and similar obligations payable by the Lessee to the Mortgagor, or any officer, director, employee, or agent of the Mortgagor or other indemnitee other than the Mortgagee, as defined in the Lease, pursuant to the Lease and (B) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims paid to, or losses suffered by Mortgagor, or any officer, director, employee, or agent of the Mortgagor or other indemnitee other than the Mortgagee, or the Lessee, and to commence an action at law to obtain such Excluded Payments (but not from the Collateral) and
(ii) with respect to insurance maintained for its own account as the lessor under the Lease;

             (b)    the Mortgagor shall have the right, so long as no Event of
Default shall have occurred and be continuing pursuant to Section [   ] of the
Loan Agreement or shall have been declared, (i) to receive from the Lessee (and to make requests to the Lessee for) all notices, certificates, reports, filings, opinions of counsel and other documents and all information that the Lessee is permitted or required to give or furnish to the Mortgagor pursuant to any Operative Document and (ii) to exercise inspection rights pursuant to the Lease;

             (c)    so long as no Event of Default shall have occurred and be
continuing pursuant to Section [   ] of the Loan Agreement or shall have been
declared, the Mortgagor shall have the right together with the Mortgagee (A) to approve as satisfactory any local legal counsel to render services for or issue opinions to or for the Mortgagor pursuant to express provisions of the Operative Documents, (B) to consent to and approve pursuant to the Lease any sublease not expressly permitted by the Lease, and (C) to grant any consent requested under the Lease by the Lessee;

             (d)    so long as no Event of Default shall have occurred and be
continuing pursuant to Section [   ] of the Loan Agreement or shall have been
declared, the Mortgagor shall have the non-exclusive right to exercise all other rights of the Mortgagor, as lessor under the Lease, not expressly enumerated in clauses (a), (b) and (c) including, (i) to seek specific performance of the covenants of the Lessee under the Lease relating to the protection, insurance, maintenance, possession and use of the Aircraft, (ii) to maintain separate insurance with respect to the Aircraft and (iii) to request further assurances pursuant to the Lease.


     All rights, powers and privileges herein reserved for the Mortgagor shall be defined as "Reserved Powers" for the purposes of this Agreement. The
               ---------------
Mortgagor shall not exercise any Reserved Power in any manner that would materially diminish, restrict or encumber the rights of the Mortgagee, including the rights available to the Mortgagee upon the occurrence of any Default or Event of Default. Notwithstanding the foregoing, the Mortgagee shall at all times, to the exclusion of the Mortgagor and subject only to the provisions of
Section 2.04 hereof, be entitled to exercise the remedies set forth in Article II hereof to the extent provided therein.


     Section 1.03  Certain Releases of Lien.
                   ------------------------

             (a) Subject to the terms and provisions of the Lease and the rights of the Lessee therein provided in respect of the Engines, so long as no Event of Default shall have occurred and be continuing, and, if the Aircraft is subject to the Lease, if all Rent (other than Rent that constitutes a payment in respect of Excluded Payments), including Stipulated Loss Value/Stipulated Loss and Termination Value (as such term is defined in the Lease), if applicable, then due and owing under the Lease shall have been paid in full, the Mortgagee will release from the Lien of this Agreement any Engine, to the extent that Mortgagor is required by the provisions of the Lease to transfer the Engine free of the Lien of this Agreement; provided, however, that in such case, the Mortgagor shall also have complied with the provisions of paragraph (b) of this
Section in respect thereof.

             (b) At any time and from time to time prior to the expiration of the Term or the release of the Lien of this Agreement pursuant to this Section 1.03, upon the transfer by the Mortgagor of an Engine in accordance with the express terms of the Lease, the Mortgagee shall in each case, upon the written request of the Mortgagor and provided that no Event of Default under such Lease (as defined therein, other than Lessee's failure to make any payment in respect of Excluded Payments) or any Event of Default under the Loan Agreement shall have occurred and be continuing, execute and deliver to or as directed in writing by the Mortgagor an appropriate instrument releasing such Engine from the Lien of this Agreement and the Mortgagee shall execute and deliver such instrument as aforesaid upon a written request from the Mortgagor, requesting such release and describing the Engine so to be released and, only upon receipt by or deposit with the Mortgagee of the following (each in form and substance satisfactory to the Mortgagee):

                    (i) A certificate signed by an authorized officer of the Mortgagor stating the following:

                            (A) a description of an Engine to be released, which shall be identified by manufacturer's serial number;

                            (B) a description of the replacement Engine to be received as consideration for the original Engine to be released pursuant to the provisions of the Lease;

                            (C)  that no Event of Default under the Loan
              Agreement or the Lease has occurred that has not been remedied or waived and that neither the Mortgagor nor the Lessee will be in default, by the making and granting of the request for release, in the performance of any of the terms and covenants of the Lease or any other Operative Document; and

                            (D) that the release of the original Engine so to be released will not be inconsistent with any of the provisions of this Agreement or the Lease.

                    (ii) The appropriate instruments transferring title to the replacement Engine to be received as consideration for the Engine to be released to the Mortgagor, subjecting such replacement Engine to the Lease and subjecting such replacement Engine to the

     Lien of this Agreement including, without limitation, any Mortgage Supplement if so required by the Mortgagee.


                    (iii) Upon the request of the Mortgagee, an opinion of counsel to the Mortgagor, or at the option of the Mortgagor of counsel to the Lessee, satisfactory to the Mortgagee:

                             (A) (1) that such replacement Engine has been
             validly subjected to the Lien of this Agreement and to the Lease and is free of any other Liens of record at the FAA except as such may be described in such opinion and are reasonably acceptable to the Mortgagee, (2) that the instruments subjecting such replacement Engine to the Lease and to the Lien of this Agreement have been duly filed for recordation pursuant to the Aviation Act, as applicable, and (3) that no further action or filing or recording of any document is necessary or advisable in order to establish the title of the Mortgagor to, and to establish and perfect, as applicable, the Lien of this Agreement on, such replacement Engine.

                             (B) In the event of the substitution of a
             replacement Engine pursuant to the Loan Agreement or the Lease, all provisions of this Agreement relating to the original Engine shall be applicable to such replacement Engine with the same force and effect as if such replacement Engine were the same engine, as the original Engine.


     Section 1.04  No Liability of Mortgagee.
                   -------------------------

It is expressly agreed that anything herein contained to the contrary notwithstanding, the Mortgagor shall remain liable under the other Operative Documents to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Mortgagee shall not have any obligation or liability under the other Operative Documents by reason of or arising out of the security interest created hereunder, nor shall the Mortgagee be required or obligated in any manner to perform or fulfill any obligations of the Mortgagor under or pursuant to the other Operative Documents to make any payment (except pursuant to the express terms of Article II), or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

     Section 1.05   Liability of Mortgagor.
                    ----------------------

The Mortgagor hereby agrees that the Mortgagee may proceed directly against it in connection with its liability hereunder without first proceeding to enforce its rights against the Collateral. Mortgagor hereby authorizes the Mortgagee to exercise in any order any right or remedy it might have, including, without limitation, any right of judicial foreclosure or power of sale of the Collateral, with respect to the obligations incurred hereunder. All rights, powers and remedies of the Mortgagee hereunder and under the other Operative Documents are cumulative and not alternative and are in addition to all rights, powers and remedies given to the Mortgagee by Applicable Law.

     Section 1.06   No Segregation of Monies; No Interest.
                    -------------------------------------

Subject to the rights, if any, of the Lessee under the Lease with respect to monies constituting deposits under the Lease which may, under the circumstances specified therein, be repaid to the

Lessee ("Lessee Deposits"), monies received by the Mortgagee hereunder need not
         ---------------
be segregated in any manner except to the extent required by Applicable Law or the Lease, and may be deposited under such general conditions as may be prescribed by Applicable Law, and the Mortgagee shall not be liable for any interest thereon (unless otherwise provided in the Lease); provided that, to the extent such information is or was available to the Mortgagee, any payments received or applied hereunder by the Mortgagee shall be accounted for by the Mortgagee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.


     Section 1.07   Lessee's Quiet Enjoyment.
                    ------------------------

          Mortgagee hereby agrees that its rights hereunder are subject and subordinate to the rights of the Lessee under the Lease, including, without
limitation, Lessee's right of quiet enjoyment pursuant to Section [   ] of the
Lease, Lessee's right to purchase the Aircraft pursuant to Section [   ]
thereof, and Lessee's right to renew the Lease pursuant to Section ___ thereof and that, notwithstanding any other provision of this Agreement, it will not take any action contrary to the rights of Lessee set forth in the Lease. The Mortgagee hereby acknowledges that, if the Lease provides for the Lessee to have a continuing right in any Lessee Deposits, the rights of the Mortgagee with respect to such monies are subject to such rights of the Lessee.


                                  ARTICLE II

               EVENTS OF DEFAULT; DISPOSITION OF COLLATERAL AND
                            APPLICATION OF PROCEEDS


     Section 2.01   Judicial Proceedings, etc., Following Event of Default.
                    ------------------------------------------------------

If any Event of Default shall occur and be continuing, then, and in any such
event, the Mortgagee may, subject to Sections [     ] of the Loan Agreement,
Section 1.07 hereof and the last paragraph of this Section 2.01, forthwith upon notice to the Mortgagor (it being understood and agreed that such provision of notice to the Mortgagor shall not be deemed to limit or otherwise restrict the Mortgagee's rights and remedies hereunder or under any other agreement):

          (a) apply to a court of competent jurisdiction to obtain specific performance or observance by the Mortgagor of any covenant, agreement or undertaking on the part of the Mortgagor hereunder that the Mortgagor shall have failed to observe or perform or to obtain to aid in the execution of any power granted herein; and/or

          (b) proceed to foreclose against the Collateral or any part thereof pursuant to this Agreement, and according to the Applicable Law of the jurisdiction or jurisdictions in which such Collateral or part thereof shall at the time be located, by doing any one or more or all of the acts described in
Section 2.02 and/or the following acts, as the Mortgagee, in its sole and complete discretion (acting in good faith), may then elect to:

              (i) exercise all the rights and remedies, in foreclosure and otherwise, available to it as a mortgagee and secured party under the provisions of Applicable Law;

              (ii) institute legal proceedings to foreclose upon and against the security interest granted in and by this Agreement, to recover judgment for all amounts then due and owing as indebtedness secured hereby, and to collect the same out of any of the Collateral or the proceeds of any sale thereof;

              (iii) institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all of the Collateral;

              (iv) without regard to the adequacy of the Collateral for the Loan Agreement or any other agreement between the Mortgagee and the Mortgagor and their Affiliates, by virtue of this Agreement or otherwise, or any other collateral or other security or to the solvency of the Mortgagor, institute legal proceedings for the appointment of a receiver or receivers pending foreclosure hereunder or for the sale of any of the Collateral under the order of a court of competent jurisdiction or under other legal process; or

              (v) personally, or by agents or attorneys, enter upon any premises where the Collateral or any part thereof may then be located, and take possession of all or any part thereof or render it unusable; and without being responsible for loss or damage to such Collateral, hold, store and keep idle, or lease, operate or otherwise use or permit the use of, the same or any part thereof, for such time and upon such terms as the Mortgagee may in its sole and complete discretion deem to be in its own best interests, and demand, collect and retain all hire, earnings and other sums due and to become due in respect of the same from any party whomsoever, accounting for net earnings, if any, arising from such use and charging against all receipts from the use of the same or from the sale thereof, by court proceedings or pursuant to Section 2.02, all other costs, expenses, charges, damages and other losses resulting from such use in good faith.

All expenses of obtaining any such judgment, bringing any such legal proceeding or of pursuing, searching for and taking the Collateral shall, until paid, be secured by the Lien of this Agreement.

     It is further understood and agreed that if the Mortgagee shall proceed to foreclose the Lien of this Agreement, it shall, to the extent that it is then entitled to do so under the Lease, and is not then stayed or prevented from doing so by operation of law, and in addition to any other remedies it may elect to exercise under the Lease, concurrently proceed (to the extent it has not already done so) to exercise one or more of its remedies referred to in clauses [ ] through [ ] of Article [ ] of the Lease as it shall determine in its good faith discretion; provided that, if the Mortgagee is so stayed or prevented by
                  --------
operation of law as a result of a case or proceeding under Chapter 11 of the Bankruptcy Code in respect of the Lessee's bankruptcy, and so long as no Event of Default has occurred and is continuing other than as a result of an Event of Default under and as defined in the Lease, the Mortgagee will not foreclose the Lien of this Agreement until the earlier of: (a) the expiration of the Section 1110 Period (as hereinafter defined), or (b) actual repossession of the Aircraft. For purposes hereof, the term "Section 1110 Period" means the 60-day
                                          -------------------
period from the date of the order for relief under such case or proceeding as provided in Section 1110(a) of the Bankruptcy Code, as such period may be extended by the Mortgagor, with the prior written consent of the Mortgagee, and the bankruptcy trustee of the Lessee pursuant to Section 1110(b) thereof.

     Section 2.02   Delivery of Collateral, Power of Sale, etc.
                    ------------------------------------------

     If the Mortgagee should elect to foreclose upon and against the security interest created in and by this Agreement pursuant to and subject to the conditions set forth in Section 2.01 above, the Mortgagor shall, upon written demand of the Mortgagee, deliver to the Mortgagee all or any part of the Collateral at such time or times and place or places as the Mortgagee may specify; and the Mortgagee is hereby authorized and empowered, in accordance with Applicable Law and without being responsible for loss or damage to such Collateral incurred other than solely by reason of the Mortgagee's gross negligence or willful misconduct, to enter upon any premises where the Collateral or any part thereof may be located and take possession of and remove the same. The Mortgagee may sell and dispose of, or cause to be sold and disposed of, all or any part of the Collateral at one or more public or private sales, at such places and times and on such terms and conditions as the Mortgagee may deem fit in good faith, with or without any previous demand to the Mortgagor or any other person, or advertisement of any such sale or other disposal upon notice to the Mortgagor (it being understood and agreed that such provision of notice to the Mortgagor shall not be deemed to limit or otherwise restrict the Mortgagee's rights and remedies hereunder or under any other agreement); and for the aforesaid purpose, any other notice of sale, any advertisement and other notice or demand, any right of equity of redemption and any obligation of a prospective purchaser to inquire as to the power and authority of the Mortgagee to sell or the application by the Mortgagee of the proceeds of sale or otherwise that would otherwise be required by, or available to the Mortgagor under, Applicable Law are hereby expressly waived by the Mortgagor to the fullest extent permitted by such Applicable Law. In the event that any mandatory requirement of Applicable Law shall obligate the Mortgagee to give different, additional or prior notice to the Mortgagor of any of the foregoing acts, the Mortgagor hereby agrees that, to the extent permitted by Applicable Law, a written notice sent to it by mail or by telex, so as reasonably to be expected to be delivered to the Mortgagor at least ten (10) Business Days before the date of any such act shall be deemed to be reasonable notice of such act and, specifically, reasonable notification of the time after which any private sale or other disposition intended to be made hereunder is to be made.

     Section 2.03  Right to Possession etc.
                   -----------------------

          (a) To the fullest extent the Mortgagor may lawfully agree, the right of the Mortgagee to take possession of and/or sell any of the Collateral in compliance with the provisions of this Article II shall not be affected by the provisions of any applicable reorganization or other similar law of any jurisdiction; and the Mortgagor shall not take advantage of any such law or agree to allow any agent, assignee or other party to take advantage of such law in its place, to which end the Mortgagor, for itself and all who may claim through it, as far as it or they now or hereafter lawfully may do so, hereby waives, to the fullest extent permitted under Applicable Law, any rights or defenses arising under any such law, and all rights to have the Collateral marshaled upon any foreclosure hereof, and hereby agrees that any court having jurisdiction to foreclose upon and against the security interest created in this Agreement may order the sale of the Collateral subject to such jurisdiction as an entirety or severally.

          (b) The Mortgagee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Collateral, or otherwise to take or refrain from taking any action under, or in connection with, this Agreement or the Lease (provided, however, that Mortgagee shall comply with the terms and provisions of the Lease if exercising the remedies of Mortgagor, as lessor thereunder). If an Event of Default shall occur and be continuing and the Mortgagee shall have obtained possession of or title to the Aircraft or any Engines, the Mortgagee shall not be obligated to use or operate such Aircraft or Engines or cause such Aircraft or Engines to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of such Aircraft or Engines by any other person unless the Mortgagee shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to it in its reasonable opinion to protect the Collateral and the Mortgagee against any and all liability for loss or damage to such Aircraft or Engines and for public liability and property damage resulting from use or operation of such Aircraft or Engines and funds are available in the Collateral to pay for all such insurance or, in lieu of such insurance, the Mortgagee is furnished with indemnification from any other person upon terms and in amounts satisfactory to the Mortgagee in its sole discretion to protect the Collateral and the Mortgagee, both as Mortgagee and individually, against any and all such liabilities.

     Section 2.04     Application of Proceeds.
                      -----------------------

          (a) All proceeds received by the Mortgagee under or pursuant to this Agreement, and all amounts received by the Mortgagee pursuant to the Loan, shall be applied in the first place to pay all such payments, disbursements, expenses and losses whatsoever (together with interest thereon as hereinbefore provided for) as may have been incurred by the Mortgagee in or about or incidental to the exercise by the Mortgagee of the rights and powers specified in this Agreement, and the balance shall be applied or retained for application in accordance with
Section 2.7 of the Loan Agreement.

Nothing in this Agreement shall limit the right of the Mortgagee to proceed against the Borrower if the proceeds received by the Mortgagee under this Agreement, the Loan Agreement or the Operative Documents shall be insufficient to pay in full the amounts then due and payable to the Mortgagee and as set forth above in this Section 2.04.

          (b) The Mortgagee acknowledges and agrees that all payments of Basic Rent and other amounts required to be made by Lessee under the Lease (other than Excluded Payments) are paid by the Lessee directly to the Borrower, such payments to be held by the Borrower in trust for the Mortgagee and promptly upon receipt thereof deposited by the Borrower in the Collateral Account in accordance with the terms of the Loan Agreement, the Security Agreement and the Collateral Account and Pledge Agreement. Any amount of any payment of Basic Rent or of any other payments required to be made by Lessee under the Lease received by the Mortgagor to which the Borrower is entitled pursuant to the Lease shall be held in trust for the Mortgagee, and Mortgagor shall promptly upon receipt thereof pay over such amounts to the Cash Collateral Account maintained by the Borrower.

          (c) If an Event of Default shall have occurred and be continuing, all payments received by the Mortgagee under the Loan Agreement or under the Lease after an Event of Loss has occurred to the Aircraft shall be held as part of the Collateral until there is no Event of Default continuing, and thereafter all such payments shall be applied as contemplated in this Agreement or in the Loan Agreement.

          (d) Subject to the terms and conditions of this Agreement, the Mortgagee shall distribute to the Mortgagor or any other Person entitled thereto any payments in respect of Excluded Payments received by the Mortgagee promptly upon receipt thereof by the Mortgagee.

          (e) All amounts from time to time distributable under this Section
2.04 by the Mortgagee to the Mortgagor shall be paid by the Mortgagee to the Mortgagor at its office specified in Section 5.11 and, to the extent so timely received, in funds of the same type as received.

     Section 2.05     Matters Involving Manner of Sale.
                      --------------------------------

          (a) At any sale pursuant to this Article II, whether by virtue of judicial proceedings contemplated in Section 2.01 or under the power of sale granted in Section 2.02, it shall not be necessary for the Mortgagee or a public officer under order of a court to have present physical or constructive possession of the Collateral to be sold. The recitals contained in any conveyances and receipts made and given by the Mortgagee in good faith or such public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by Applicable Law, conclusively establish the truth and accuracy of the matters therein stated (including, without limiting the generality of the foregoing, the amounts due and payable under the Loan Agreement, the other Operative Documents and any other indebtedness secured hereby, the accrual and nonpayment thereof and advertisement and conduct of such sale in the manner provided herein and by Applicable Law) other than in the case of manifest error; and all prerequisites to such sale shall be presumed to have been satisfied and performed.

          (b) At any sale or sales made pursuant to this Article II, the Mortgagee or its agents may bid for or purchase, free from any right or equity of redemption in favor of the Mortgagor and any person claiming by, through or under it (all such rights being in this Article II waived and released), any part of or all the Collateral offered for sale, and may make payment on account thereof by using any claim for moneys then due and payable to the Mortgagee by the Mortgagor as a credit against the purchase price, and the Mortgagee, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor to the Mortgagor or any third party, except as expressly required by Applicable Law or in the Lease with respect to Lessee Deposits. In any such sale the Mortgagee shall not be obligated to make any representations or warranties with respect to the Collateral or any part thereof, and, except as may be provided in the Lease with respect to Lessee Deposits, the Mortgagee shall not be chargeable with any of the obligations or liabilities of the Mortgagor with respect thereto. The Mortgagor hereby agrees (i) that it will indemnify and hold the Mortgagee harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control thereof by the Mortgagee or its agents pursuant to this Article II, or arising out of any act of, or omission to act on the part of, any party other than the Mortgagee or any of its agents prior to such taking of actual possession or control by the Mortgagee, or arising out of any act of, or omission to act on the part of, the Mortgagor or any person claiming by, through or under the Mortgagor or any of its Affiliates or agents before or after the commencement of such actual possession or control by the Mortgagee or any of its agents; and (ii) that the Mortgagee shall have no liability or obligation arising out of any such claim.

          (c) Nothing herein contained shall be deemed to impair in any manner the absolute right of the Mortgagee to sell and convey title to the Collateral to the purchaser(s) at such sale(s) or to grant options with respect to or otherwise to realize upon all or such portion of the Collateral, at such time, and in such order, as it may elect in its sole and complete discretion in good faith, or to enforce any one or more remedies relative hereto either successively or concurrently; and the Mortgagor hereby agrees that the security interest, options and other rights hereby given to the Mortgagee shall remain unimpaired and unprejudiced until all the Collateral shall have been sold or this Agreement shall otherwise have ceased to be of any force or effect according to its terms, and that the enforcement of any right or remedy shall not operate to bar or estop the Mortgagee from exercising any other right or remedy available hereunder or under any other agreement between the Mortgagee and any of its Affiliates, on the one hand, and the Mortgagor, any person claiming by, through or under the Mortgagor and their Affiliates on the other hand, or otherwise, available at law, in equity or otherwise.


                                  ARTICLE III

                   REPRESENTATIONS, WARRANTIES AND COVENANTS


     Section 3.01   Representations and Warranties.
                    ------------------------------

          (a) The Mortgagor represents and warrants to the Mortgagee that all things necessary to make this Agreement the legal, valid and binding obligation of the Mortgagor (subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity)), enforceable in accordance with its terms, for the uses and purposes herein set forth, against the Mortgagor, have been done and performed and have happened.

          (b) The Mortgagor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby or thereby assigned, to anyone other than the Mortgagee, enter into or consent to any agreement amending or supplementing the Lease or any other Operative Document the effect of which would have a Material Adverse Effect on the Mortgagee, and that it will not, except as provided in this Agreement, accept any payment directly from the Lessee (except with respect to Excluded Payments), or any other account debtor or other person in respect of any obligation at the time constituting part of the Collateral.

          (c) The Mortgagor does hereby ratify and confirm the Lease and does hereby agree that so long as this Agreement shall remain in effect it shall not, except as expressly permitted hereby or by the prior written consent of the Mortgagee, take or omit to take any action, the taking or omission of which might result in any waiver, amendment, alteration or impairment of any of the Operative Documents in a manner materially adversely affecting the Mortgagor.

          (d) The Mortgagor represents and warrants to the Mortgagee that the execution and delivery by the Mortgagor of this Agreement and the performance by it of its obligations hereunder (i) have been duly and validly authorized by all necessary action, (ii) do not violate, conflict with, or constitute a default under, any provision of its constitutive documents, or any provision or obligation under any Permit, arbitration award, judgment, order or decree to which it is a party or by which it or any of its assets are bound, (iii) do not require the consent, approval, authorization or permit of, or filing with or notification of or to, any Governmental Authority, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not prevent the Mortgagor from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect and (iv) do not, except in immaterial respects, (A) violate, conflict with or constitute a default (or an event that with notice or lapse of time or both would become a default) or give to others any right of termination, amendment, acceleration or cancellation under the terms of any agreement or instrument of any nature to which it is a party or by which any of its assets are bound or (B) result in the creation or imposition of any Lien of any nature whatsoever on any of its assets (including any Lease Document (or any right or interest in respect thereof)) other than the Liens created by this Agreement or
(C) violate, conflict with or constitute a default under any Requirement of Law with respect to the Mortgagor.

     Section 3.02     Covenants.
                      ---------

          (a) So long as this Agreement remains in effect the Mortgagor shall duly observe and perform its obligations under this Agreement and the other Operative Documents, including, without limitation, the Lease, and pay to the Mortgagee all amounts due and owing by it hereunder and under the provisions of the Operative Documents. All such covenants are specifically incorporated herein and made a part hereof.

          (b) The Mortgagor and the Mortgagee agree each for itself for the benefit of any lessor, conditional seller, indenture trustee or secured party of any engine leased to or purchased by Mortgagor or any lessee subject to a lease, conditional sale, trust indenture, or other security agreement that neither it nor its successors and assigns will acquire or claim, as against such lessor, conditional seller, indenture trustee or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale, trust indenture or other security agreement and owned by such lessor or seller or subject to a trust indenture or security interest in favor of such indenture trustee or secured party; provided, that such agreement of Mortgagor and Mortgagee shall not be for the benefit of any lessor, conditional seller, indenture trustee or secured party of any such engines unless such lessor, conditional seller, indenture trustee or secured party has agreed to substantially the same extent as provided above (which agreement may be contained in such lease, conditional sale or other security agreement) that neither it nor its successors or assigns will acquire, as against Mortgagor or Mortgagee, any right, title or interest in any engine as a result of such engine being installed on any airframe owned by, leased to or held under any lease, conditional sale, trust indenture security agreement by such lessor, conditional seller, indenture trustee or secured party.


                                  ARTICLE IV

                                  [NOT USED]

                                   ARTICLE V

                                 MISCELLANEOUS


     Section 5.01   Performance by Mortgagee.
                    ------------------------

     If the Mortgagor shall fail to maintain, or cause to be maintained, any insurance required to be carried pursuant to the Loan Agreement or the Lease, the Mortgagee may obtain the same for the account of the Mortgagor; and the Mortgagor shall pay to the Mortgagee interest (to the extent permitted by Applicable Law) at the Default Rate, computed on the basis of a 360-day year and the actual number of days elapsed, on the amount of any such payment from the date made until the date reimbursed by the Mortgagor pursuant hereto. If the Mortgagor shall fail in a timely and effective manner to take and complete any other action that it has herein undertaken to perform, strictly in accordance with the provisions hereof, the Mortgagee may do or cause the same to be done; and there shall be added to the indebtedness secured hereby any loss, cost or expense incurred by or on behalf of the Mortgagee in curing such default or failure, or caused to be suffered by Mortgagee through the incorrectness or breach of any of the covenants, agreements, representations or warranties of the Mortgagor herein or by any other default of the Mortgagor hereunder; and all sums so lost or expended shall be payable on demand and shall bear interest as provided in the first sentence of this Section 5.01, and the Mortgagee shall be subrogated to all the rights against the Mortgagor of any person to whom it shall have made any payment or payments under the foregoing authority.

     Section 5.02  Power of Attorney.
                   -----------------

     The Mortgagor hereby irrevocably appoints the Mortgagee, and its successors and assigns, the true and lawful attorney of the Mortgagor (with the full power of substitution), in the name and place and at the expense of the Mortgagor, (i) to give any necessary receipts or acquittance for amounts collected or received pursuant to Article II hereof, (ii) to make all necessary transfers of all or any part of the Collateral in connection with any sale or other disposition thereof made pursuant to such Article II, (iii) to execute and deliver for value all necessary instruments of negotiation, assignment and transfer, (iv) to employ legal counsel and to appear in its name in any court in any jurisdiction to contest and compromise and discharge any alleged Lien, charge or other encumbrance asserted against any of the Collateral, in any manner and by any means that shall to it or them, in its or their sole and complete discretion, seem proper; provided, however, that any such undertaking on the part of the Mortgagee shall not qualify in any manner or to any extent or degree the obligation of the Mortgagor so to defend its title to, and the security interest of the Mortgagee in, the Collateral and every part thereof and (v) to file and record such copies or memoranda hereof and financing statements, continuation statements and other instruments or documents with respect to the security interest created hereby as the Mortgagee may deem desirable fully to protect its interest hereunder, and for such purpose the Mortgagor hereby authorizes the Mortgagee to effect any such filings or recordings without the signature of the Mortgagor to the extent permitted by Applicable Law, the Mortgagor hereby ratifying and confirming all that its said attorney shall lawfully do hereunder and pursuant hereto and acknowledging that its said attorney shall have no duty, by virtue of this Section 5.02 or at the risk of otherwise waiving or qualifying the obligation of the Mortgagor to do so, to do any of the above acts.

     Section 5.03  Waiver, etc., by Mortgagor.
                   --------------------------

     To the fullest extent that it may now and hereafter lawfully so agree, the Mortgagor hereby agrees that it shall not at any time plead, claim or take the benefit of any appraisement, valuation, extension, moratorium, redemption or other law now or hereafter in effect in any jurisdiction in order to prevent or delay the enforcement of any provision of this Agreement or the indebtedness or agreements secured hereby, or the absolute sale of any portion of or all the Collateral to any purchaser at any sale under Article II hereof; and the Mortgagor, for itself and all who may claim through it, to the fullest extent that it or they now and hereafter may lawfully so agree, hereby waives the benefit of all such laws. Any sale of, grant of options to purchase or other realization against all or any part of the Collateral shall operate to divest (in the case of any options, on their exercise) all right, title and interest, at law, in equity and otherwise, of the Mortgagor in and to the Collateral so sold, optioned or realized upon, and shall be a perpetual bar, at law, in equity and otherwise, against the Mortgagor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under the Mortgagor. No delay on the part of the Mortgagee in exercising any power of sale, Lien or option, or any other right or remedy hereunder, or otherwise, and no notice or demand that may be given to or made upon the Mortgagor with respect to any such power, right or remedy, shall constitute a waiver thereof or limit or impair the right of the Mortgagee to take any other or similar action or to exercise any power of sale, Lien or option, or any other right or remedy granted in this Agreement or in any other agreement secured hereby or otherwise available to the Mortgagee; nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof, or the exercise of any power, right or remedy granted in this Agreement or otherwise available to the Mortgagee, or prejudice its rights against the Mortgagor, or the Lessee in any respect. Each and every remedy of the Mortgagee shall, to the extent permitted by Applicable Law, be cumulative and in addition to any other remedy granted hereunder or now or hereafter available to it at law, in equity or otherwise.

     Section 5.04  Amendment; Waivers etc.
                   ----------------------

     Neither this Agreement nor any provision hereof may be amended, modified, waived or discharged except in writing signed by the parties hereto. No waiver by the Mortgagee of any breach or default of or by (i) the Borrower under the Loan Agreement or (ii) the Mortgagor under this Agreement, any other Operative Document, any other agreement or indebtedness secured hereby, or otherwise, shall be deemed a waiver of any other or similar, previous or subsequent breach or default.


     Section 5.05  Mortgagor's Obligations Absolute.
                   --------------------------------

     The obligations of the Mortgagor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by: (i) any amendment to, modification of, supplement to or extension or renewal of the Note, the Loan Agreement, the Operative Documents, or the Lease, or any other agreement or indebtedness secured hereby, or any resort to or release of any part of the Collateral or any other collateral now or hereafter held as security for the payment thereof; (ii) any exercise or nonexercise of any power, right or remedy granted under this Agreement, the Loan Agreement, any other Operative Document, or the Lease, or any other agreement or indebtedness secured hereby, or available under any Applicable Law, or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof; (iii) any insolvency, bankruptcy, reorganization, arrangement, liquidation, winding-up or similar proceeding of or affecting the Mortgagor, the Borrower or the Lessee or
(iv) any other act or omission or delay to do any other act that may vary the risk of the Mortgagor or the Lessee or otherwise operate as a discharge of the obligations of the Mortgagor hereunder, or the Lessee under any agreement with the Mortgagee or otherwise. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment (or any part thereof) of the indebtedness secured hereby is rescinded or must otherwise be restored or returned by the Mortgagee upon the insolvency, bankruptcy or reorganization of the Mortgagor or the Borrower or otherwise, as though such payment had not been made.

     Section 5.06  Successors and Assigns.
                   ----------------------

     The Mortgagor may not assign nor transfer any of its rights or obligations under this Agreement without the prior written consent of the Mortgagee, and no such assignment or transfer of any such obligation shall relieve the Mortgagor thereof unless the Mortgagee shall have consented to such release in a writing specifically referring to the obligation from which the Mortgagor is to be released. The Mortgagee may assign or transfer its rights and obligations under this Agreement in connection with a corresponding assignment of its rights, title and interests under the Loan Agreement and the Note. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Mortgagor, the Mortgagee and their respective successors, assigns and transferees.

     Section 5.07  Severability.
                   ------------

     This Agreement is intended to comply with the laws of the jurisdiction or jurisdictions wherein it is to be enforced, and any provisions hereof not so complying shall be deemed to be modified accordingly in the manner and to the extent that shall best effect the intentions and purposes reflected in and contemplated by this Agreement. Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction. Any impairment or invalidity, under the laws of any jurisdiction, of this Agreement, in its aspect as security for any portion of the indebtedness of the Mortgagor to the Mortgagee, hereunder or under the Loan Agreement or the Operative Documents, for any portion of any other indebtedness or obligation secured hereby, shall not impair or invalidate this Agreement as security for any other portion thereof.

     Section 5.08  Governing Law.
                   -------------

          THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     Section 5.09  Consent to Jurisdiction; Process Agent, etc.
                   -------------------------------------------

          (a) The Mortgagor hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or any other Operative Document, and the Mortgagor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The Mortgagor hereby irrevocably waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (b) The Mortgagor hereby appoints the Process Agent as its agent to receive on its behalf and in respect of its property service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Mortgagor in care of the Process Agent at the Process Agent's address set forth herein, and the Mortgagor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Mortgagor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section
5.11. The Mortgagor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c) Nothing in this Section 5.09 shall affect the right of any other party to serve legal process in any other manner permitted by law or affect the right of any other party to bring any action or proceeding against the Mortgagor or its properties in the courts of other jurisdictions.

          (d) To the extent that the Mortgagor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Mortgagor hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Operative Documents.

     Section 5.10   Further Assurances.
                    ------------------

     At any time and from time to time, upon the request of the Mortgagee, the Mortgagor shall promptly and duly execute and deliver any and all such further instruments and documents as the Mortgagee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein. Upon the instructions at any time and from time to time of the Mortgagee, the Mortgagor will execute and file any supplement to this Agreement, any financing statement (and any continuation statement with respect to any financing statement) or any other similar document relating to the security interests and assignments created by this Agreement and the Operative Documents as may be specified in such instructions.

     Section 5.11  Notices.
                   -------

     All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, telecopy transmission or telex) and shall be given to such party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for that purpose by notice to the other parties. All written notices and communications shall be sent by registered or certified mail, postage pre-paid, return receipt requested, by pre-paid telex or telecopier, or delivered by hand. Each such notice, request or other communication shall be effective (i) if given by telecopy or telex, when such telecopy or telex is transmitted to the telecopy or telex number and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, or prepaid overnight courier on the date received at the address, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that notices of a change of address, telex or telecopier number shall not be effective, until physically received by an officer of the Mortgagee in such unit as may be responsible, at the time, for the administration of this Agreement not later than 10:00 a.m., New York time, on any day if such day is to count as a Business Day for the purpose of determining the adequacy of any notice to the Mortgagee hereunder.

If to the Mortgagor:

      PS Group First Delaware Trust
      c/o Wilmington Trust Company
      Rodney Square North
      North Market Street
      Wilmington, DE  19890-0001

      Telecopy:      (302) 651-8882
      Attention:     Corporate Trust Administration

with a copy to:

          PS Group, Inc.
          4370 La Jolla Village Drive
          Suite 1050
          San Diego, CA  92122

          Telecopy:   (858) 642-1955
          Attention:  Chief Financial Officer

If to the Mortgagee:

      GATX Capital Corporation
      Four Embarcadero Center
      Suite 2200
      San Francisco, California 94111

      Telecopy:      415-955-3449
      Attention:     Fred Vaske



     Section 5.12  Liability of Mortgagee.
                   ----------------------

     The Mortgagee shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence.

     Section 5.13  Absence of Certain Duties.
                   -------------------------

     The Mortgagee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of the Lease or of this Agreement or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not the Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral, (iv) to confirm, verify or inquire into the failure to receive any financial statements of the Lessee or (v) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Lessee's covenants under the Lease with respect to the Aircraft.

     Section 5.14  Counterparts.
                   ------------

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.15  Entire Agreement.
                   ----------------

     This Agreement and the other Operative Documents embody the entire agreement between the Mortgagor and the Mortgagee relating to the subject matter hereof.

     Section 5.16  Limitation of Liability.
                   -----------------------

     Notwithstanding anything contained herein to the contrary, this instrument has been executed by Wilmington Trust Company, not in its individual capacity but solely in capacity as trustee of the Mortgagor, and in no event shall Wilmington Trust Company in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Mortgagor hereunder, as to all of which recourse shall be had solely to the assets of the Mortgagor. For all purposes of this Agreement, in the performance of any duties or obligations of the Mortgagor hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     Section 5.17  Definitions and Construction.
                   ----------------------------

     As used herein, the following terms shall have the meanings respectively set forth after each (with any capitalized terms used herein and not otherwise defined herein having the meanings assigned to such terms in the Loan Agreement):

     "Agreement" means this Mortgage and Security Agreement, as the same may be
      ---------
modified, amended or supplemented from time to time.

     "Aircraft" has the meaning set forth in Section 1.01(a) of this Agreement.
      --------

     "Airframe" has the meaning set forth in Section 1.01(a) of this Agreement.
      --------

     "Applicable Law" means all applicable provisions of all constitutions,
      --------------
treaties, statutes, rules, regulations, directives and orders of governmental bodies and all decisions, orders, judgments and decrees of all courts (whether at law or in equity) and arbitrators.

     "Aviation Act" shall mean the United States Federal Aviation Act of 1958,
      ------------
as amended, as recodified in Title 49 of the United States Code.

     "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as amended
      ---------------
from time to time, and any successor statute of similar import, together with the rules thereunder, in each case in effect form time to time. Reference to sections of the Bankruptcy code shall be construed to also refer to any successor sections.

     "Basic Rent" means the rent payable on a periodic basis for the Aircraft
      ----------
pursuant to a Lease, but does not include security deposits or maintenance reserves.

     "Borrower" means [PS] Group, Inc., a Delaware corporation.
      --------

     "Collateral" has the meaning set forth in Section 1.01 of this Agreement.
      ----------

     "Collateral Account" has the meaning set forth in the Collateral Account
      ------------------
and Pledge Agreement.

     "Collateral Account and Pledge Agreement" means the Collateral Account and
      ---------------------------------------
Pledge Agreement to be dated the Closing Date between the Borrower and the Mortgagee, as amended from time to time.

     "Condemnation" has the meaning set forth in Section 4.01 of this Agreement.
      ------------

     "Engine" has the meaning set forth in Section 1.01(b) of this Agreement.
      ------

     "Event of Loss" means (i) if an Aircraft is not subject to a Lease, any of
      -------------
the following events: (x) the actual or constructive total loss of an Aircraft or the agreed or compromised total loss of an Aircraft; (y) any capture, condemnation, confiscation, requisition, purchase, seizure or forfeiture of, or any taking for use or of title to, an Aircraft, in each case, that shall have resulted in the loss of possession or title of an Aircraft by [ ] (other than a requisition for use by the United States Government) and (ii), if an Aircraft is subject to a Lease, any event defined as an "Event of Loss," "Casualty Occurrence" or similar term in such Lease. An Event of Loss shall be deemed to have occurred (i) if an Aircraft is not subject to a Lease, (x) in the event of an actual loss of an Aircraft, on the date of such loss; (y) in the event of damage which results in a constructive or compromised or arranged total loss of an Aircraft, on the date of the event giving rise to such damage; (z) in the case of any event referred to in clause (i)(y) above, on the date of the occurrence of such event, and (ii) if the Aircraft is subject to a Lease, at such times as are set forth in such Lease of an Aircraft for the foregoing events.

     "Excluded Payments" has the meaning set forth in Section 1.02(a) of this
      -----------------
Agreement.

     "FAA" means the United States Federal Aviation Administration and any
      ---
successor agency.

     "Lease" means the Lease Agreement, dated as of [ ], among the Mortgagor and
      -----
the Lessee, with respect to the Aircraft, as more particularly described in Annex I attached hereto, as hereafter amended, modified or supplemented from time to time in accordance with the Loan Agreement.

     "Lessee" means US Airways, Inc.
      ------

     "Lessee Deposits" has the meaning set forth in Section 1.06 of this
      ---------------
Agreement.

     "Loan Agreement" has the meaning set forth in the recitals of this
      --------------
Agreement.

     "Material Adverse Effect" means (i) with respect to any Person, a
      -----------------------
materially adverse effect on such Person's business, assets, liabilities, financial condition, results of operations or business prospects, (ii) with respect to any contract or any other obligation, a materially adverse effect, as to any party thereto, upon the binding nature, validity or enforceability thereof and (iii) with respect to this Agreement, the Loan Agreement or the other Operative Documents, an adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, validity or enforceability thereof as obligations of the Mortgagor.

     "Mortgage Supplement" has the meaning set forth in Section 1.01(g).
      -------------------

     "Mortgagee" means GATX Capital Corporation, a Delaware corporation, and its
      ---------
successors and assigns.

     "Mortgagee Amounts" has the meaning set forth in Section 2.04(b).
      -----------------

     "Mortgagor" means PS Group First Delaware Trust, a Delaware business trust.
      ---------

     "Obligations" means all liabilities and obligations, including but not
      -----------
limited to, all principal, interest, premium, if any, fees, expenses and other obligations set forth in this Agreement, the Loan Agreement, the Note and the other Operative Documents of every nature of the Mortgagor and the Borrower from time to time owed to the Mortgagee, in each case, whether now existing or hereafter arising, absolute or contingent, joint and/or several, secured or unsecured, direct or indirect, expressed or implied in law, contractual or tortious, liquidated or unliquidated, at law or in equity, or otherwise and any and all costs of collection and/or reasonable attorneys' fees incurred in connection therewith.

     "Operative Documents" means, without duplication, each of the Loan
      -------------------
Agreement, this Agreement, the Lease, the Note and each other document, instrument or agreement delivered in accordance with any of the foregoing.

     "Parts" means (i) all appliances, parts, instruments, appurtenances,
      -----
accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines) which may from time to time be incorporated or installed in or attached to any Airframe or Engine; and (ii) any replacement Part which may from time to time be substituted for a Part leased under the Lease; and all such appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment removed from such Airframe or Engine, so long as title thereto or any interest therein shall remain vested with Mortgagor.

     "Process Agent" means Integrated Capital Associates, which currently
      -------------
maintains an office in New York situated at 101 East 52/nd/ Street, New York, NY 10022.

     "Rent" means Basic Rent and all other amounts (other than Excluded
      ----
Payments), payable by the Lessee under the Lease.

     "Representation and Warranty" means any representation or warranty made
      ---------------------------
pursuant to or under (a) Section 3.01 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR
(b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE MORTGAGOR.

     "Reserved Powers" has the meaning set forth in Section 1.02 of this
      ---------------
Agreement.

     "Security Agreement" means the Security agreement to be dated the Closing
      ------------------
Date between the Borrower and the Mortgagee, as amended from time to time.

     "Term" means the term, for which the Aircraft is leased pursuant to the
      ----
Lease.

Any term used in this Agreement and not specifically defined in this Agreement that is defined in the Loan Agreement shall have the meaning ascribed to such term in the Loan Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement, shall be deemed incorporated herein by reference. Any reference in this Agreement to any other document, agreement, instrument, or applicable law includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity contained herein shall be construed or resolved against Mortgagee or Mortgagor, whether under any rule of construction or otherwise. In the event of any direct conflict between the express terms and provisions of this Agreement and those of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have, by their indicated officers
thereunto duly authorized, caused this Mortgage and Security Agreement [N    ]
to be executed as of the day and year first above written and to be delivered in the State of New York.

                              Mortgagor,

                              PS GROUP FIRST DELAWARE TRUST


                              By:  Wilmington Trust Company, not in
                                   its individual capacity but solely as trustee

                              By:_______________________________________
                                 Name:
                                 Title:


                              Mortgagee,


                              GATX CAPITAL CORPORATION


                              By:______________________________________
                                 Name:
                                 Title:

                                                                         ANNEX I
                                                                         -------



                         [FORM OF DESCRIPTION OF LEASE]

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

                                  ARTICLE I
                               SECURITY INTEREST

Section 1.01     Granting of Security Interest...........................   2
Section 1.02     Certain Retained Rights.................................   4
Section 1.03     Certain Releases of Lien................................   5
Section 1.04     No Liability of Mortgagee...............................   6
Section 1.05     Liability of Mortgagor..................................   6
Section 1.06     No Segregation of Monies; No Interest...................   7
Section 1.07     Lessee's Quiet Enjoyment................................   7

                                    ARTICLE II

                          EVENTS OF DEFAULT; DISPOSITION OF
                       COLLATERAL AND APPLICATION OF PROCEEDS
Section 2.01     Judicial Proceedings, etc., Following Event of Default..   7
Section 2.02     Delivery of Collateral, Power of Sale, etc..............   9
Section 2.03     Right to Possession etc.................................   9
Section 2.04     Application of Proceeds.................................  10
Section 2.05     Matters Involving Manner of Sale........................  11

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01     Representations and Warranties..........................  12
Section 3.02     Covenants...............................................  13

                                   ARTICLE V

                                 MISCELLANEOUS
Section 5.01     Performance by Mortgagee................................  13
Section 5.02     Power of Attorney.......................................  14
Section 5.03     Waiver, etc., by Mortgagor..............................  14
Section 5.04     Amendment; Waivers etc..................................  15
Section 5.05     Mortgagor's Obligations Absolute........................  15
Section 5.06     Successors and Assigns..................................  16
Section 5.07     Severability............................................  16
Section 5.08     Governing Law...........................................  16
Section 5.09     Consent to Jurisdiction; Process Agent, etc.............  16
Section 5.10     Further Assurances......................................  17
Section 5.11     Notices.................................................  17

Section 5.12     Liability of Mortgagee..................................  18
Section 5.13     Absence of Certain Duties...............................  18
Section 5.14     Counterparts............................................  19
Section 5.15     Entire Agreement........................................  19
Section 5.16     Limitation of Liability.................................  19
Section 5.17     Definitions and Construction............................  19

Annex I          Definition of Terms

                                                                       EXHIBIT G



                    COLLATERAL ACCOUNT AND PLEDGE AGREEMENT



                                    between



                                PS GROUP, INC.


                                      and


                           GATX CAPITAL CORPORATION,
                                   as Lender



                        Dated as of _____________, 2000
 s
                               TABLE OF CONTENTS
                               -----------------

                                                                                            Page
                                                                                            ----
ARTICLE I   COLLATERAL ACCOUNT............................................................   1
     A.     Establishment.................................................................   1
     B.     Pledge and Grant of Security Interest.........................................   1
     C.     Deposits......................................................................   2
     D.     Transfers and Other Liens.....................................................   2
     E.     Investment....................................................................   2
     F.     Duty of Care..................................................................   2
     G.     Remedies Upon Default.........................................................   3

ARTICLE II  INDEMNIFICATION; APPLICATION OF PROCEEDS;
            REMEDIES......................................................................   3

ARTICLE III COVENANTS AND WARRANTIES OF THE DEBTOR........................................   3
     A.     Further Assurances............................................................   3
     B.     Power of Attorney.............................................................   4
     C.     Certain Actions...............................................................   4
     D.     Executive Offices.............................................................   4

ARTICLE IV  MISCELLANEOUS.................................................................   5
     A.     Security Interest Absolute....................................................   5
     B.     Continuing Security Interest..................................................   5
     C.     Survival......................................................................   5
     D.     Amendments....................................................................   6
     E.     No Waiver.....................................................................   6
     F.     Notices.......................................................................   6
     G.     Counterparts..................................................................   6
     H.     Severability..................................................................   6
     I.     Captions......................................................................   6
     J.     GOVERNING LAW.................................................................   6
     K.     Successors and Assigns........................................................   6

          COLLATERAL ACCOUNT AND PLEDGE AGREEMENT dated as of _____________, 2000 between PS GROUP, INC., a Delaware corporation (the "Debtor") and GATX CAPITAL CORPORATION, a Delaware corporation (the "Lender").

          The Debtor and the Lender have entered into a Loan Agreement (the "Loan Agreement"), dated as of December 18, 1999. Pursuant to a Security Agreement dated as of ________ __, 2000, from the Debtor to the Lender (the "Security Agreement"), the Debtor is granting certain security interests to the Lender. Defined terms used and not defined herein have the meanings set forth in the Loan Agreement.

          To secure (x) the payment of all sums now or hereafter owing to the Lender by the Debtor under the Loan Documents to which the Lender is a party or a beneficiary (the "Lender Documents," including the Note) and (y) the performance and observance of all of the Debtor's covenants and conditions contained in the Lender Documents (the "Indebtedness"), the Debtor has established for the benefit of the Lender an account and has agreed to deposit or cause to be deposited certain sums in such account and to pledge to the Lender all of its right, title and interest in and to all amounts in, and all investments of and proceeds from, such account. The Lender and the Debtor wish to set forth the terms regarding the account, and the use and control of the proceeds therein, all in accordance with the terms and provisions of this Agreement.

          The parties agree as follows:


                                   ARTICLE I

                              COLLATERAL ACCOUNT
                              ------------------

          A.   Establishment.  The [Lender] shall establish an account (the
               -------------
"Collateral Account") entitled "GATX MAILBOX" with Bank of America, Dallas, Texas 75202 (ABA #111-000-012), Account No. 3751463469. Subject to the
provisions of this Agreement, the Lender shall have sole dominion and control over the Collateral Account and, after the occurrence and continuation of an Event of Default, shall have sole authority to make withdrawals therefrom, and the Collateral Account shall be maintained and administered by the Lender.

          B.   Pledge and Grant of Security Interest.  As security for the
               -------------------------------------
prompt and complete payment (whether at stated maturity, by acceleration or otherwise) of the Indebtedness, the Debtor hereby delivers, deposits, sets over, confirms, assigns and pledges to, and grants to the Lender, a continuing possessory lien and security interest in the Collateral Account and the following (collectively the "Collateral Account Proceeds"):

               (i) All Available Cash deposited in the Collateral Account on or after the Closing;

               (ii) All amounts now or hereafter on deposit in the Collateral Account;

               (iii) All Investments (as hereinafter defined) and all other amounts earned on amounts deposited in the Collateral Account or on Investments; and

               (iv)   All cash and non-cash proceeds of the foregoing.

          C.   Deposits.  The Debtor shall deposit, or cause to be deposited, in
               --------
the Collateral Account all Available Cash received by the Debtor. To the extent that any Lease Payments are received by the Debtor in a form other than cash, Debtor will transfer such non-cash Lease Payments to the Lender in the form in which it is received as promptly as practicable.

          D.   Transfers and Other Liens.  Except as permitted hereunder, the
               -------------------------
Debtor shall not sell, transfer, encumber, hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral Account Proceeds, or create or permit to exist any lien, security interest, or other charge or encumbrance upon any of the Collateral Account Proceeds, except for the pledge and security interest granted under this Agreement.

          E.   Investment.  The Debtor or the Lender, as the case may be, shall
               ----------
to the extent practicable invest, on a daily basis, all or any portion of the Collateral Account Proceeds in one or more of the following investments (collectively, the "Investments"):

               (i) Obligations issued by or guaranteed as to principal and interest by the United States government, its agencies and instrumentalities;

               (ii) Time deposits, negotiable certificates of deposit, bankers' acceptances and short-term notes of banks (domestic or Canadian) having total assets in excess of $1 billion; and

               (iii) Short-term obligations of domestic issuers which at the time of investment are (a) rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service, Inc., or (b) if not rated, issued by a Person which at the date of investment has any outstanding debt securities rated at least A by Standard & Poor's or A by Moody's.

          F.   Duty of Care.  Other than the exercise of reasonably prudent care
               ------------
to assure the safe custody of the Collateral Account Proceeds while held hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral Account Proceeds upon disbursement of the Collateral Account Proceeds in accordance with Section 2.7 of the Loan Agreement. The Lender shall be deemed to have exercised reasonably prudent care in the custody and preservation of the Collateral Account Proceeds in its possession if the Collateral Account Proceeds are accorded treatment substantially equal to that which it accords its own property. Without limiting the generality of the foregoing, neither the Lender nor any of its respective directors, officers, agents or employees shall be liable (i) for any failure to invest or reinvest any cash in the Collateral Account in the absence of its or their own gross negligence or willful misconduct or for any losses incurred by reason of Investments made in accordance with Section 1.6 or (ii) for any action taken or omitted to be taken by the Lender in accordance with any instructions or other notice which the Lender believes in good faith to be properly given by the Debtor hereunder.

          G.   Remedies Upon Default.  Upon the occurrence of an Event of
               ---------------------
Default, the Lender may (in addition to any other rights or remedies under this Agreement, at law or otherwise) retain for its own account or otherwise sell or dispose of all or any portion of the Collateral Account Proceeds in one or more public or private sales, and, in each case, apply such Collateral Account Proceeds or the proceeds therefrom in accordance with Section 2.7 of the Loan Agreement.


                                  ARTICLE II

                        USE AND APPLICATION OF PROCEEDS
                        -------------------------------

          Except after the occurrence and during the continuance of an Event of Default, the proceeds of the Collateral Account Proceeds, or any part thereof, may be used by the Borrower in the ordinary course of its business in accordance with the Loan Agreement; provided, however, that all Collateral Account Proceeds
                         --------  -------
which constitute Available Cash shall be applied by the Debtor in accordance with Section 2.7(a) of the Loan Agreement.


                                  ARTICLE III

                    COVENANTS AND WARRANTIES OF THE DEBTOR
                    --------------------------------------

          The Debtor warrants to and covenants and agrees with the Lender as follows:

          A.   Further Assurances. The Debtor hereby covenants and agrees that
               ------------------
it shall (i) perform such acts and execute, acknowledge and deliver, from time to time, such financing statements and other instruments as may be reasonably required by the Lender to perfect or better assure this Agreement and the security interests created hereby, and file or record the same in the public records specified by the Lender and (ii) upon request of the Lender, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in the Lender's reasonable opinion to further perfect and protect any security interest granted or purported to be granted hereby, to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral Account Proceeds or to effectuate the purpose and intent of this Agreement.

          B.   Power of Attorney.  The Debtor does hereby irrevocably constitute
               -----------------
and appoint the Lender and all Persons designated by the Lender for that purpose its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, after the occurrence and continuation of an Event of Default, (i) to receive payment of and to endorse the Debtor's name to any of the Collateral Account Proceeds (including checks, drafts or other orders for the payment of money) that come into the Lender's possession or under the Lender's control (including any amounts in the Collateral Account), (ii) to make all demands, consents and waivers, or take any other action with respect to, the Collateral Account Proceeds, (iii) to make all withdrawals from the Collateral Account,
(iv) to otherwise act with respect thereto as though it were the outright owner of the Collateral Account Proceeds, and (v) in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Debtor or otherwise, which the Lender may deem necessary or appropriate to protect and preserve the right, title and interest of the Lender in and to the Collateral Account Proceeds and the security intended to be afforded hereby. The appointment of the Lender as the Debtor's attorney-in-fact and the Lender's rights and powers are coupled with an interest and are irrevocable until all Indebtedness owed to such Lender shall have been paid in full.

          C.   Certain Actions.  Until the payment in full of all of the
               ---------------
Indebtedness owed to it, the Lender shall have the right to the exclusion of the Debtor to, after the occurrence and continuation of an Event of Default, (i) make all demands, consents and waivers, or take any other action with respect to, the Collateral Account Proceeds, (ii) accept the payment of any interest, principal or other amounts payable under or in connection with the Collateral Account Proceeds, (iii) commence any actions to enforce the Collateral Account Proceeds, (iv) make all withdrawals from the Collateral Account, and (v) otherwise act with respect to the Collateral Account Proceeds as though it were the outright owner thereof.

          D.   Executive Offices.  The principal place of business and chief
               -----------------
executive office of the Debtor is: 4370 La Jolla Village Drive, Suite 1050, San Diego, CA 92122, or such other location of which Debtor shall have given the Lender 30 days' prior written notice.

                                  ARTICLE IV

                                 MISCELLANEOUS
                                 -------------


          A.   Security Interest Absolute.  The security interest, rights of the
               --------------------------
Lender and obligations of the Debtor granted or created under this Agreement shall be absolute and unconditional irrespective of:

               (i) Any lack of validity or enforceability in whole or in part of this Agreement, the Loan Agreement, any other Lender Document, or any other agreement or instrument executed or delivered in connection herewith or therewith;

               (ii) Any change in the time, manner or place of payment of, or in any other term of, the Loan Agreement, any other Lender Document, or any other amendment or waiver of, or any consent to any departure from, such agreement or any other instrument executed or delivered in connection herewith or therewith;

               (iii) Any exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of, or consent to departure from, any guaranty, for all or any of the Indebtedness;

               (iv) Any other circumstance which might otherwise constitute a defense available to, or a discharge of the Debtor in respect of, any Indebtedness; or

               (v) Any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Debtor.

          B.   Continuing Security Interest.  This Agreement creates a
               ----------------------------
continuing security interest in the Collateral Account Proceeds and shall be binding upon the Debtor, its successors and assigns, and inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and each of them and their respective successors, transferees and assigns.

          C.   Survival.  All covenants, agreements, representations and
               --------
warranties contained in this Agreement and any and each other agreement or instrument delivered pursuant hereto shall survive the execution and delivery of this Agreement and shall continue in effect until all Indebtedness shall have been paid in full.

          D.   Amendments.  No amendment or waiver of any provision of this
               -----------
Agreement, nor consent to any departure by any party, shall in any event be effective unless the same shall be in writing and signed by each of the parties and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          E.   No Waiver.  No failure on the part of any party to exercise, and
               ---------
no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          F.   Notices.  All notices, requests, demands, consents and other
               -------
communications to or upon the parties to this Agreement with respect to the Lender shall be given pursuant to Section 8.6 of the Loan Agreement.

          G.   Counterparts.  This Agreement may be executed by the parties
               ------------
hereto in two or more counterparts, and by separate parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          H.   Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          I.   Captions.  The table of contents and the captions in this
               --------
Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          J.   GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

          K.   Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Debtor, and any such attempted assignment shall be void.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         PS GROUP, INC.


                         By:___________________________________
                             Name:
                             Title:


                         GATX CAPITAL CORPORATION


                         By:___________________________________
                             Name:
                             Title:

                   [COLLATERAL ACCOUNT AND PLEDGE AGREEMENT]

                                                                       EXHIBIT H



          SUBSIDIARY GUARANTY dated as of _________, 1999 by PS Trading, Inc., a California corporation (the "Guarantor"), in favor of GATX Capital Corporation, a Delaware corporation (the "Beneficiary").

          The Beneficiary has entered into a Loan Agreement dated as of December 18, 1999 with PS Group, Inc., a Delaware corporation (the "Borrower").

          The Borrower is the owner of 100% of the capital stock of the Guarantor.

          The Beneficiary has required, as a condition precedent to making the loan to the Borrower under the Loan Agreement, that the Guarantor execute and deliver this Guaranty. The Beneficiary would not make the loan but for the execution and delivery of this Guaranty by the Guarantor.

          In furtherance of the business purposes of the Guarantor, the Guarantor desires to irrevocably and unconditionally guaranty all of the obligations of the Borrower under the Loan Documents (as hereafter defined).

          The Guarantor agrees as follows:

          1.  Definitions.  Capitalized terms not otherwise defined in this
              -----------
Guaranty have the meanings ascribed to them in the Loan Agreement.

          2. The Guaranty.
             ------------

          (a) The Guarantor hereby irrevocably guaranties (i) the due and punctual payment in full (in immediately available funds) when due (whether at stated maturity, upon acceleration, demand or otherwise, including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, or any successor provision), of any and all sums, whether of principal, interest (including any interest payable subsequent to a default), fees, expenses, indemnities and other amounts (including all fees and disbursements of counsel to the Beneficiary), payable by the Borrower pursuant to or arising under, out of or in connection with the Loan Documents, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, and (ii) the prompt and complete performance by the Borrower of all other terms and provisions of the Loan Documents (the obligations to pay all such sums and perform all such terms and provisions are hereafter collectively referred to as the "Guarantied Obligations"). The Guarantor acknowledges that there are no conditions whatsoever to the effectiveness of this Guaranty.

          (b) Anything contained in this Guaranty to the contrary notwithstanding, (i) the obligations of the Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render the Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor
(A) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder and (B) under any Guarantee of senior unsecured indebtedness or Debt subordinated in right of payment to the Guarantied Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of the Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of the Guarantor pursuant to (I) applicable law or
(II) any agreement providing for an equitable allocation among the Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties; and (ii) the Beneficiary agrees that it shall not have any recourse against the PST Environmental Reserve Account.

     3.   Liability of the Guarantor.  The Guarantor agrees that its
          --------------------------
obligations hereunder are irrevocable, continuing, absolute, independent and unconditional and shall not be affected by any circumstance whatsoever (other than the payment in full and the complete performance of the Guarantied Obligations) which may constitute a defense or a legal or equitable discharge (whether in whole or in part) of a guarantor or surety, whether foreseen or unforeseen and whether similar or dissimilar to any circumstance described in this Guaranty. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

          (a) Guaranty of Payment.  This Guaranty is a guaranty of payment and
              -------------------
performance, and not of collection only. The Guarantor waives any requirement that the Beneficiary, as a condition of payment by the Guarantor, (i) proceed against the Borrower, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security received from the Borrower, any other guarantor of the Guarantied Obligations or any other Person,
(iii) proceed against or have resort to any balance of any deposit account or credit on the books of the Beneficiary in favor of the Borrower, any other guarantor of the Guarantied Obligations or any other Person, or (iv) pursue any other remedy whatsoever in the power of the Beneficiary.

          (b) Continuing Guaranty.  This Guaranty shall remain in full force and
              -------------------
effect until all of the Guarantied Obligations have been completely performed and paid in full, notwithstanding that from time to time prior thereto the Borrower may be free from any of the Guarantied Obligations. The Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Guarantied Obligations that has not been completely performed or paid in full.

     (c) Absolute and Unconditional Guaranty.  This Guaranty and the
         -----------------------------------
obligations of the Guarantor hereunder are not subject to any reduction, limitation, impairment, discharge or termination for any reason (other than the complete performance and the payment in full of the Guarantied Obligations), including the occurrence of any one or more of the following, whether or not the Guarantor shall have had notice or knowledge of any of them:

         (i) any change in the manner, place or terms of payment (including the currency thereof) of any of the Guarantied Obligations;

         (ii) any settlement, compromise, release or discharge of, or acceptance or refusal of any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto or any subordination of the payment of the Guarantied Obligations to the payment of any other obligations;

         (iii) any rescission, waiver, extension, renewal, alteration, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to Events of Default) of the Guarantied Obligations or any agreement relating thereto, or any other guaranties or security for the Guarantied Obligations, in each case whether or not in accordance with the terms thereof;

         (iv) the Guarantied Obligations, this Guaranty or any other agreement relating thereto at any time being found to be illegal, invalid or unenforceable in any respect or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of any of the Guarantied Obligations;

         (v) any request or acceptance of other guaranties of the Guarantied Obligations or the taking and holding of any security for the payment of the Guarantied Obligations, this Guaranty, or any other guaranty of the Guarantied Obligations or any release, impairment, surrender, exchange, substitution, compromise, settlement, rescission or subordination thereof;

         (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; or any enforcement and application of any security now or hereafter held by the Beneficiary in respect of this Guaranty or the Guarantied Obligations and any direction of the order or manner of sale thereof, or the exercise of any other right or remedy that the Beneficiary may have with respect to any such security, as the Beneficiary in its sole discretion may determine, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales;

         (vii) any failure or omission to exercise, assert or enforce, or any agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranties of or any security for the payment of the Guarantied Obligations;

         (viii) any change in, or reorganization of, the corporate structure of the Borrower or any of its Subsidiaries or any dissolution, termination, consolidation or merger or sale or other disposition, whether or not for fair consideration, of all or substantially all of the assets of any of the foregoing or any consent of the Beneficiary thereto or to any restructuring of the Guarantied Obligations;

         (ix) the election by the Beneficiary in any proceeding instituted under the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code; any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code; or the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Beneficiary for repayment of the Guarantied Obligations;

         (x) any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Borrower or the Guarantor; or

         (xi) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Guarantied Obligations.

     4. Waivers of Notices and Defenses.  The Guarantor hereby waives, for the
        -------------------------------
benefit of the Beneficiary:

         (i) any defense arising by reason of the incapacity, lack of authority or any disability of the Borrower;

         (ii) any notice of the creation, renewal, extension or accrual of any of the Guarantied Obligations and notice of or proof of reliance by the Beneficiary upon this Guaranty or acceptance of this Guaranty (the Guarantied Obligations and all dealings between the Borrower and the Guarantor, on the one hand, and the Beneficiary, on the other hand, being conclusively deemed to have been created, incurred or conducted in reliance upon this Guaranty);

         (iii) any setoff or counterclaim, any demand for performance, notice of nonperformance, diligence, presentment, protest, notice of protest, notice of dishonor, notice of Defaults or Events of Default, notice of any amendment, renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notice that any portion of the Guarantied Obligations is due, notice of any collection proceedings, and notice of any other fact which might increase the risk of the Guarantor;

          (iv) any defense based upon any statute or rule of law that provides that the obligation of a surety cannot be larger in amount or in other respects more burdensome than that of the principal;

          (v) any benefit of, or any right to participate in, or any notices of exchange, sale, surrender or other handling of, any security or collateral given to the Beneficiary (whether directly or indirectly) to secure payment or performance of the Guarantied Obligations or any other liability of the Borrower to the Beneficiary; and

          (vi) to the fullest extent permitted by law, any other defenses or benefits that may be derived from or afforded by law which limit the liability of, or exonerate, guarantors or sureties, or which may conflict with the terms of this Guaranty, including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, and usury.

     5. Bankruptcy and Related Matters.
        ------------------------------

        (a) No Proceedings Against Borrower.  So long as any of the Guarantied
            -------------------------------
Obligations remain outstanding, the Guarantor shall not, without the prior written consent of the Beneficiary, commence or join with any other Person in commencing any bankruptcy, liquidation, reorganization or insolvency proceedings of, or against, the Borrower.

        (b) Guarantor Remains Obligated.  The obligations of the Guarantor under
            ---------------------------
this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding or action, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, marshaling of assets, assignment for the benefit of creditors, composition with creditors, readjustment, liquidation or arrangement of the Borrower or similar proceedings or actions or by any defense which the Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding or action. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts and obligations that constitute the Guarantied Obligations and would be owed by the Borrower but for the fact that they are unenforceable or not allowable due to the existence of any such proceeding or action.

        (c) Stay of Acceleration.  The Guarantor agrees that, notwithstanding
            --------------------
anything to the contrary herein, if, after the occurrence and during the continuance of an Event of Default, the Beneficiary is prevented by applicable law from exercising its rights to accelerate the maturity of the Guarantied Obligations, to collect interest on the Guarantied Obligations or to enforce or exercise any other right or remedy with respect to the Guarantied Obligations, or the Beneficiary is prevented from taking any action to realize on any security or collateral or is prevented from collecting any of the Guarantied Obligations, the Guarantor shall pay to the Beneficiary upon demand therefor the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Beneficiary.

          (d) Post-Petition Interest.  Pursuant to, and without limiting, the
              ----------------------
foregoing, the Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding or action referred to in Section 5(b) (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of such proceeding or action, such interest as would have accrued on such portion of the Guarantied Obligations if such proceedings or actions had not been commenced) shall be included in the Guarantied Obligations, it being the intention of the Guarantor and the Beneficiary that the Guarantied Obligations shall be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Guarantied Obligations. The Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Beneficiary, or allow the claim of the Beneficiary, in respect of, any such interest accruing after the date on which such proceeding is commenced.

          (e) Reinstatement of Guaranty.  Notwithstanding anything to the
              -------------------------
contrary contained herein, in the event that all or any portion of the Guarantied Obligations are paid by the Borrower, the obligations of the Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, if all or any part of such payment are rescinded or recovered, directly or indirectly, from the Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

     6.   No Subrogation.  Notwithstanding any payment or payments made by the
          --------------
Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Beneficiary, the Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Beneficiary against the Borrower or any other insider guarantor or any collateral security, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be held by the Guarantor in trust for the Beneficiary, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Beneficiary in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Beneficiary, if so requested by the Beneficiary), to be applied against the Guarantied Obligations, whether matured or unmatured, in such order as the Beneficiary may determine.

          7.  Subordination of Other Obligations.  The Guarantor hereby agrees
              ----------------------------------
that any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of the Borrower to the Guarantor collected or received by the Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Beneficiary and shall forthwith be paid over to the Beneficiary to be credited and applied against the Guarantied Obligations without in any way affecting, impairing or limiting the liability of the Guarantor under this Guaranty.

           8. Setoff; Security Arrangements.
              -----------------------------

              (a) Setoff.  In addition to any rights and remedies of the
                  ------
Beneficiary provided by law or otherwise, upon the occurrence of an Event of Default and acceleration of the obligations owing in connection with the Loan Documents or any other Default in the payment of any principal or interest owed thereunder, the Beneficiary shall have the right, without prior notice to the Guarantor, any such notice being expressly waived to the extent permitted by applicable law, to set off and apply against any indebtedness or other amounts due under the Loan Documents, whether matured or unmatured, of the Guarantor to the Beneficiary, any and all deposits (whether general or special, time or demand, provisional or final, and regardless of whether denominated in dollars or in any other currency) and other amounts owing from the Beneficiary to the Guarantor, whether matured or unmatured, at, or at any time after, the happening of any of the above-mentioned events, and such right of set-off may be exercised by the Beneficiary against the Guarantor or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment of attachment creditor of the Guarantor, or against anyone else claiming through or against the Guarantor or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Beneficiary prior to the making, filing or issuance, or service upon the Beneficiary of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. The Beneficiary agrees promptly to notify the Guarantor after any such set-off and application made by the Beneficiary, provided that the failure to give such
                                     --------
notice shall not affect the validity of such set-off and application.

          (b) Security Arrangements.  The Guarantor has granted to the
              ---------------------
Beneficiary a security interest in the collateral subject to the Collateral Documents to which it is a party as collateral security for the Guarantied Obligations and such other obligations as are therein specified. Reference is hereby made to the Collateral Documents for more complete descriptions of the terms and provisions thereof.

     9. Representations and Warranties.  The Guarantor hereby represents
        ------------------------------
and warrants to the Beneficiary that:

        (a) Existence and Power.  The Guarantor is a corporation duly organized
            -------------------
validly existing and in good standing under the laws of California; has all corporate power and all material governmental licenses, authorizations, consents and approvals required to own its property and to carry on its business as now conducted and proposed to be conducted except where the failure to be so organized, existing or in good standing or to have such power would not have a Material Adverse Effect; and is qualified to do business in all jurisdictions in which such qualification is necessary and where failure so to qualify would have a Material Adverse Effect.

        (b) Authorization; No Contravention.  The execution, delivery and
            -------------------------------
performance by the Guarantor of this Guaranty and each other Loan Document to which it is a party, and the granting of Liens and the perfection thereof pursuant thereto, are within the Guarantor's corporate power, have been duly authorized by all necessary corporate action, and, except in immaterial respects
(i) require no action by or in respect of, filing with or notice to, any Governmental Authority and (ii) do not contravene, or constitute a default under, or require the consent of any creditor, stockholder or other person under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor or its Subsidiaries or to which any of their respective assets are subject, or result in the creation or imposition of any Lien on any asset of the Guarantor or any of its Subsidiaries except as provided in the Loan Documents.

        (c) Binding Obligation.  This Guaranty and each other Loan Document to
            ------------------
which the Guarantor is a party has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, morato-rium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and (B) by equitable principles relating to the availability of equitable remedies (regardless of whether considered in a proceeding at law or in equity).

          (d) Not an Investment Company or Holding Company.  The Guarantor is
              --------------------------------------------
not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (e) Relationship to the Borrower.  The Borrower is the owner of 100%
              ----------------------------
of the issued and outstanding capital stock of the Guarantor; the agreement of the Beneficiary to make the Loan to the Borrower is of substantial and material benefit to the Guarantor; and the Guarantor has reviewed and approved copies of the Loan Documents and is fully informed of the remedies the Beneficiary may pursue upon the occurrence of an Event of Default in any Loan Document.

          (f) Incorporation of Certain Representations and Warranties from
              ------------------------------------------------------------
the Loan Agreement.  As qualified by any applicable Schedule of the Company
------------------
Disclosure Schedules, the Guarantor represents and warrants that all representations and warranties relating to it contained in, and as qualified in, the Loan Agreement are true and correct.

     10.  Covenants.
          ---------

          (a) Financial Condition of the Borrower.  The Guarantor agrees that
              -----------------------------------
the Beneficiary shall have no obligation to disclose or discuss with the Guarantor their assessment, or the Guarantor's assessment, of the financial condition of the Borrower. The Guarantor represents and warrants that it has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and the Borrower's ability to perform its obligations under the Loan Documents, and the Guarantor covenants and agrees to keep informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. The Guarantor hereby waives and relinquishes any duty on the part of the Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower, whether now known or hereafter known by the Beneficiary.

          (b) Notice of Events.  As soon as the Guarantor obtains knowledge
              ----------------
thereof, the Guarantor shall give the Beneficiary written notice of any condition or event which has resulted or might reasonably be expected to result in (i) a Material Adverse Effect on the Guarantor or (ii) a breach of, or noncompliance by the Guarantor with, any term, condition or covenant contained herein or in any other Loan Document.

     11.  Events of Default.
          -----------------

          (a) Events of Default.  Each of the following events shall constitute
              -----------------
an "Event of Default" hereunder:

              (i) the Guarantor shall fail to perform or observe any covenant or agreement contained in this Guaranty or in the Merger Documents, on its part to be performed or observed and any such failure shall remain unremedied for [ten] Business Days after the Beneficiary shall have given the Guarantor notice thereof; or an "Event of Default" shall occur and be continuing under, and as respectively defined in, the Loan Agreement or any other Loan Document;

              (ii) any representation or warranty made or confirmed by the Guarantor at the Closing Date, on the date of the Merger, or otherwise under, or in any notice given pursuant to any express requirement of, this Guaranty or any other Loan Document shall prove to have been incorrect in any material respect when made or confirmed;

              (iii) the Guarantor shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any one or more items of Debt in a principal amount in excess of $1,000,000 in the aggregate, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Debt if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Debt or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Debt to become due prior to its stated maturity;

              (iv) the Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and any such proceeding instituted against the Guarantor shall remain undismissed and unstayed for a period of 60 consecutive days; or

              (v) any judgment or order (other than one with respect to a (x) non-recourse Debt or (y) Lien permitted by Section 6.1(a) of the Loan Agreement) for the payment of money in excess of $100,000 shall be rendered against the Guarantor and there shall be any period of 30 consecutive days during which neither (i) such judgment or order shall have been discharged or bonded nor (ii) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall be in effect.

          (b) Acceleration of Maturity.  If an Event of Default shall occur and
              ------------------------
be continuing, the Beneficiary may declare the unpaid principal amount of and all accrued interest on the Loan and the Note and all other amounts payable to it under the Loan Agreement or the Note to be forthwith due and payable, whereupon the unpaid principal amount of and all accrued interest on the Loan and the Note and all such other amounts shall become and be forthwith due and payable; provided that in the case of any of the Events of Default specified in
         --------
Section 11(a)(iv) hereof, without any notice to the Guarantor or any other act by the Beneficiary, the unpaid principal amount of and all accrued interest on the Loan and the Note and all other amounts payable under the Loan Agreement or the Note shall become immediately due and payable.

          (c) Suits for Enforcement.  In case any one or more Events of Default
              ---------------------
shall occur and be continuing, the Beneficiary may proceed to protect and enforce its rights either by suit in equity or by action at law, or by enforcing its rights under the Security Agreement or this Guaranty, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Guaranty or any other Loan Document or for an injunction against a violation of any of the terms hereof or thereof, or to recover damages for the breach thereof, or in aid of the exercise of any power granted herein or therein, or proceed to enforce the payment of the Note or to enforce any other legal or equitable right of the Beneficiary.

          (d) Remedies Cumulative.  No right, power or remedy herein or in the
              -------------------
Note or any other Loan Document conferred upon the Beneficiary is intended to be exclusive of any other right, power or remedy and each and every such remedy shall be cumulative and shall be in addition to every other right, power or remedy given hereunder, or now or hereafter existing at law or in equity or by statute or otherwise.

          (e) Remedies Not Waived.  No course of dealing among the parties
              -------------------
hereto or any delay or omission on the part of any party hereto in exercising any rights hereunder or under the Note or any other Loan Document shall operate as a waiver of any rights of any party hereto.

     12.  Miscellaneous.
          -------------

          (a) Survival of Warranties.  All agreements, representations and
              ----------------------
warranties made herein shall survive the execution and delivery of this Guaranty, the making of the Loan and the execution and delivery of the other Loan Documents.

          (b) Notices.  All notices, requests and other communications to any
              -------
party hereunder shall be in writing and shall be given pursuant to Section 8.6 of the Loan Agreement.

          (c) No Waivers.  No failure or delay by the Beneficiary in exercising
              ----------
any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (d) Expenses.  The Guarantor agrees to pay, or cause to be paid, on
              --------
demand, and to save the Beneficiary harmless against liability for, any and all costs and expenses (including reasonable fees and disbursements of counsel and fees, costs and expenses incurred in connection with any bankruptcy proceeding) incurred or expended by the Beneficiary in connection with the enforcement, amendment, modification or waiver of or preservation of any rights under this Guaranty and under any other Loan Document and the collection of amounts payable hereunder and thereunder and obtaining advice of counsel in respect hereof or thereof, and until so paid, such fees, costs, disbursements and expenses shall be added to, and constitute, Guarantied Obligations.

          (e) Amendments and Waivers.  This writing is intended by the Guarantor
              ----------------------
and the Beneficiary as the final expression of this Guaranty and is also intended as a complete statement of the terms of their agreement with respect to the matters covered hereby. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by the Guarantor therefrom, shall in any event be effective without the written consent of the Beneficiary.

          (f) Successors and Assigns.  This Guaranty is a continuing guaranty
              ----------------------
and shall be binding upon the Guarantor and its successors and assigns; provided
                                                                        --------
that the Guarantor may not assign this Guaranty or any of the rights or obligations of the Guarantor hereunder without the prior written consent of the Beneficiary. This Guaranty shall inure to the benefit of the Beneficiary and its successors and assigns.

     (g)  Applicable Law.  This Guaranty shall be construed in accordance with
          --------------
and governed by the law of the State of New York applicable to agreements made and to be performed entirely within such state.

     (h)  Jurisdiction.
          ------------

          (i) Any action or proceeding against the guarantor relating in any way to this Guaranty or any other Loan Document may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and the Guarantor irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding. The Guarantor irrevocably appoints Integrated Capital Associates of New York, Inc., which currently maintains an office in New York State situated at 101 East 52nd Street, New York, New York 10022, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to the guarantor at its address as provided for notices hereunder. The foregoing shall not limit the right of the beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

          (ii) The Guarantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Guaranty or any other Loan Document in any court located in the borough of Manhattan, city and state of New York, or located in any other jurisdiction chosen by the beneficiary in accordance with clause (i) of this subsection, and hereby further irrevocably waives any claim that a court located in the borough of Manhattan, city and state of New York is not a convenient forum for any such action or proceeding.

     (i)  Severability.  If any provision in or obligation under this Guaranty
          ------------
be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     (j) Interpretation.  Section headings in this Guaranty are included herein
         --------------
for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

          (k) Further Assurances.  At any time or from time to time, upon the
              ------------------
request of the Beneficiary, the Guarantor shall execute and deliver such further documents and do such other acts and things as the Beneficiary may reasonably request in order to effect fully the purposes of this Guaranty.

          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.


                         PS TRADING, INC.



                         By:_______________________________________
                            Name:
                            Title:


                         GATX CAPITAL CORPORATION



                         By:_______________________________________
                            Name:
                            Title:



                             [SUBSIDIARY GUARANTY]

                                                                       EXHIBIT I


--------------------------------------------------------------------------------


                         SUBSIDIARY SECURITY AGREEMENT



                                    between



                                PS TRADING, INC.


                                      and


                           GATX CAPITAL CORPORATION,
                                as Secured Party



                         Dated as of ________ __, 1999



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----

GRANTING CLAUSE.............................................................  1

ARTICLE I

     POSSESSION, USE AND RELEASE OF PROPERTY................................  2
     1.1  Possession........................................................  2
     1.2  Release; Termination of Lien......................................  2
     1.3  Protection of Purchaser...........................................  2
     1.4  Indemnification...................................................  3

ARTICLE II

     DEFAULTS...............................................................  3
     2.1  Secured Party's Rights............................................  3
     2.2  Waiver by Debtor..................................................  4
     2.3  Effect of Sale....................................................  5
     2.4  Application of Proceeds...........................................  5
     2.5  Discontinuance of Remedies........................................  5
     2.6  Cumulative Remedies...............................................  5

ARTICLE III

     COVENANTS AND WARRANTIES OF THE DEBTOR.................................  6
     3.1  Debtor's Duties...................................................  6
     3.2  Further Assurances................................................  6
     3.3  After-Acquired Property...........................................  6
     3.4  Recordation and Filing............................................  6
     3.5  Power of Attorney in Respect of the Collateral....................  7
     3.6  Certain Actions...................................................  7
     3.7  Executive Offices; Location of Assets.............................  8

ARTICLE IV

     MISCELLANEOUS..........................................................  8
     4.1  No Presentment....................................................  8
     4.2  Secured Party's Right to Cure.....................................  8
     4.3  Security Interest Absolute........................................  8
     4.4  Amendments........................................................  9
     4.5  No Waiver.........................................................  9
     4.6  Notices...........................................................  9
     4.7  Counterparts......................................................  9
     4.8  Severability......................................................  9

                                       i


     4.9  Captions.........................................................  10
     4.10 Governing Law....................................................  10
     4.11 Successors and Assigns...........................................  10

GRANTING CLAUSE............................................................   1

ARTICLE I   POSSESSION, USE AND RELEASE OF PROPERTY........................   2
     A.     Possession.....................................................   2
     B.     Release; Termination of Lien...................................   2
     C.     Protection of Purchaser........................................   3
     D.     Indemnification................................................   3

ARTICLE II  DEFAULTS.......................................................   3
     A.     Secured Party's Rights.........................................   3
     B.     Waiver by Debtor...............................................   4
     C.     Effect of Sale.................................................   5
     D.     Application of Proceeds........................................   5
     E.     Discontinuance of Remedies.....................................   5
     F.     Cumulative Remedies............................................   5

ARTICLE III COVENANTS AND WARRANTIES OF THE DEBTOR.........................   6
     A.     Debtor's Duties................................................   6
     B.     Further Assurances.............................................   6
     C.     After-Acquired Property........................................   6
     D.     Recordation and Filing.........................................   6
     E.     Power of Attorney in Respect of the Collateral.................   7
     F.     Certain Actions................................................   7
     G.     Executive Offices..............................................   8

ARTICLE IV  MISCELLANEOUS..................................................   8
     A.     No Presentment.................................................   8
     B.     Secured Party's Right to Cure..................................   8
     C.     Security Interest Absolute.....................................   8
     D.     Amendments.....................................................   9
     E.     No Waiver......................................................   9
     F.     Notices........................................................   9
     G.     Counterparts...................................................   9
     H.     Severability...................................................   9
     I.     Captions.......................................................  10
     J.     Governing Law..................................................  10
     K.     Successors and Assigns.........................................  10

                                                                       EXHIBIT I


          SUBSIDIARY SECURITY AGREEMENT dated as of _________, 2000 from PS TRADING, INC., a California corporation (the "Debtor"), to GATX CAPITAL CORPORATION, a Delaware corporation (the "Lender" or the "Secured Party").

          PS Group, Inc., a Delaware corporation (the "Borrower") and the Lender have entered into a Loan Agreement (the "Loan Agreement"), dated as of December 18, 1999. The Debtor is a wholly-owned Subsidiary of the Borrower and is granting certain security interests to the Lender to secure the Loan made to the Borrower under the Loan Agreement. Defined terms used and not defined herein have the meanings set forth in the Loan Agreement.

          The parties agree as follows:


                                GRANTING CLAUSE
                                ---------------

          The Debtor, in consideration of the premises and of the sum of Ten Dollars received by the Debtor from the Secured Party and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of all sums now or hereafter owing (including any future advances) to the Lender by the Borrower under and pursuant to the Loan Documents to which the Lender is a party or a beneficiary, including the Note (together, the "Lender Documents"), and the performance and observance of all of the Borrower's covenants and conditions contained in the Lender Documents (collectively, the "Indebtedness"), does, subject to the last paragraph of this GRANTING CLAUSE, hereby convey, mortgage, assign, pledge and grant to the Secured Party, its successors and assigns, a first priority security interest in, all and singular, of the Debtor's right, title and interest in and to all of its equipment, inventory, accounts (except the PST Environmental Reserve Account, which is expressly excluded from the Collateral (as hereinafter defined) hereunder), accounts receivable, contract rights, chattel paper, instruments, investment property, drafts and other assets of any kind, and general intangibles, including, without limitation, all proceeds of any and all of the foregoing and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items (all of which properties hereby conveyed, mortgaged, assigned, pledged and granted or intended to be so conveyed, mortgaged, assigned, pledged and granted are hereinafter collectively referred to as the "Collateral").

          The parties hereto further agree:

The foregoing security interest granted pursuant to this GRANTING CLAUSE shall not be effective for any item of Collateral to the extent that such grant would
(A) violate any clause in any Contract, or Requirement of Law prohibiting such grant of a security interest or (B) be based on any Contract or Requirement of Law or otherwise, require the consent of any Person the failure to obtain which would result in a default under each Contract or Lease.

                                   ARTICLE I

                    POSSESSION, USE AND RELEASE OF PROPERTY
                    ---------------------------------------

     1.1  Possession.
          ----------

          (a) Unless an Event of Default shall have occurred and be continuing, the Debtor shall be free to remain in full and exclusive possession, enjoyment, use and control of the Collateral and to manage, operate, exercise its rights in and use the same and each part thereof with the rights and franchises appertaining thereto; provided that the possession, enjoyment, control and use
                      --------
of the Collateral shall at all times be subject to the observance and performance of the terms of the Loan Documents.

          (b) The Debtor covenants and agrees that in the event any monies or payments shall be paid to or distributed to the Debtor in respect of the Collateral, the Debtor will receive and hold the same in trust for the Secured Party, and will promptly upon receipt thereof deposit or cause to be deposited such monies or payments in the Collateral Account in accordance with Section 1.3 hereof.

     1.2  Release; Termination of Lien.
          ----------------------------

          (a) At any time after the payment and discharge in full of all of the Debtor's obligations under the Lender Documents, the Secured Party shall, at the expense of the Debtor, release the lien of this Subsidiary Security Agreement with respect to, and all its other right, title and interest in, any and all Collateral then subject to this Subsidiary Security Agreement.

          (b) On the request and at the expense of the Debtor, the Secured Party shall execute such further documents and take such further actions as may be necessary to effectuate the releases contemplated by Section 1.2(a) hereof, including duly executing and delivering to the Debtor termination statements for filing in all relevant jurisdictions under the Uniform Commercial Code.

     1.3  Protection of Purchaser.  No purchaser in good faith of property
          -----------------------
purporting to be released hereunder shall be bound to ascertain the authority of the

Secured Party to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser in good faith of any item of Collateral be under obligation to ascertain or inquire into the conditions upon which any such sale is hereby authorized.

          1.4  Indemnification.  The Debtor agrees to indemnify and hold
               ---------------
harmless the Secured Party and its officers, directors, employees and agents from and against any and all liabilities, losses, damages, costs and expenses of any kind (including fees, disbursements and other charges of counsel in connection with any investigative, administrative or judicial proceeding, whether or not such indemnified person is a party thereto) that may be suffered or incurred by any such indemnified person, relating to or arising out of this Subsidiary Security Agreement or any other Lender Document, the exercise by the Secured Party of any right or remedy hereunder or thereunder, or any actual or proposed use of proceeds of the Loan, and the Debtor agrees to reimburse each indemnified person from time to time upon demand for any such liabilities, losses, damages, costs and expenses; provided that no indemnified person shall
                                     --------
have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. The foregoing indemnity shall survive the termination of this Subsidiary Security Agreement, and not be affected by any investigation or actual or constructive knowledge of any indemnified person.


                                   ARTICLE II

                                    DEFAULTS
                                    --------

          2.1  Secured Party's Rights.  The Debtor agrees that when any Event of
               ----------------------
Default has occurred and is continuing hereunder, the Secured Party shall have the rights, options and remedies of a secured party, and the Debtor shall have the duties of a debtor, under the Uniform Commercial Code of New York (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and without limiting the foregoing, the Secured Party may exercise any one or more or all of the remedies hereinafter set forth, in any order:

               (a) The Secured Party, personally or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal requirements) to take immediate possession of the Collateral, or any portion thereof, and for that purpose may pursue the same wherever it may be found, and may enter any premises of the Debtor, with or without notice, demand, process of law or legal procedure, to the extent permitted by applicable law, and search for, take possession of, remove, keep and store the same, or use and operate or lease the same until sold (the Secured Party shall give notice to the Debtor of such action);

          (b) The Secured Party shall have the right (subject to compliance with any mandatory legal requirements), either with or without taking possession and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given such notice of such sale by registered mail to the Debtor as is required by law, to sell and dispose of the Collateral, or any part thereof, at private or public sale or at public auction to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Secured Party may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) designated in the notice referred to above; provided that any such sale
                                                     --------
shall be held in a commercially reasonable manner. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further published notice, and the Debtor, the Secured Party or any of their Affiliates, may bid and become the purchaser at any such sale;

          (c) The Secured Party may proceed to protect and enforce this Subsidiary Security Agreement and the other Lender Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for the mortgaged property or any part thereof, or for the recovery of judgment for the Indebtedness or for the enforcement of any other proper, legal or equitable remedy available under applicable law; and

          (d) The Secured Party may (without the necessity of taking any of the actions referred to in paragraphs (a) through (c) above) proceed to exercise all rights, privileges and remedies of the Debtor in and to the Collateral, and may exercise all such rights and remedies either in the name of the Secured Party or in the name of the Debtor, or both, for the use and benefit of the Secured Party.

     2.2  Waiver by Debtor.  To the extent permitted by law, the Debtor
          ----------------
covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, except as to rights expressly provided herein, hereby expressly waives for itself and on behalf of each and every person all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Secured Party, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

          2.3  Effect of Sale.  Any sale, whether under any power of sale hereby
               --------------
given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Debtor in and to the property sold, shall be a perpetual bar, both at law and in equity, against the Debtor, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Debtor, its successors or assigns (subject to the then existing rights, if any, of Persons with respect to the Collateral).

          2.4  Application of Proceeds.  The proceeds of the Collateral, or any
               -----------------------
part thereof, and the proceeds of any remedy hereunder (as well as any other amounts of any kind held by the Secured Party at the time of or received by the Secured Party after the occurrence of an Event of Default hereunder) shall be paid to and applied in accordance with Section 2.7 of the Loan Agreement.

          2.5  Discontinuance of Remedies.  In case the Secured Party shall have
               --------------------------
proceeded to enforce any right under this Subsidiary Security Agreement by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the Debtor and the Secured Party shall be restored to their former position with their former rights hereunder with respect to the Collateral and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been instituted.

          2.6  Cumulative Remedies.  No delay or omission of the Secured Party
               -------------------
to exercise any right or power arising from any default on the part of the Debtor, shall exhaust or impair any such right or power, or prevent its exercise during the continuance of such default. No waiver by the Secured Party, whether such waiver is full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing. The giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the Indebtedness shall not operate to prejudice, waive or affect the security of this Subsidiary Security Agreement or any rights, powers or remedies hereunder, nor shall the Secured Party be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

                                  ARTICLE III

                     COVENANTS AND WARRANTIES OF THE DEBTOR
                     --------------------------------------

          The Debtor warrants to and covenants and agrees with the Secured Party as follows:

          3.1  Debtor's Duties.  The Debtor covenants and agrees to perform,
               ---------------
abide by and to be governed and restricted by each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Lender Documents, and in each supplement thereto or amendment thereof which may at any time or from time to time be executed and delivered by the parties thereto or their successors and assigns, to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein and as though any amendment or supplement to the Lender Documents were fully set out in an amendment or supplement to this Subsidiary Security Agreement. The Debtor undertakes to perform only such duties as are expressly and specifically set forth herein and in the other Lender Documents and no implied obligations or covenants shall be read into this Subsidiary Security Agreement or any other Lender Documents against the Debtor.

          3.2  Further Assurances. The Debtor hereby covenants and agrees that
               ------------------
it shall (i) upon request by the Secured Party, cooperate with the Secured Party to obtain third-party consents in connection with the security interest granted hereunder, (ii) perform such acts and execute, acknowledge and deliver, from time to time, such financing statements and other instruments as may be required by the Secured Party to perfect or better assure this Subsidiary Security Agreement and the security interests created hereby, and file or record the same in the public records specified by the Secured Party, (iii) keep or cause to be kept accurate and complete records and books of account and make or cause to be made the same available for the Secured Party's inspection and transcription at any time upon reasonable advance notice and during business hours, (iv) forward copies of all notices or other communication it receives with respect to any Collateral, and (v) take no action and give no consent, waiver or ratification which could impair the value of the Collateral or would be inconsistent with any of the provisions of this Subsidiary Security Agreement, the Note and the other Loan Documents.

          3.3  After-Acquired Property.  Any and all property described or
               -----------------------
referred to in the GRANTING CLAUSE hereof which is hereafter acquired shall ipso
                                                                            ----
facto and without any further conveyance, assignment or act on the part of the
-----
Debtor or the Secured Party, become and be subject to the security interest herein granted as fully and completely as though specifically described herein.

          3.4  Recordation and Filing.  The Debtor will cause all continuation
               ----------------------
statements and similar notices required by applicable law, and, if requested by Secured Party, this Subsidiary Security Agreement and any financing statements at all times to be kept, recorded and filed in such manner and in such place as may be required by law in order to fully preserve and protect the rights of the Secured Party hereunder.

          3.5  Power of Attorney in Respect of the Collateral.  The Debtor does
               ----------------------------------------------
hereby irrevocably constitute and appoint the Secured Party and all Persons designated by the Secured Party for that purpose its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, (a) to seek and obtain such third-party consents as the Secured Party deems necessary or appropriate in connection with the grant of the security interests hereunder and take all necessary or appropriate action incidental thereto; and (b) if an Event of Default has occurred and is continuing (i) to execute, deliver and file appropriate Uniform Commercial Code Financing Statements and other documents and instruments as may be necessary or, in the reasonable opinion of the Secured Party, desirable to obtain, protect and perfect the security interests created hereunder, (ii) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums which are assigned under the GRANTING CLAUSE hereof with full power to settle, adjust or compromise any claim thereunder as fully as if it were the Debtor itself, (iii) to receive payment of and to endorse the Debtor's name to any items of Collateral (including checks, drafts or other orders for the payment of money) that come into the Secured Party's possession or under the Secured Party's control (including any amounts in the Collateral Account), (iv) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (v) to make all withdrawals from the Collateral Account, (vi) to otherwise act with respect thereto as though it were the outright owner of the Collateral, and (vii) in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Debtor or otherwise, which the Secured Party may deem necessary or appropriate to protect and preserve the right, title and interest of the Secured Party in and to the Collateral and the security intended to be afforded hereby. The appointment of the Secured Party as the Debtor's attorney-in-fact and the Secured Party's rights and powers are coupled with an interest and are irrevocable until the unpaid principal amount of and accrued interest on the Note and all other amounts payable under the Lender Documents shall have been paid in full.

          3.6  Certain Actions.  The Debtor shall not during the term of this
               ---------------
Subsidiary Security Agreement, unless specifically permitted under this Subsidiary Security Agreement, make any demands, waivers or consents, or take any other actions with respect to, nor accept any payments of any interest, principal or other amounts payable under or in connection with the Collateral Account Proceeds without, in any such case, the express prior written consent of the Secured Party. Until the payment in full of all Indebtedness and to the extent necessary or appropriate to effectuate the purposes and carry out the terms and intent of the Lender Documents, the Secured Party shall have the right to the exclusion of the Debtor to

(i) make all demands, consents and waivers, or take any other action with respect to, the Collateral Account Proceeds, (ii) accept the payment of any interest, principal or other amounts payable under or in connection with the Collateral Account Proceeds, (iii) commence any actions to enforce the Collateral Account Proceeds, (iv) make all withdrawals from the Collateral Account, and (v) otherwise act with respect to the Collateral Account Proceeds as though it were the outright owner thereof.

          3.7  Executive Offices; Location of Assets.  The principal place of
               -------------------------------------
business and chief executive office of the Debtor is: 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122, or such other location of which Debtor shall have given the Secured Party 30 days' prior written notice.
Schedule 4.3 to the Loan Agreement lists the location of all of the Debtor's material assets and properties (other than the Leased Assets).


                                   ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

          4.1  No Presentment.  Debtor hereby waives presentment, protest,
               --------------
notice of protest, notice of dishonor, and notice of nonpayment with respect to any proceeds to which the Secured Party is entitled hereunder and any rights to direct the application of payments for security for the Indebtedness except as otherwise provided in the Lender Documents, and the Debtor also hereby waives any right to require proceedings against others or to require exhaustion of security.

          4.2  Secured Party's Right to Cure.  In the event the Debtor should
               -----------------------------
fail to do any act as herein provided or in any other Lender Document, the Secured Party may, but has no obligation to do so, without notice to the Debtor, and without releasing the Debtor from any obligation hereof, make or do such act in such manner and to such extent as the Secured Party may deem necessary to protect the Collateral, including the defense of any action purporting to affect the Collateral or the rights or powers of the Secured Party hereunder.

          4.3  Security Interest Absolute.  The security interest, rights of the
               --------------------------
Secured Party and obligations of the Debtor granted or created under this Subsidiary Security Agreement shall be absolute and unconditional irrespective of:

               (i) Any lack of validity or enforceability in whole or in part of this Subsidiary Security Agreement, the Loan Agreement or any other Lender Document or any other agreement or instrument executed or delivered in connection herewith or therewith;

               (ii) Any change in the time, manner or place of payment of, or in any other term of, any Note, or any other amendment or waiver of, or any consent to any departure from, the terms of this Subsidiary Security Agreement, the Loan Agreement, any other Lender Document, or any other instrument executed or delivered in connection herewith or therewith;

               (iii) Any exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of, or consent to departure from, any guaranty, for all or any of the Indebtedness;

               (iv) Any other circumstance which might otherwise constitute a defense available to, or a discharge of the Debtor in respect of, any Lender Document or the Indebtedness; or

               (v) Any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Borrower or Debtor.

          4.4  Amendments.  No amendment or waiver of any provision of this
               -----------
Subsidiary Security Agreement, nor consent to any departure by any party, shall in any event be effective unless the same shall be in writing and signed by each of the parties and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          4.5  No Waiver.  No failure on the part of any party to exercise, and
               ---------
no delay in exercising, any right under this Subsidiary Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          4.6  Notices.  All notices, requests, demands, consents and other
               -------
communications to or upon the parties to this Subsidiary Security Agreement shall be given pursuant to Section 8.6 of the Loan Agreement. The Debtor hereby designates the Borrower as its agent to receive any such notices.

          4.7  Counterparts.  This Subsidiary Security Agreement may be executed
               ------------
by the parties hereto in two or more counterparts, and by separate parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          4.8  Severability.  Any provision of this Subsidiary Security
               ------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          4.9  Captions.  The table of contents and the captions in this
               --------
Subsidiary Security Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          4.10 Governing Law.  This Subsidiary Security Agreement and the rights
               -------------
and obligations of the parties hereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

          4.11 Successors and Assigns.  This Subsidiary Security Agreement shall
               ----------------------
be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Subsidiary Security Agreement may not be assigned by the Debtor, and any such attempted assignment shall be void.

          IN WITNESS WHEREOF, the parties hereto have caused this Subsidiary Security Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                         PS TRADING, INC.


                         By:___________________________________
                            Name:
                            Title:


                         GATX CAPITAL CORPORATION


                         By:___________________________________
                            Name:
                            Title:.



                        [SUBSIDIARY SECURITY AGREEMENT]

                                                                       EXHIBIT J



          BORROWER STOCK PLEDGE AGREEMENT dated as of ________, 2000 from PS GROUP, INC., a Delaware corporation (the "Pledgor"), to GATX CAPITAL CORPORATION, a Delaware corporation (the "Lender" or "Pledgee").

          The Pledgor and the Lender have entered into a Loan Agreement (the "Loan Agreement"), dated as of December 18, 1999. The Pledgor is pledging the Pledged Stock (as defined below) to the Pledgee.

          Defined terms used and not defined herein have the meanings set forth in the Loan Agreement or, unless the context otherwise requires, those set forth in the Uniform Commercial Code of New York.

          The parties agree as follows:

          1.   Pledge.  In consideration of the Lender's making the Loan to the
               ------
Pledgor pursuant to the Loan Agreement, the Pledgor hereby assigns, transfers and pledges to the Pledgee, and grants to the Pledgee a first priority security interest in, all of the Pledgor's right, title and interest in, to and under that number of issued and outstanding shares of the capital stock of each entity set forth on Schedule I hereto (except to the extent that any such entity shall have previously been sold in accordance with Section 6.9(g) of the Loan Agreement), and the certificates representing such capital stock or securities together with all dividends, distributions and any other certificates from time to time issued, and all rights to receive the same, in respect thereof or in exchange therefor (collectively, together with the proceeds thereof, the "Pledged Stock"), to secure the prompt and complete payment and performance of all of the obligations (collectively, the "Obligations") of the Pledgor under the Loan Documents to which the Lender is a party or a beneficiary, including the Note (together, the "Lender Documents"), on and subject to the terms and conditions herein and therein contained.

          2.   Term.  The pledge hereunder of the Pledged Stock shall terminate
               ----
and be of no further force or effect upon the payment and satisfaction in full of all of the Obligations, and the Pledgee shall forthwith assign, transfer and deliver, against receipt, any remaining Pledged Stock and money, assets or other property received in respect thereof, to the Pledgor or to another on the order of the Pledgor, as the case may be.

          3.   Delivery.
               --------

               3.1 In furtherance of the pledge and assignment referred to in Section 1 of this Agreement, the Pledgor hereby (a) delivers to the Pledgee certificates representing the Pledged Stock, together with duly executed blank stock powers relating thereto and (b) agrees to deliver or cause each of its Subsidiaries or their successors to deliver to the Pledgee, promptly after the issuance thereof, any and all replacement certificates in respect of the certificates delivered pursuant to

                                                                               2
clause (a) above from time to time issued by any Subsidiary, or any successor, which certificates shall be part of the Pledged Stock, and certificates representing any additional shares of capital stock of any class of any Subsidiary, or any successor, and any other security issued or received by such Subsidiary, in respect thereof, together with duly executed blank stock powers with such signatures properly guaranteed.

          3.2 The Pledgee hereby acknowledges receipt of the certificates and the stock powers referred to in Section 3.1, and agrees to hold, release, and dispose of the same in accordance with this Agreement.

     4.   Transfer, Voting Power, Dividends.
          ---------------------------------

          4.1 The Pledgee may have the Pledged Stock registered in its name or in the name of its nominee if an Event of Default shall occur and be continuing (or if the Pledgee is required to do so by any regulatory authority or otherwise). Such Pledged Stock as so registered shall remain subject to this Agreement.

          4.2 (a) Unless and until an Event of Default shall occur and be continuing (the period during which any Event of Default shall so continue being herein called a "Default Period"), the Pledgor shall be entitled to exercise all powers of voting and consent pertaining to the Pledged Stock owned by it or any part thereof, for all purposes not inconsistent with the terms of this Agreement and any other Lender Document.

                    (b) To permit the Pledgor to exercise such powers of voting or consent, the Pledgee shall, if necessary, upon the written request of the Pledgor, from time to time execute and deliver to the Pledgor appropriate proxies.

                    (c) During any Default Period, the Pledgee or its nominee or nominees shall have the sole and exclusive right to exercise all powers of voting or consent pertaining to the Pledged Stock or any part thereof.

          4.3 (a) All payments, distributions or dividends, in securities, property or cash, including dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Stock or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Stock or any part thereof or received in exchange for the Pledged Stock or any part thereof as a result of a merger, consolidation or otherwise, shall be paid or delivered directly to the Pledgee immediately upon receipt thereof (accompanied by appropriate undated stock powers duly executed in blank or, at the request of the Pledgee, registered in the nominee's name), and shall be retained by the Pledgee as part of the Pledged Stock.

                  (b) In case any money shall be paid to the Pledgor on account of any dividend or other distribution upon or in respect of the Pledged Stock or any part thereof, such money shall be immediately paid to the Collateral Account [Lender].

                  (c) In order to permit the Pledgee to receive all payments and distributions to which it may be entitled under clause (a) above, the Pledgor shall, if necessary, upon the written request of the Pledgee, from time to time execute and deliver to the Pledgee appropriate dividend or payment orders.

                  (d) All cash and other property paid to and retained by the Pledgee pursuant to this Section 4.3 shall be held by it until applied as herein provided as additional collateral security pledged under and subject to this Agreement.

          5.  Remedies.
              --------

              If an Event of Default shall occur and be continuing, in addition to any rights and remedies which may be available to a secured party under the Uniform Commercial Code as in effect at the time in New York (the "Uniform Commercial Code"), the following provisions shall apply:

                 (a) The Pledgee may, without being required to give any notice except as hereinafter provided or as may be required by law, apply the cash, if any, then held by it as collateral security hereunder or in the Collateral Account to the payment of the Obligations and, if there shall be no such cash or the cash so applied shall be insufficient to pay in full all such Obligations, sell the Pledged Stock, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Pledgee may deem satisfactory, and the Pledgee may be the purchaser of any or all of the Pledged Stock so sold and thereafter hold the same absolutely, free from any right or claim of whatsoever kind.

                 (b) The Pledgee is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Stock.

                 (c) Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold. Each purchaser (including the Pledgee) at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or rights of redemption, of the Pledgor who owns such Pledged Stock, who hereby specifically waives, unless otherwise prohibited by law, as against any such purchaser all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

                 (d) The Pledgee shall give the Pledgor such period of notice as is required by law by mail or telegram (or by hand delivery) of its intention to make any such public or private sale, which notice shall specify, to the extent known by Pledgee, the terms of sale intended. Such notice of public sale shall state the time and place fixed for such sale.

                 (e) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix in the notice of such sale. At any such sale the Pledged Stock may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine.

                 (f) The Pledgee shall not be obligated to make any sale pursuant to any such notice. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                 (g) In case of any sale of all or any part of the Pledged Stock for future delivery, the Pledged Stock so sold must be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.

                 (h) The Pledgee, instead of, or in addition to, exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

          6.   Information.  If the Pledgee determines to exercise its right to
               -----------
sell all or any of the Pledged Stock, upon written request, the Pledgor shall from time to time furnish and cause its Subsidiaries to furnish to the Pledgee all such information as the Pledgee may reasonably request with respect to the Pledged Stock, the Subsidiaries and the Subsidiaries' properties, assets and liabilities.

          7.   General.  The following provisions shall apply to the Pledged
               -------
Stock and this Agreement generally:

               7.1  Private Sale.  The Pledgee shall incur no liability as a
                    ------------
result of the sale of the Pledged Stock, or any part thereof, at any private sale permitted by this Agreement or under applicable law; provided that the
                                                          --------
Pledgee shall act in a commercially reasonable manner. Subject to the immediately preceding sentence, the Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Pledgee arising by reason of the fact that the price at which any security may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Pledgee accepts the first offer received and does not offer such Pledged Stock to more than one offeree.

          7.2       Application of Proceeds.  The proceeds of any sale of all or
                    -----------------------
any part of the Pledged Stock, and any other cash at the time held by the Pledgee under this Agreement or in the Collateral Account, shall be applied by the Pledgee in accordance with Section 2.7 of the Loan Agreement as in effect immediately prior to the completion of such sale.

     As used in this Agreement, "proceeds" of the Pledged Stock shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Pledged Stock, including any received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of securities included in the Pledged Stock.

          7.3       Attorney-in-Fact.  The Pledgee is hereby appointed the
                    ----------------
attorney-in-fact of the Pledgor, for the sole use and benefit of the Pledgee at the expense of the Pledgor, to the extent permitted by law:

                    (a) for any period not a Default Period, to sign documents and take any other actions to perfect, promote and protect its security interest in the Pledged Stock consistent with the terms of this Agreement; and

                    (b) during a Default Period, to carry out the provisions of this Agreement and take any action and execute any instruments which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes hereof.

     The appointment of the Pledgee as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, during a Default Period, the Pledgee shall have the right and power with respect to all or any of the Pledged Stock (i) to exercise any election pursuant to
Section 338(h)(10) of the Code, (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the agent were the absolute owner thereof, and (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with references thereto; provided that the Pledgee as attorney-in-
                                     --------
fact or its agent shall give the Pledgor such period of notice as is required by law of the time and place of any sale or other intended disposition of any of the Pledged Stock.

          7.4       Limitation on Duty of the Pledgee.  Beyond the exercise of
                    ---------------------------------
reasonable care in the custody thereof, the Pledgee shall have no duty as to any

Pledged Stock in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Stock in its possession if the Pledged Stock is accorded treatment substantially equal to that which it accords its own property. Subject to the preceding sentence, the Pledgee shall not be liable or responsible for any loss or damage to any of the Pledged Stock, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Pledgee in good faith.

          7.5       Concerning the Pledgee.  The Pledgor agrees with the Pledgee
                    ----------------------
as follows:

                    (a) The Pledgee is authorized to take all such action as is provided to be taken by it hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Pledged Stock and any waivers or amendments of the provisions hereof), the Pledgee shall, subject to applicable laws, act or refrain from acting in accordance with its discretion;

                    (b) Neither the Pledgee nor any of its directors, officers, attorneys, agents or employees shall be liable for any action taken or omitted to be taken by it, or by them on its behalf, under this Agreement or in respect of any of the Pledged Stock or otherwise in connection with any of the foregoing, except for its or their own gross negligence or willful misconduct;

                    (c) In connection with its duties as the Pledgee under this Agreement, the Pledgee shall be entitled to rely on any paper or document reasonably believed by it to be genuine and correct and, in respect of legal matters, upon the opinion of legal counsel selected by it, and any action taken or omitted in good faith by the Pledgee in accordance with the opinion of such counsel shall be fully justified and protected from liability;

                    (d) The Pledgee shall not be responsible for the genuineness, validity, or effectiveness of any of the Pledged Stock nor shall it be liable because of any invalidity of the security provisions hereof, whether arising from law or by reason of any action or omission to act on its part, nor shall the Pledgee be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgor; and

                    (e) The Pledgee may employ agents and attorneys-in-fact selected in good faith and shall not be answerable, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected in good faith.

          8.   Representations, Warranties and Covenants.  The Pledgor hereby
               -----------------------------------------
represents and warrants to and covenants with the Pledgee that:

               (a) The Pledgor has full corporate power, authority and legal right and capacity to incur and perform its obligations hereunder;

               (b) As qualified by Schedule 2.05(d) of the Company Disclosure Schedules, this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and (B) by equitable principles relating to the availability of equitable remedies (regardless of whether considered in a proceeding at law or in equity).

               (c) The representations and warranties set forth in the Loan Agreement relating to the Pledgor are true and accurate subject to the limitations set forth therein;

               (d) The Pledged Stock together constitutes all of the issued and outstanding shares of capital stock of each of the Subsidiaries of the Pledgor;

               (e) So long as the Obligations remain outstanding, the Pledgor at all times will be the sole direct or indirect beneficial owner of the Pledged Stock pledged by it or to be pledged by it hereunder;

               (f) This Agreement grants to Pledgee a first priority lien upon and first priority perfected security interest in the Pledged Stock subject to no other Lien (whether prior, equal or junior) or security interest. Without limiting the generality of the foregoing, the Pledgor may not sell, assign, transfer, pledge, hypothecate, gift, devise, incur, create or permit the creation of a Lien over, or otherwise dispose of (a "transfer") any or all of the Pledgor's interest in the Pledged Stock without the prior written consent of the Pledgee. If any such consent is given, a transfer will be subject to satisfaction of the following conditions: (i) receipt of an opinion in form and substance reasonably satisfactory to the Pledgee from counsel acceptable to the Pledgee covering such matters as the Pledgee may reasonably request, including opinions to the effect that the transferee shall be owner of the Pledged Stock for tax purposes, that any and all of the Obligations shall be enforceable against such transferee and that nothing in such transfer shall impair, hinder or otherwise limit the enforceability of the Lender Documents against the Pledgor or of the Pledgee's rights thereunder, and (ii) execution of such documents and taking of such actions by the Pledgor and such transferee to, among other things, confirm, acknowledge or assume, as the case may be, their respective obligations under the Lender Documents; and

                    (g) the Pledgor's Obligations hereunder shall not be affected in any way by any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Pledgor.

          9.   Further Assurances. The Pledgor agrees that, from time to time
               ------------------
upon the written request of the Pledgee, it will execute and deliver such further documents and do such other acts and things as the Pledgee may reasonably request in order fully to effect the purposes of this Agreement.

          10.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Pledgor, and any such attempted assignment shall be void.

          11.  Miscellaneous.
               -------------

               11.1 Amendments.  No amendment or waiver of any provision of this
                    -----------
Agreement, nor consent to any departure by any party, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               11.2 No Waiver.  No failure on the part of any party to exercise,
                    ---------
and no delay in exercising, any right hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

               11.3 Notices. All notices, requests, demands, consents and other
                    -------
communications to or upon the parties to this Agreement shall be in writing and shall be delivered by hand or sent by facsimile transmission or other written telecommunication or deposited in the mail by first-class registered or certified mail, return-receipt requested, postage prepaid, addressed as follows:

          Pledgor:  4730 La Jolla Drive
                    Suite 1050
                    San Diego, CA  92122
                    Attention:   Chief Financial Officer
                    Telecopier: (619) 642-1955


          Pledgee:  Four Embarcadero Center
                    Suite 2200
                    San Francisco, California  94111
                    Attention:   Fred Vaske
                    Telecopier:  415-955-3200

                                                                               9
or to such other address as may be hereafter designated in writing by the respective parties hereto by notice similarly given. All notices shall be effective upon receipt thereof.

               11.4 Counterparts.  This Agreement may be executed by the parties
                    ------------
hereto in two or more counterparts, and by separate parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

               11.5 Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               11.6 Captions.  The table of contents and the captions in this
                    --------
Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

               11.7 Governing Law.  This Agreement and the rights and
                    -------------
obligations of the parties hereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed within such State.

               11.8 Jurisdiction.
                    ------------

                    (a) Each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York state court in New York County or any United States federal court in the Southern District of New York over any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Pledgor irrevocably appoints Integrated Capital Associates of New York, Inc., which currently maintains an office in New York state situated at 101 East 52nd Street, New York, New York, 10022, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. The Pledgor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to it at its address as provided for notices hereunder.

                    (b) Nothing in this Section 128 shall affect the right of the parties hereto to serve legal process in any other manner permitted by law or affect the right of the parties hereto to bring any action or proceeding in the courts of any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                         PS GROUP, INC.


                         By:___________________________
                             Name:
                             Title:












                       [BORROWER STOCK PLEDGE AGREEMENT]

                                   Schedule I


Pledgor                         Issuer                       Number of                  Ownership
-------                         ------                       Shares Pledged             Percentage
                                                             --------------             -----------
PS Group, Inc.                  Statex Petroleum, Inc.            ____                      100%
PS Group, Inc.                  PS Trading, Inc.                  ____                      100%
PS Group, Inc.                  PSG Services, Inc.                ____                      100%
PS Group, Inc.                  PSG Systems, Inc.                 ____                      100%
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